                    Statement of Additional Information For
          Flexible Premium Variable Universal Life Insurance Policies

                             Policy Form 1096 1/87

                                  Issued by:
                     GE Life and Annuity Assurance Company
                     GE Life & Annuity Separate Account II
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: 1-800-352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated April 30, 2004 (as amended May 28, 2004), for the Flexible Premium Variable Universal Life Insurance Policies issued by GE Life and Annuity Assurance Company through its GE Life & Annuity Separate Account II.

For a free copy of the prospectus:

    Call:  1-800-352-9910

 Or write: GE Life and Annuity Assurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

 Or visit: www.gefinancialservice.com

   Or contact your financial representative

The date of this Statement of Additional Information is April 30, 2004 (as amended May 28, 2004).

Table of Contents



           The Company.....................................................  B-3

           The Separate Account............................................  B-4

           Agreements With Distributors and Advisers for the Funds.........  B-4

           Additional Information About the Cost of Insurance Charge.......  B-4

           Reduction of Charges for Group Sales............................  B-5

           Continuation Amount and Continuation Period.....................  B-6

           Grace Period....................................................  B-6

           Reinstatement...................................................  B-7

           Determining the Death Benefit...................................  B-9

           Unit Values..................................................... B-10

           Net Investment Factor........................................... B-10

           Tax Status of the Policy........................................ B-11

           Maturity Value.................................................. B-11

           Special Rule for Certain Cash Distribution in the First 15
           Policy Years.................................................... B-11

           Loans........................................................... B-11

           Loss of Interest Deduction Where Policies Are Held By or for
           the Benefit of Corporations, Trusts, Etc........................ B-12

           Changes and Exchanges........................................... B-12

           Optional Payment Plans.......................................... B-12

           Incontestability................................................ B-14

           Suicide Exclusion............................................... B-14

           Other Policies.................................................. B-14

           Sale of the Policies............................................ B-14

           Legal Matters................................................... B-16

           Experts......................................................... B-16

           Actuarial Matters............................................... B-16

           Performance Information......................................... B-16

           Financial Statements............................................ B-17

THE COMPANY           We are a stock life insurance company operating under a
                      charter granted by the Commonwealth of Virginia on March
                      21, 1871 to The Life Insurance Company of Virginia.
                      General Electric Capital Corporation ("GE Capital") acquired us from Aon Corporation on April 1, 1996. GE
                      Capital subsequently contributed us to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. ("GE
                      Financial Assurance") and ultimately the majority of the outstanding common stock to General Electric Capital
                      Assurance Company ("GECA"). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company
                      ("Harvest") merged into on January 1, 1999. At this time we were renamed GE Life and Annuity Assurance Company.
                      Harvest's former parent, Federal Home Life Insurance
                      Company ("Federal"), received our common stock in exchange for its interest in Harvest.

                      On May 25, 2004, our ultimate parent, General Electric Corporation ("GE") completed a initial public offering ("IPO") of thirty percent of the shares of a new company named Genworth Financial, Inc. ("Genworth") comprising most of the life and mortgage insurance operations of GE Financial Assurance, including GELAAC. As a result, at May 25, 2004, Genworth owned approximately three percent of our outstanding common stock while GECA and Federal, both indirect subsidiaries of Genworth, owned approximately eighty-five percent and twelve percent of our outstanding common stock, respectively.

                      At May 25, 2004, all of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("Brookfield"). Brookfield is wholly-owned direct subsidiary of Genworth.

                      Genworth is a publicly traded company that is majority owned by GE Financial Assurance. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of GE Capital, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of General Electric Company ("GE").

                      We principally offer annuity contracts, guaranteed investment contracts, funding agreements, and life insurance. We do business in the District of Columbia and all states except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                      We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the

                      Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

                      We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE          We established the GE Life & Annuity Separate Account II
ACCOUNT               as a separate investment account on August 21, 1986. The
                      Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940
                      (the "1940 Act") and meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC.

AGREEMENTS WITH       We have entered into agreements with either the
DISTRIBUTORS AND      investment adviser or distributor of each of the Funds
ADVISERS FOR THE      under which the adviser or distributor pays us a fee
FUNDS                 ordinarily based upon a percentage of the average annual
                      aggregate net amount we have invested in the Portfolio on behalf of the Separate Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. The amounts we receive under these agreements may be significant. The agreements reflect administrative services we provide.

ADDITIONAL            To determine your cost of insurance for a particular
INFORMATION           Policy Month, we multiply your net amount at risk by the
ABOUT THE COST        applicable cost of insurance rate. We determine your net
OF INSURANCE          amount at risk by the following formula:
CHARGE

                     Death Benefit Proceeds
                     ---------------------- -   Cash Value
                          1.0032737

                      If the Specified Amount has increased, we first consider the Cash Value part of the initial Specified Amount. If the Cash Value is more than the initial Specified Amount, we will allocate that Cash Value to the increases in Specified Amount in the order of such increases.

REDUCTION OF          We may reduce charges and/or deductions for sales of the
 CHARGES FOR          Policies to a trustee, employer or similar entity
 GROUP SALES          representing a group or to members of the group where
                      such sales result in savings of sales or administrative expenses. We will base these discounts on the following:

                        (1) The size of the group.  Generally, the sales
                            expenses for each individual Owner for a larger group are less than for a smaller group because more Policies can be implemented with fewer sales contacts and less administrative cost.

                        (2) The total amount of premium payments to be received
                            from a group. The number of Policy sales and other expenses are generally proportionately less on larger premium payments than on smaller ones.

                        (3) The purpose for which the Policies are
                            purchased. Certain types of plans are likely to be more stable than others. Such stability reduces the number of sales contacts and administrative and other services required, reduces sales administration and results in fewer Policy terminations. As a result, our sales and other expenses are reduced.

                        (4) The nature of the group for which the Policies are
                            purchased. Certain types of employee and professional groups are more likely to continue Policy participation for longer periods than are other groups with more mobile membership. If fewer Policies are terminated in a given group, our sales and other expenses are reduced. Likewise, we may realize reduced sales and other expenses for sales to groups that are affiliated with us or with whom we transact business, such as our own employees, the employees of our affiliated companies, the employees of broker/dealers with whom we have selling agreements and the employees of our other business partners, including family members of such employees.

                        (5) Other circumstances.  There may be other
                            circumstances of which we are not presently aware, which could result in reduced sales expenses.

                      If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of policies funded by the Separate Account.

                      Any such reduction in charges and/or deductions will be consistent with the standards we use in determining the reduction in charges and/or deductions for other group arrangements.

CONTINUATION          On any Monthly Anniversary Date during the Continuation
AMOUNT AND            Period, if the Surrender Value of the Policy is not
CONTINUATION          sufficient to cover the monthly deduction, the Policy
PERIOD                will remain in effect if the Net Total Premium is at
                      least equal to the Continuation Amount.

                      At the end of the Continuation Period, you may have to pay an additional premium to keep the Policy in effect.

                      An increase in Specified Amount will increase the Continuation Amount. A decrease in Specified Amount will reduce the Continuation Amount. Any termination and subsequent reinstatement of the Policy will reduce the Continuation Amount. We will send you a supplemental Policy data page reflecting any adjusted amounts. The Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

GRACE PERIOD          On any Monthly Anniversary Date during the Continuation
                      Period, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate, if:

                        (1) the Surrender Value is not sufficient to cover the
                            monthly deduction; and

                        (2) the Net Total Premium is less than the Continuation
                            Amount.

                      The amount of the sufficient premium will equal the lesser of (1) and (2), where:

                        (1) equals the monthly deduction due minus the
                            Surrender Value, and that result divided by the Net Premium Factor; and

                        (2) equals the Continuation Amount minus the Net Total
                            Premium.

                      All amounts in (1) and (2) above are as of the Monthly Anniversary Date at the beginning of the grace period.

                      On any Monthly Anniversary Date after the Continuation Period, if the Surrender Value is not sufficient to cover the monthly deduction, you must pay a premium sufficient to keep the Policy in effect or coverage will terminate. In this case, the amount of the sufficient premium will equal the monthly deduction due minus the Surrender Value, and that result is then divided by the Net Premium Factor. As used in this paragraph, the monthly deduction due and the Surrender Value are both as of the Monthly Anniversary Date at the beginning of the grace period.

                      In either case, we will mail you written notice of the sufficient premium. This notice will be sent to your last known address. You have a 61-day grace period from the date we mail the notice to pay the sufficient premium.

                      Coverage continues during the 61-day grace period. If the sufficient premium is not paid by the end of the grace period, the Policy will terminate without value. If the death of the Insured occurs during the grace period, Death Benefit Proceeds will be reduced by the amount of the sufficient premium that would have been required to keep the Policy in effect.

REINSTATEMENT         You may reinstate this Policy within three years of the
                      end of the grace period if:

                        (1) you submit an application for reinstatement;

                        (2) you provide required evidence of insurability
                            satisfactory to us to determine the guaranteed maximum cost of insurance rate;

                        (3) the Policy has not been surrendered for cash; and

                        (4) you pay the premium as described below.

                      The Policy will be reinstated as of the date we approve the reinstatement. The surrender charge and the Continuation Period will be as though the Policy had been in effect continuously from its original Policy Date.

                      On the date of reinstatement, the Cash Value will be allocated to the Subaccounts specified by you. Unless you tell us otherwise, these allocations will be made in the same manner that Net Premiums are allocated.

                      If the Policy terminates and is reinstated before the end of the Continuation Period, you will have to pay a premium equal to (1) minus (2) minus (3) plus (4), where:

                        (1) is the Continuation Amount as of the date of
                            reinstatement;

                        (2) is the sum of the monthly deductions that would
                            have been made during the period between termination and reinstatement, divided by the Net Premium Factor;

                        (3) is the Net Total Premium on the date of
                            termination; and

                        (4) is an amount sufficient to keep the Policy in
                            effect for two Policy Months after the date of reinstatement.

                      On the date of reinstatement, the Cash Value will equal
                      (1) plus (2) minus (3), where:

                        (1) is the Cash Value on the first day of the grace
                            period;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

                      If the Policy terminates before the end of the Continuation Period, and is reinstated after the end of the Continuation Period, you will have to pay a premium which, after multiplying it by the Net Premium Factor, equals (1) plus (2) minus (3), where:

                        (1) is the surrender charge on the date of termination;

                        (2) is an amount equal to the monthly deduction for two
                            months after the date of reinstatement; and

                        (3) is the Cash Value on the date of termination.

                      On the date of reinstatement, the Cash Value will equal
                      (1) plus (2) plus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is an amount equal to the monthly deduction for the
                            two months after the date of reinstatement, minus the monthly deduction for the month following the date of reinstatement; and

                        (3) is any premium paid in excess of the required
                            reinstatement premium, multiplied by the Net
                            Premium Factor.

                      If the Policy terminates after the end of the Continuation Period and is reinstated, you will have to pay the amount of premium necessary to keep the Policy in effect for at least two months.

                      On the date of reinstatement, the Cash Value will equal
                      (1) plus (2) minus (3), where:

                        (1) is the surrender charge in effect on the date of
                            reinstatement;

                        (2) is the premium paid to reinstate multiplied by the
                            Net Premium Factor; and

                        (3) is the monthly deduction for the month following
                            the date of reinstatement.

DETERMINING THE       In the application for original coverage, you must meet
DEATH BENEFIT         the Guideline Premium Test as defined in Section 7702(c)
                      of the Code in order for the Policy to be treated as life insurance in accordance with the Code.

                      Guideline Premium Test

                      Under the Guideline Premium Test, you must also choose one of two Death Benefit options.

                      Under Option A, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount plus the Cash Value; and

                        (2) is the Cash Value multiplied by the corridor
                            percentage (see table below).

                      Under Option B, the Death Benefit is the greater of (1) and (2), where:

                        (1) is the Specified Amount; and

                        (2) is the Cash Value multiplied by the corridor
                            percentage (see table below).

                      Under Options A and B, the Death Benefit is the Cash Value multiplied by 101%.

                      The corridor percentage depends on the Attained Age of the Insured on the date of death.

                  Attained     Corridor   Attained    Corridor
                    Age       Percentage    Age      Percentage
                -----------------------------------------------
                40 or younger    250%        61         128%
                     41          243%        62         126%
                     42          236%        63         124%
                     43          229%        64         122%
                     44          222%        65         120%
                     45          215%        66         119%
                     46          209%        67         118%
                     47          203%        68         117%
                     48          197%        69         116%
                     49          191%        70         115%
                     50          185%        71         113%
                     51          178%        72         111%
                     52          171%        73         109%
                     53          164%        74         107%
                     54          157%       75-90       105%
                     55          150%        91         104%
                     56          146%        92         103%
                     57          142%        93         102%
                     58          138%    94 or older    101%
                     59          134%
                     60          130%
                -----------------------------------------------

                      The Specified Amount and Cash Value used in calculating the Death Benefit are amounts in effect on the date of death. In no event will the Death Benefit be less than the amount required to keep the Policy qualified as life insurance.

UNIT VALUES           We will purchase shares of the Portfolios at net asset
                      value and direct them to the appropriate Subaccounts. We will redeem sufficient shares of the appropriate
                      Portfolios at net asset value to pay surrender/partial surrender proceeds or for other purposes described in the Policy. We automatically reinvest all dividends and capital gain distributions of the Portfolios in shares of the distributing Portfolios at their net asset value on the date of distribution. In other words, we do not pay
                      Portfolio dividends or Portfolio distributions to Owners as additional units, but instead reflect them in unit values.

                      We arbitrarily set the unit value for each Subaccount at $10 when we establish the Subaccount. After that, a Subaccount's unit value varies to reflect the investment experience of the Portfolio in which the Subaccount invests, and may increase or decrease from one Valuation Day to the next. We determine unit value, after a Subaccount's operations begin, by multiplying the net investment factor (described below) for that Valuation Period by the unit value for the immediately preceding Valuation Period.

NET INVESTMENT        The net investment factor for a Valuation Period is (1)
FACTOR                divided by (2), where:

                        (1) is the result of:

                            (a) the value of the assets at the end of the
                                preceding Valuation Period; plus

                            (b) the investment income and capital gains,
                                realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

                            (c) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (d) any amount charged against the Separate Account
                                for taxes, or any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Separate Account; and

                        (2) is the value of the assets in the Subaccount at the
                            end of the preceding Valuation Period.

TAX STATUS OF         For Policies designed to comply with the tax law's
THE POLICY            Guideline Premium Test, favorable tax treatment will
                      apply to your Policy only if the premiums paid for your Policy do not exceed a limit established by the tax law.
                      An increase or decrease in the Policy's Specified Amount may change this premium limit. Also, a minimum death benefit requirement must be satisfied. As a result, we may need to return a portion of your premiums, with earnings thereon, and impose higher cost of insurance charges (not exceeding those guaranteed) in the future.
                      We will monitor the premiums paid for your Policy to keep them within the tax law's limit.

MATURITY VALUE        In a few states, a maturity value will be paid. Maturity
                      proceeds will be taxable to the extent the amount received plus Policy Debt exceeds the "investment in the contract." You will be taxed on these amounts at ordinary income tax rates, not at lower capital gains tax rates.
                      Your "investment in the contract" generally equals the total of the premiums paid for your Policy plus the amount of any loan that was includible in your income, reduced by any amounts you previously received from the Policy that you did not include in your income.

SPECIAL RULE FOR      During the first 15 years after your Policy is issued, if
CERTAIN CASH          we distribute cash to you and reduce the Death Benefit
DISTRIBUTIONS IN      Proceeds (e.g., by decreasing the Policy's Specified
THE FIRST 15          Amount), you may be required to pay tax on all or part of
POLICY YEARS          the cash payment, even if it is less than your
                      "investment in the contract." This also may occur if we distribute cash to you up to two years before the proceeds are reduced, or if the cash payment is made in anticipation of the reduction. However, you will not be required to pay tax on more than the amount by which your Cash Value exceeds your "investment in the contract."

LOANS If your Policy is not a modified endowment contract, a loan received under a Policy (i.e., Policy Debt) normally will be treated as your indebtedness. Therefore, so long as the Policy remains in force, you will generally not be taxed on any part of a Policy loan. However, it is possible that you could have additional income for tax purposes for periods when the interest crediting rate on collateral is the same as the loan interest rate. If your Policy terminates (by a full surrender or by a lapse) while the Insured is alive, you will be taxed on the amount (if any) by which the Policy Debt plus any amount received due to partial surrenders exceeds your investment in the Policy.

                      Generally, interest paid on Policy Debt or other indebtedness related to the Policy will not be tax deductible, except in the case of certain indebtedness under a Policy covering a "key person." A tax adviser should be consulted before taking any Policy loan.

LOSS OF INTEREST      If an entity (such as a corporation or a trust, not an
DEDUCTION WHERE       individual) purchases a Policy or is the Beneficiary(ies)
POLICIES ARE HELD     of a Policy issued after June 8, 1997, a portion of the
BY OR FOR THE         interest on indebtedness unrelated to the Policy may not
BENEFIT OF            be deductible by the entity. However, this rule does not
CORPORATIONS,         apply to a Policy owned by an entity engaged in a trade
TRUSTS, ETC.          or business which covers the life of an individual who is:

                         . a 20% owner of the entity; or

                         . an officer, director, or employee of the trade or
                           business, at the time first covered by the Policy.

                      Entities that are considering purchasing the Policy, or that will be a Beneficiary(ies) under a Policy, should consult a tax adviser.

CHANGES AND           The right to change Owners and changes reducing future
EXCHANGES             amounts of Death Benefit Proceeds may have tax
                      consequences depending upon the circumstances of each change. The exchange of one life insurance policy for another life insurance policy generally is not taxed
                      (unless cash is distributed or a loan is reduced or forgiven).

OPTIONAL              The Policy currently offers the following five Optional
PAYMENT PLANS         Payment Plans, free of charge, as alternatives to the
                      payment of a Death Benefit or Surrender Value in a lump sum (see the "Requesting Payments" provision of the prospectus):

                          Plan 1 -- Income for a Fixed Period. We will make equal periodic payments for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies before the end of the fixed period, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at a yearly rate of 3%. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided. Discounted means we will deduct the amount of interest each remaining payment would have included had it not been distributed early.

                          Plan 2 -- Life Income. We will make equal monthly payments for a guaranteed minimum period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. If the payee dies before the end of the guaranteed period, we will discount the amount of remaining payments for the minimum period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

                          Plan 3 -- Income of a Definite Amount. We will make equal periodic payments of a definite amount. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

                          Plan 4 -- Interest Income. We will make periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly or monthly and will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided.

                          Plan 5 -- Joint Life and Last Survivor Income. We will make equal monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same interest rate used to calculate the monthly income. We will pay the discounted amount in one sum to the last survivor's estate unless otherwise provided.

                      You may select an Optional Payment Plan in your application or by writing our Home Office. We will transfer any amount left with us for payment under an Optional Payment Plan to our General Account. Payments under an Optional Payment Plan will not vary with the investment performance of the Separate Account because they are forms of fixed-benefit annuities. Amounts allocated to an Optional Payment Plan will be credited interest at 3% compounded annually. Certain conditions and restrictions apply to payments received under an Optional Payment Plan. For further information, please review your Policy or contact one of our authorized agents.

                      If Death Benefit Proceeds under the Policy are paid under one of the Optional Payment Plans, the Beneficiary(ies) will be taxed on a portion of each payment (at ordinary income tax rates). We will notify the Beneficiary(ies) annually of the taxable amount of each payment. However, if the Death Benefit Proceeds are held by us under Optional Payment Plan 4 (interest income), the Beneficiary(ies) will be taxed on the interest income as it is credited.

INCONTESTABILITY      The Policy limits our right to contest the Policy as
                      issued, reinstated or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force for a minimum period during the Insured's lifetime. The minimum period is generally two years from the Policy
                      Date, date of reinstatement or effective date of the increase. This provision does not apply to riders that provide disability benefits (subject to state exception).

SUICIDE               If the Insured commits suicide while sane or insane
EXCLUSION             within two years of the Policy Date, all coverage under
                      the Policy will end, and we will pay the Beneficiary(ies) an amount equal to all premiums paid, less outstanding
                      Policy Debt and less amounts paid upon partial surrender of the Policy.

                      If the Insured commits suicide while sane or insane more than two years after the Policy Date but within two years after the effective date of an increase in the Specified Amount, we will limit the amount payable with respect to that increase. The amount payable attributable to the increase will equal the monthly deductions for the increase. Such Death Benefit Proceeds will be paid to the Beneficiary(ies) under the same conditions as the initial Specified Amount.

                      Please see your Policy for more details.

OTHER POLICIES        We offer other variable life insurance policies in the
                      Separate Account which also invest in the same (or many of the same) Portfolios of the Funds. These policies may have different charges that could affect the value of the Subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your financial representative, or call (800) 352-9910.

SALE OF THE           We have entered into an underwriting agreement with
POLICIES              Capital Brokerage Corporation (doing business in Indiana,
                      Minnesota, New Mexico, and Texas as GE Capital Brokerage
                      Corporation) (collectively, "Capital Brokerage
                      Corporation") for the distribution and sale of the Policies. Pursuant to this agreement, Capital Brokerage
                      Corporation serves as principal underwriter for the Policies, offering them on a continuous basis. Capital
                      Brokerage Corporation is located at 3001 Summer Street,
                      2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

                      Capital Brokerage Corporation offers the Policies through registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      Capital Brokerage Corporation may enter into selling agreements with an affiliated broker-dealer (Terra Securities Corporation) and independent broker-dealers to sell the Policies. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      Although we do not pay any underwriting commissions to Capital Brokerage Corporation, we do pay sales commissions to Capital Brokerage Corporation for promotion and sales of the Policies by registered representatives as well as by selling firms. In the first Policy year, the selling firm will receive a commission of up to approximately 40% of the first year target premium (based on Age, gender, Specified Amount, risk class and other factors) plus up to approximately 2.5% of premiums paid in excess of the first year target premium. In renewal years, the selling firm receives up to approximately 2.5% of premiums paid. This commission may be returned to us if the Policy is not continued through the first Policy year. We may on occasion pay a higher commission for a short period of time as a special promotion. In the case of sales by the principal underwriter's registered representatives, a portion of the sales commission is passed through the principal underwriter to its registered representative who sold the Policy.

                      We also may make other payments for services that do not directly involve the sales of the Policies. These services may include the recruitment and training of personnel, production of promotional literature and similar services. In addition, registered representatives may be eligible for non-cast compensation programs that we offer, such as conferences, trips, prizes and awards.

                      Capital Brokerage Corporation also receives 12b-1 fees from the AllianceBernstein Variable Products Series Fund, Fidelity Variable Insurance Products, Janus Aspen Series and MFS(R) Variable Insurance Trust.

                      During 2003, 2002 and 2001, $3.6 million, $4.8 million and $8.9 million, respectively was paid to Capital Brokerage Corporation for the sale of Policies in the Separate

                      Account and any new premium received. Capital Brokerage Corporation then passes the entire amount of the sales commission to the selling firm whose registered representative sold the Policy. The selling firm may retain a portion of the commission before it pays the registered representative who sold the Policy. In 2003, 2002 and 2001, no underwriting commissions were paid to Capital Brokerage Corporation. We intend to recover commissions and costs of Policy benefits through fees and charges imposed under the Policies. Commissions paid on the Policies, including other incentives and payments, are not charged directly to you or to your Cash Value.

LEGAL MATTERS         Advice on certain legal matters relating to federal
                      securities laws has been provided by Heather Harker, Vice
                      President, Associate General Counsel and Assistant
                      Secretary of the Company.

EXPERTS The consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003, and 2002, and for each of the years in the three-year period ended December 31, 2003, and the financial statements of GE Life & Annuity Separate Account II as of December 31, 2003 and for each of the years or lesser periods in the two-year period ended December 31, 2003, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The report of KPMG LLP dated February 6, 2004 with respect to the consolidated financial statements of GE Life and Annuity Assurance Company and subsidiary refers to a change in accounting for goodwill and other intangible assets in 2002 and for derivative instruments and hedging activities in 2001.

ACTUARIAL             Actuarial matters have been examined by Paul Haley, an
MATTERS               actuary of the Company, whose opinion we filed as an
                      exhibit to the registration statement.

PERFORMANCE           We demonstrate adjusted performance and unadjusted
INFORMATION           performance for the Portfolios available in the Separate
                      Account. The performance tables assume that the Insured is in the preferred, non-smoker risk class and the tables assume that no loans are taken from the Policy. In addition, all illustrations will assume that all capital gains and dividends from the Portfolios are reinvested in the Portfolios.

                      The performance tables assume an initial Specified Amount of $250,000, increasing death benefit Option A, for a male age 45, paying an annual premium of $12,000 at Policy issue and at each Policy anniversary.

                      When available, we will provide the total returns for the periods of one, three, five and ten years. Adjusted performance will also include performance from the date the Portfolio was added to the Separate Account until the end of the stated period. Unadjusted performance will also include performance from the date the Portfolio was declared effective with the SEC until the end of the stated period.

                      Adjusted Performance assume the following current charges:

                         1) a mortality and expense risk charge at an annual
                            rate of 0.70% of assets in the Separate Account;

                         2) a monthly administrative charge of $6.00;

                         3) a premium charge of $900.00 (5.0% of $12,000 + 2.5%
                            of $12,000); and

                         4) a surrender charge of $1,700.00 which is derived by
                            assuming that the owner surrendered the Policy at the end of the first Policy year. This amount includes your $1,200 deferred sales charge.

                      Unadjusted performance is calculated similarly to adjusted performance, except that unadjusted performance does not include cost of insurance charges, premium tax charges, or the charges for the monthly administrative charge, the premium charge or the surrender charges. If such charges were included in the performance, the performance numbers would be lower.

                      We do not include charges for the cost of insurance or charges for any optional riders in either adjusted or unadjusted performance. If such charges were included in the hypothetical performance, the performance numbers would be lower.

                      Cost of insurance charges, as well as some of charges for the optional riders, vary based on individual circumstances. See your registered representative or contact our Home Office for a personalized illustration showing all current and guaranteed charges based on hypothetical performance. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

FINANCIAL             You should distinguish the consolidated financial
STATEMENTS            statements of the Company and its subsidiary included in
                      this Statement of Additional Information from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Policies. You should not consider the consolidated financial statements of the Company and its subsidiary as affecting the investment performance of the assets held in the Separate Account.

                      The Separate Account financial statements included in this Statement of Additional Information have several Subaccounts that are not available to this Policy.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                             Financial Statements

                         Year ended December 31, 2003

                  (With Independent Auditors' Report Thereon)

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               Table of Contents

                               December 31, 2003

                                     Page
                                     ----
Independent Auditors' Report........  F-1

Statements of Assets and Liabilities  F-3

Statements of Operations............ F-13

Statements of Changes in Net Assets. F-24

Notes to Financial Statements....... F-41

                         Independent Auditors' Report

Policy Owners
GE Life & Annuity Separate Account II
   and
The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying statements of assets and liabilities of GE Life & Annuity Separate Account II (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund-Series II Shares, AIM V.I. Capital Appreciation Fund-Series I Shares, AIM V.I. Growth Fund-Series I Shares, AIM V.I. Premier Equity Fund-Series I Shares; The Alger American Fund -- Alger American Growth Portfolio-Class O Shares, Alger American Small Capitalization Portfolio-Class O Shares; AllianceBernstein Variable Products Series Fund,
Inc. -- Growth and Income Portfolio-Class B, Premier Growth Portfolio-Class B, Quasar Portfolio-Class B, Technology Portfolio-Class B; Dreyfus -- Dreyfus Investment Portfolios-Emerging Markets Portfolio-Initial Shares, The Dreyfus Socially Responsible Growth Fund, Inc.-Initial Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Federated Insurance Series -- Federated American Leaders Fund II-Primary Shares, Federated Capital Income Fund II, Federated High Income Bond Fund II-Primary Shares, Federated High Income Bond Fund II-Service Shares, Federated International Small Company Fund II, Federated Kaufmann Fund II-Service Shares; Fidelity Variable Insurance Products Fund (VIP) -- VIP Equity-Income Portfolio-Initial Class, VIP Equity-Income Portfolio-Service Class 2, VIP Growth Portfolio-Initial Class, VIP Growth Portfolio-Service Class 2, VIP Overseas Portfolio-Initial Class; Fidelity Variable Insurance Products Fund II (VIP II) -- VIP II Asset Manager/SM/ Portfolio-Initial Class, VIP II Contrafund(R) Portfolio-Initial Class, VIP II Contrafund(R) Portfolio-Service Class 2; Fidelity Variable Insurance Products Fund III (VIP III) -- VIP III Dynamic Capital Appreciation Portfolio-Service Class 2, VIP III Growth & Income Portfolio-Initial Class, VIP III Growth & Income Portfolio-Service Class 2, VIP III Growth Opportunities Portfolio-Initial Class, VIP III Mid Cap Portfolio-Service Class 2; GE Investments Funds, Inc. -- Global Income Fund, Income Fund, International Equity Fund, Mid-Cap Value Equity Fund, Money Market Fund, Premier Growth Equity Fund, Real Estate Securities Fund, S&P 500(R) Index Fund, Small-Cap Value Equity Fund, Total Return Fund, U.S. Equity Fund, Value Equity Fund; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; Greenwich Street Series
Fund -- Salomon Brothers Variable Emerging Growth Fund-Class II; Janus Aspen Series -- Balanced Portfolio-Institutional Shares, Balanced Portfolio-Service Shares, Capital Appreciation Portfolio-Institutional Shares, Capital Appreciation Portfolio-Service Shares, Flexible Income Portfolio-Institutional Shares, Global Life Sciences Portfolio-Service Shares, Global Technology Portfolio-Service Shares, Growth Portfolio-Institutional Shares, Growth Portfolio-Service Shares, International Growth Portfolio-Institutional Shares, International Growth Portfolio-Service Shares, Mid Cap Growth Portfolio-Service Shares, Mid Cap Growth Portfolio-Institutional Shares, Worldwide Growth Portfolio-Institutional Shares, Worldwide Growth Portfolio-Service Shares; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series-Service Class Shares, MFS(R) Investors Trust Series-Service Class Shares, MFS(R) New Discovery Series-Service Class Shares, MFS(R) Utilities Series-Service Class Shares; Nations Separate Account Trust -- Nations Marsico Growth Portfolio, Nations Marsico International Opportunities Portfolio; Oppenheimer Variable Account Funds -- Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Aggressive Growth Fund/VA-Service Shares, Oppenheimer Bond Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA-Service Shares, Oppenheimer Global Securities Fund/VA-Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA-Service Shares, Oppenheimer Main Street Small Cap Fund/VA-Service Shares, Oppenheimer Multiple Strategies Fund/VA; PBHG Insurance Series Fund, Inc. -- PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio; PIMCO Variable Insurance Trust -- Foreign Bond Portfolio-Administrative Class Shares, High Yield Portfolio-Administrative Class Shares, Long-Term U.S. Government Portfolio-Administrative Class Shares, Total Return Portfolio-Administrative Class Shares; The Prudential Series Fund, Inc. -- Jennison 20/20 Focus Portfolio-Class II, Jennison Portfolio-Class II; Rydex Variable Trust -- OTC Fund; Salomon Brothers Variable Series Fund
Inc -- Salomon Brothers Variable All Cap Fund-Class II, Salomon Brothers Variable Investors Fund-Class I, Salomon Brothers Variable Strategic Bond Fund-Class I, Salomon Brothers Variable Total Return Fund-Class I; and Van Kampen Life Investment Trust -- Comstock Portfolio-Class II Shares, Emerging Growth Portfolio-Class II Shares) as of December 31, 2003, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the three year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting GE Life & Annuity Separate Account II as of December 31, 2003, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and their financial highlights for each of the years or lesser periods in the three year period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Richmond, Virginia
February 18, 2004

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                     Statements of Assets and Liabilities

                               December 31, 2003

                                               AIM Variable Insurance Funds         The Alger American Fund
                                         ---------------------------------------- ---------------------------
                                                                                                   Alger
                                         AIM V.I.    AIM V.I.            AIM V.I.    Alger        American
                                           Basic     Capital    AIM V.I. Premier    American       Small
                                           Value   Appreciation  Growth   Equity     Growth    Capitalization
                                          Fund --    Fund --    Fund --  Fund --  Portfolio --  Portfolio --
                                         Series II   Series I   Series I Series I    Class O       Class O
                                          Shares      Shares     Shares   Shares     Shares        Shares
                                         --------- ------------ -------- -------- ------------ --------------
Assets
Investments at fair market value
 (note 2a)..............................  $53,532    223,721    193,701  336,679   3,163,789     1,630,174
Dividend receivable.....................       --         --         --       --          --            --
Receivable from affiliate (note 4b).....       --         --         --       --           7             4
Receivable for units sold...............       --         --         --      211         985            --
                                          -------    -------    -------  -------   ---------     ---------
   Total assets.........................   53,532    223,721    193,701  336,890   3,164,781     1,630,178
                                          -------    -------    -------  -------   ---------     ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        2          4          4        8          61            32
Payable for units withdrawn.............       --         --         --       --          --            --
                                          -------    -------    -------  -------   ---------     ---------
   Total liabilities....................        2          4          4        8          61            32
                                          -------    -------    -------  -------   ---------     ---------
Net assets attributable to variable
 life policy owners.....................  $53,530    223,717    193,697  336,882   3,164,720     1,630,146
                                          =======    =======    =======  =======   =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................       --         --         --       --      70,632        88,815
                                          =======    =======    =======  =======   =========     =========
Net asset value per unit: Type I........  $    --         --         --       --       17.52          9.20
                                          =======    =======    =======  =======   =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................    4,019     37,073     40,947   46,144     110,002        88,375
                                          =======    =======    =======  =======   =========     =========
Net asset value per unit: Type II.......  $ 12.97       5.72       4.55     6.81       17.52          9.20
                                          =======    =======    =======  =======   =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................      108      1,130        758    2,383          --            --
                                          =======    =======    =======  =======   =========     =========
Net asset value per unit: Type III......  $ 13.03      10.32       9.75     9.50          --            --
                                          =======    =======    =======  =======   =========     =========
Investments in securities, at cost......  $47,945    194,574    169,579  306,216   3,669,047     1,759,494
                                          =======    =======    =======  =======   =========     =========
Shares outstanding......................    5,045     10,513     13,061   16,643      95,037        93,796
                                          =======    =======    =======  =======   =========     =========

                                         AllianceBernstein Variable Products Series Fund, Inc.
                                         ----------------------------------------------------


                                            Growth
                                             and         Premier
                                            Income        Growth       Quasar      Technology
                                         Portfolio --  Portfolio -- Portfolio  -- Portfolio --
                                            Class B       Class B      Class B       Class B
                                         ------------  ------------ ------------- ------------
Assets
Investments at fair market value
 (note 2a)..............................  1,663,273      217,151       76,982        9,849
Dividend receivable.....................         --           --           --           --
Receivable from affiliate (note 4b).....         --           --           --           --
Receivable for units sold...............         14           --           --           --
                                          ---------      -------       ------        -----
   Total assets.........................  1,663,287      217,151       76,982        9,849
                                          ---------      -------       ------        -----
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         34            4            1           --
Payable for units withdrawn.............         --           --           --           --
                                          ---------      -------       ------        -----
   Total liabilities....................         34            4            1           --
                                          ---------      -------       ------        -----
Net assets attributable to variable
 life policy owners.....................  1,663,253      217,147       76,981        9,849
                                          =========      =======       ======        =====
Outstanding units (note 2b, 4a, and 5):
 Type I.................................      4,918           --           --           --
                                          =========      =======       ======        =====
Net asset value per unit: Type I........      12.36           --           --           --
                                          =========      =======       ======        =====
Outstanding units (note 2b, 4a, and 5):
 Type II................................    136,367       34,350       10,174          722
                                          =========      =======       ======        =====
Net asset value per unit: Type II.......      10.29         5.93         7.22        13.25
                                          =========      =======       ======        =====
Outstanding units (note 2b, 4a, and 5):
 Type III...............................     18,031        1,413          323           21
                                          =========      =======       ======        =====
Net asset value per unit: Type III......      11.05         9.52        10.91        13.31
                                          =========      =======       ======        =====
Investments in securities, at cost......  1,508,014      208,876       63,311        9,405
                                          =========      =======       ======        =====
Shares outstanding......................     76,932       10,181        7,637          686
                                          =========      =======       ======        =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                           Eaton Vance Variable
                                                      Dreyfus                      Trust
                                         --------------------------------- --------------------- --------------------
                                              Dreyfus        The Dreyfus                         Federated
                                            Investment        Socially                    VT      American
                                           Portfolios --     Responsible       VT      Worldwide  Leaders   Federated
                                          Emerging Markets     Growth       Floating-   Health   Fund II --  Capital
                                           Portfolio --     Fund, Inc. --     Rate     Sciences    Primary   Income
                                          Initial Shares    Initial Shares Income Fund   Fund      Shares    Fund II
                                         ----------------- --------------- ----------- --------- ---------- ---------
Assets
Investments at fair market value (note
 2a)....................................        $--            63,286         4,088     43,966    874,285    325,820
Dividend receivable.....................         --                --             7         --         --         --
Receivable from affiliate (note 4b).....         --                --            --         --          1         --
Receivable for units sold...............         --               316            --         --         --         --
                                                ---            ------         -----     ------    -------    -------
   Total assets.........................         --            63,602         4,095     43,966    874,286    325,820
                                                ---            ------         -----     ------    -------    -------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................         --                 1             8          2         17          6
Payable for units withdrawn.............         --                --            --         --         24         --
                                                ---            ------         -----     ------    -------    -------
   Total liabilities....................         --                 1             8          2         41          6
                                                ---            ------         -----     ------    -------    -------
Net assets attributable to variable
 life policy owners.....................        $--            63,601         4,087     43,964    874,245    325,814
                                                ===            ======         =====     ======    =======    =======
Outstanding units (note 2b, 4a, and
 5): Type I.............................         --                --            --         --     26,786     11,831
                                                ===            ======         =====     ======    =======    =======
Net asset value per unit: Type I........        $--                --            --         --      17.53      13.70
                                                ===            ======         =====     ======    =======    =======
Outstanding units (note 2b, 4a, and
 5): Type II............................         --             9,897           401      3,673     23,085     11,951
                                                ===            ======         =====     ======    =======    =======
Net asset value per unit: Type II.......        $--              5.92         10.19      11.97      17.53      13.70
                                                ===            ======         =====     ======    =======    =======
Outstanding units (note 2b, 4a, and
 5): Type III...........................         --               532            --         --         --         --
                                                ===            ======         =====     ======    =======    =======
Net asset value per unit: Type III......        $--              9.42            --         --         --         --
                                                ===            ======         =====     ======    =======    =======
Investments in securities, at cost......        $--            59,090         4,077     42,520    787,932    399,281
                                                ===            ======         =====     ======    =======    =======
Shares outstanding......................         --             2,660           406      4,156     45,774     38,604
                                                ===            ======         =====     ======    =======    =======

                                          Federated Insurance Series
                                         -------------------------------------------------
                                          Federated   Federated
                                            High        High       Federated   Federated
                                         Income Bond Income Bond International  Kaufmann
                                         Fund II --  Fund II --      Small     Fund II --
                                            Primary     Service     Company      Service
                                           Shares      Shares       Fund II      Shares
                                         ----------- ----------- ------------- ----------
Assets
Investments at fair market value (note
 2a)....................................   712,437     271,244        --        112,809
Dividend receivable.....................        --          --        --             --
Receivable from affiliate (note 4b).....        --           1        --             --
Receivable for units sold...............        --          --        --             --
                                           -------     -------        --        -------
   Total assets.........................   712,437     271,245        --        112,809
                                           -------     -------        --        -------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................        14           3        --              3
Payable for units withdrawn.............        --          --        --             --
                                           -------     -------        --        -------
   Total liabilities....................        14           3        --              3
                                           -------     -------        --        -------
Net assets attributable to variable
 life policy owners.....................   712,423     271,242        --        112,806
                                           =======     =======        ==        =======
Outstanding units (note 2b, 4a, and
 5): Type I.............................    17,323          --        --             --
                                           =======     =======        ==        =======
Net asset value per unit: Type I........     17.64          --        --             --
                                           =======     =======        ==        =======
Outstanding units (note 2b, 4a, and
 5): Type II............................    23,064      13,385        --          8,431
                                           =======     =======        ==        =======
Net asset value per unit: Type II.......     17.64       11.37        --          13.38
                                           =======     =======        ==        =======
Outstanding units (note 2b, 4a, and
 5): Type III...........................        --       9,759        --             --
                                           =======     =======        ==        =======
Net asset value per unit: Type III......        --       12.20        --             --
                                           =======     =======        ==        =======
Investments in securities, at cost......   690,403     253,512        --        105,242
                                           =======     =======        ==        =======
Shares outstanding......................    89,166      34,033        --          9,896
                                           =======     =======        ==        =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003



                                                 Fidelity Variable Insurance Products Fund (VIP)
                                         ----------------------------------------------------------------
                                             VIP          VIP
                                           Equity-      Equity-        VIP          VIP          VIP
                                            Income       Income       Growth       Growth      Overseas
                                         Portfolio -- Portfolio -- Portfolio -- Portfolio -- Portfolio --
                                            Initial      Service      Initial      Service      Initial
                                            Class       Class 2       Class       Class 2       Class
                                         ------------ ------------ ------------ ------------ ------------
Assets
Investments at fair market value (note
 2a)....................................  $7,835,110    933,204     7,190,960    1,029,243    2,004,134
Dividend receivable.....................          --         --            --           --           --
Receivable from affiliate (note 4b).....           3          2             2            1            4
Receivable for units sold...............       3,892         --         2,285           14           47
                                          ----------    -------     ---------    ---------    ---------
   Total assets.........................   7,839,005    933,206     7,193,247    1,029,258    2,004,185
                                          ----------    -------     ---------    ---------    ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         150         15           138           20           38
Payable for units withdrawn.............          12         84            10           --           --
                                          ----------    -------     ---------    ---------    ---------
   Total liabilities....................         162         99           148           20           38
                                          ----------    -------     ---------    ---------    ---------
Net assets attributable to variable
 life policy owners.....................  $7,838,843    933,107     7,193,099    1,029,238    2,004,147
                                          ==========    =======     =========    =========    =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................     117,925         --        94,294           --       61,054
                                          ==========    =======     =========    =========    =========
Net asset value per unit: Type I........  $    51.06         --         53.72           --        27.02
                                          ==========    =======     =========    =========    =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................      35,597     77,554        39,606      140,851       13,119
                                          ==========    =======     =========    =========    =========
Net asset value per unit: Type II.......  $    51.06      10.37         53.72         6.50        27.02
                                          ==========    =======     =========    =========    =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................          --     11,384            --       11,662           --
                                          ==========    =======     =========    =========    =========
Net asset value per unit: Type III......  $       --      11.32            --         9.75           --
                                          ==========    =======     =========    =========    =========
Investments in securities, at cost......  $7,229,609    825,264     7,903,886      953,353    2,015,086
                                          ==========    =======     =========    =========    =========
Shares outstanding......................     338,012     40,645       231,668       33,504      128,553
                                          ==========    =======     =========    =========    =========

                                           Fidelity Variable Insurance Products
                                                     Fund II (VIP II)
                                         ----------------------------------------
                                            VIP II
                                            Asset        VIP II        VIP II
                                         Manager/SM/  Contrafund(R) Contrafund(R)
                                         Portfolio -- Portfolio --  Portfolio --
                                            Initial      Initial       Service
                                            Class         Class        Class 2
                                         ------------ ------------- -------------
Assets
Investments at fair market value (note
 2a)....................................  2,912,958     6,802,827     1,155,349
Dividend receivable.....................         --            --            --
Receivable from affiliate (note 4b).....          4            --            --
Receivable for units sold...............         12           360             2
                                          ---------     ---------     ---------
   Total assets.........................  2,912,974     6,803,187     1,155,351
                                          ---------     ---------     ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         56           134            21
Payable for units withdrawn.............         17         3,954           279
                                          ---------     ---------     ---------
   Total liabilities....................         73         4,088           300
                                          ---------     ---------     ---------
Net assets attributable to variable
 life policy owners.....................  2,912,901     6,799,099     1,155,051
                                          =========     =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................     83,772       114,659            --
                                          =========     =========     =========
Net asset value per unit: Type I........      30.96         30.67            --
                                          =========     =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................     10,314       107,026       107,149
                                          =========     =========     =========
Net asset value per unit: Type II.......      30.96         30.67          9.26
                                          =========     =========     =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................         --            --        13,743
                                          =========     =========     =========
Net asset value per unit: Type III......         --            --         11.85
                                          =========     =========     =========
Investments in securities, at cost......  2,978,628     6,381,127       975,982
                                          =========     =========     =========
Shares outstanding......................    201,449       294,113        50,386
                                          =========     =========     =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


                                              Fidelity Variable Insurance Products Fund III (VIP III)
                                         ----------------------------------------------------------------- -----------------
                                           VIP III
                                           Dynamic      VIP III      VIP III       VIP III
                                           Capital      Growth &     Growth &      Growth       VIP III
                                         Appreciation    Income       Income    Opportunities   Mid Cap
                                         Portfolio -- Portfolio -- Portfolio -- Portfolio --  Portfolio -- Global
                                           Service       Initial      Service      Initial       Service   Income   Income
                                           Class 2       Class       Class 2        Class       Class 2     Fund     Fund
                                         ------------ ------------ ------------ ------------- ------------ ------- ---------
Assets
Investments at fair market value
 (note 2a)..............................    $2,106     1,718,292     327,107       423,423     1,157,283   275,006 1,717,291
Dividend receivable.....................        --            --          --            --            --        --        --
Receivable from affiliate (note 4b).....        --            --           1            --             3        --        --
Receivable for units sold...............        --            --         422            --           193        --        16
                                            ------     ---------     -------       -------     ---------   ------- ---------
   Total assets.........................     2,106     1,718,292     327,530       423,423     1,157,479   275,006 1,717,307
                                            ------     ---------     -------       -------     ---------   ------- ---------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................         1            35           5             8            22         5        38
Payable for units withdrawn.............        --        38,316          --            --            --        --        --
                                            ------     ---------     -------       -------     ---------   ------- ---------
   Total liabilities....................         1        38,351           5             8            22         5        38
                                            ------     ---------     -------       -------     ---------   ------- ---------
Net assets attributable to variable
 life policy owners.....................    $2,105     1,679,941     327,525       423,415     1,157,457   275,001 1,717,269
                                            ======     =========     =======       =======     =========   ======= =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................        --        32,628          --        11,634         2,380     8,110    44,806
                                            ======     =========     =======       =======     =========   ======= =========
Net asset value per unit: Type I........    $   --         15.29          --         11.07         14.00     13.16     13.84
                                            ======     =========     =======       =======     =========   ======= =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................       177        77,244      31,503        26,615        89,513    12,787    77,398
                                            ======     =========     =======       =======     =========   ======= =========
Net asset value per unit: Type II.......    $11.90         15.29        8.69         11.07         11.74     13.16     13.84
                                            ======     =========     =======       =======     =========   ======= =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................        --            --       4,955            --         5,791        --     2,332
                                            ======     =========     =======       =======     =========   ======= =========
Net asset value per unit: Type III......    $   --            --       10.85            --         12.65        --     11.14
                                            ======     =========     =======       =======     =========   ======= =========
Investments in securities, at cost......    $1,990     1,670,313     296,240       419,154       925,149   251,552 1,762,312
                                            ======     =========     =======       =======     =========   ======= =========
Shares outstanding......................       300       129,585      24,989        28,097        48,280    23,545   136,185
                                            ======     =========     =======       =======     =========   ======= =========

                                          GE Investments Funds, Inc.
                                         ---------------------------------------------



                                                        Mid-Cap              Premier
                                         International   Value     Money     Growth
                                            Equity      Equity     Market    Equity
                                             Fund        Fund       Fund      Fund
                                         ------------- --------- ---------- ---------
Assets
Investments at fair market value
 (note 2a)..............................    704,515    2,631,215 11,698,393 1,914,668
Dividend receivable.....................         --           --      6,558        --
Receivable from affiliate (note 4b).....          2            5         --        --
Receivable for units sold...............         --          173     37,621        16
                                            -------    --------- ---------- ---------
   Total assets.........................    704,517    2,631,393 11,742,572 1,914,684
                                            -------    --------- ---------- ---------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................         13           48      6,798        41
Payable for units withdrawn.............         --           69        241        36
                                            -------    --------- ---------- ---------
   Total liabilities....................         13          117      7,039        77
                                            -------    --------- ---------- ---------
Net assets attributable to variable
 life policy owners.....................    704,504    2,631,276 11,735,533 1,914,607
                                            =======    ========= ========== =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................     17,570       39,861    202,661    33,685
                                            =======    ========= ========== =========
Net asset value per unit: Type I........      13.51        19.71      19.48     10.06
                                            =======    ========= ========== =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................     34,577       87,431    383,069   150,000
                                            =======    ========= ========== =========
Net asset value per unit: Type II.......      13.51        19.71      19.48     10.06
                                            =======    ========= ========== =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................         --       10,448     31,882     6,343
                                            =======    ========= ========== =========
Net asset value per unit: Type III......         --        11.71      10.21     10.52
                                            =======    ========= ========== =========
Investments in securities, at cost......    660,117    2,298,518 11,698,393 1,774,768
                                            =======    ========= ========== =========
Shares outstanding......................     82,690      150,527 11,698,393    27,174
                                            =======    ========= ========== =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                                                        Goldman Sachs Variable
                                                    GE Investments Funds, Inc. (continued)                  Insurance Trust
                                         ------------------------------------------------------------ ---------------------------

                                                                Small-Cap                             Goldman Sachs Goldman Sachs
                                         Real Estate S&P 500(R)   Value    Total      U.S.    Value    Growth and      Mid Cap
                                         Securities    Index     Equity    Return    Equity   Equity     Income         Value
                                            Fund        Fund      Fund      Fund      Fund     Fund       Fund          Fund
                                         ----------- ---------- --------- --------- --------- ------- ------------- -------------
Assets
Investments at fair market value (note
 2a).................................... $1,790,788  13,040,142  823,003  2,319,199 1,245,638 313,650    202,111      1,714,277
Dividend receivable.....................         --          --       --         --        --      --         --             --
Receivable from affiliate (note 4b).....          3          --        2         --         4      --          1              4
Receivable for units sold...............        141         579       --        486        --      --         --             30
                                         ----------  ----------  -------  --------- --------- -------    -------      ---------
   Total assets.........................  1,790,932  13,040,721  823,005  2,319,685 1,245,642 313,650    202,112      1,714,311
                                         ----------  ----------  -------  --------- --------- -------    -------      ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         34         256       13         45        23       5          4             33
Payable for units withdrawn.............         --         444      339         --        --      --         --             36
                                         ----------  ----------  -------  --------- --------- -------    -------      ---------
   Total liabilities....................         34         700      352         45        23       5          4             69
                                         ----------  ----------  -------  --------- --------- -------    -------      ---------
Net assets attributable to variable
 life policy owners..................... $1,790,898  13,040,021  822,653  2,319,640 1,245,619 313,645    202,108      1,714,242
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................     26,702      89,863    1,173     32,449    13,281      --      6,641         41,257
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Net asset value per unit: Type I........ $    29.56       48.49    12.89      43.21     11.20      --       8.62          14.77
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................     32,239     175,964   46,706     21,189    91,590  21,350     16,805         74,805
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Net asset value per unit: Type II....... $    29.56       48.49    12.64      43.21     11.20    9.10       8.62          14.77
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................      3,854      14,324   19,851        166     6,852  11,293         --             --
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Net asset value per unit: Type III...... $    12.61       10.48    10.94      11.55     10.37   10.57         --             --
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Investments in securities, at cost...... $1,592,435  12,402,412  717,340  2,213,807 1,229,747 281,221    182,193      1,439,700
                                         ==========  ==========  =======  ========= ========= =======    =======      =========
Shares outstanding......................    106,785     635,794   64,600    153,691    39,569  34,773     20,211        128,218
                                         ==========  ==========  =======  ========= ========= =======    =======      =========

                                         Greenwich Street
                                           Series Fund
                                         ----------------
                                         Salomon Brothers
                                             Variable
                                             Emerging
                                          Growth Fund --
                                             Class II
                                         ----------------
Assets
Investments at fair market value (note
 2a)....................................      3,592
Dividend receivable.....................         --
Receivable from affiliate (note 4b).....         --
Receivable for units sold...............         --
                                              -----
   Total assets.........................      3,592
                                              -----
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................          1
Payable for units withdrawn.............         --
                                              -----
   Total liabilities....................          1
                                              -----
Net assets attributable to variable
 life policy owners.....................      3,591
                                              =====
Outstanding units (note 2b, 4a, and 5):
 Type I.................................         --
                                              =====
Net asset value per unit: Type I........         --
                                              =====
Outstanding units (note 2b, 4a, and 5):
 Type II................................        128
                                              =====
Net asset value per unit: Type II.......      12.64
                                              =====
Outstanding units (note 2b, 4a, and 5):
 Type III...............................        156
                                              =====
Net asset value per unit: Type III......      12.70
                                              =====
Investments in securities, at cost......      3,467
                                              =====
Shares outstanding......................        186
                                              =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


                                                                                            Janus Aspen Series
                          -----------------------------------------------------------------------------------------------
                                                         Capital      Capital       Flexible    Global Life     Global
                             Balanced      Balanced   Appreciation  Appreciation     Income       Sciences    Technology
                           Portfolio --  Portfolio -- Portfolio --  Portfolio --  Portfolio --  Portfolio -- Portfolio --
                           Institutional    Service   Institutional    Service    Institutional    Service      Service
                              Shares        Shares       Shares        Shares        Shares        Shares       Shares
                          -------------- ------------ ------------- ------------ -------------- ------------ ------------
Assets
Investments at fair
 market value (note 2a)..   $4,949,725    1,502,526     2,498,309     322,322       918,128       239,117      286,421
Dividend receivable......           --           --            --          --            --            --           --
Receivable from
 affiliate (note 4b).....           --            5             2           1            --            --           --
Receivable for units sold           21           14            --          --           986            --           --
                            ----------    ---------     ---------     -------       -------       -------      -------
  Total assets...........    4,949,746    1,502,545     2,498,311     322,323       919,114       239,117      286,421
                            ----------    ---------     ---------     -------       -------       -------      -------
Liabilities
Accrued expenses payable
 to affiliate (note 4c)..          104           28            48           4            19             6            7
Payable for units
 withdrawn...............           --          582       210,614          --            --            --           --
                            ----------    ---------     ---------     -------       -------       -------      -------
  Total liabilities......          104          610       210,662           4            19             6            7
                            ----------    ---------     ---------     -------       -------       -------      -------
Net assets attributable
 to variable life policy
 owners..................   $4,949,642    1,501,935     2,287,649     322,319       919,095       239,111      286,414
                            ==========    =========     =========     =======       =======       =======      =======
Outstanding units (note
 2b, 4a, and 5): Type I..       86,999           --        20,483          --        18,703         2,748       15,204
                            ==========    =========     =========     =======       =======       =======      =======
Net asset value per
 unit: Type I............   $    24.14           --         20.74          --         18.08          8.32         3.63
                            ==========    =========     =========     =======       =======       =======      =======
Outstanding units (note
 2b, 4a, and 5): Type II.      118,040      148,936        89,818      35,232        32,132        25,559       62,665
                            ==========    =========     =========     =======       =======       =======      =======
Net asset value per
 unit: Type II...........   $    24.14         9.62         20.74        6.37         18.08          8.32         3.63
                            ==========    =========     =========     =======       =======       =======      =======
Outstanding units (note
 2b, 4a, and 5): Type III           --        6,387            --       9,123            --           378          396
                            ==========    =========     =========     =======       =======       =======      =======
Net asset value per
 unit: Type III..........   $       --        10.83            --       10.73            --          9.50         9.46
                            ==========    =========     =========     =======       =======       =======      =======
Investments in
 securities, at cost.....   $4,906,260    1,432,208     2,802,329     299,544       896,833       231,712      298,324
                            ==========    =========     =========     =======       =======       =======      =======
Shares outstanding.......      215,393       63,078       119,880      15,586        73,509        34,705       81,139
                            ==========    =========     =========     =======       =======       =======      =======

                          --------------------------------------------------------
                                                      International International
                              Growth        Growth       Growth        Growth
                           Portfolio --  Portfolio -- Portfolio --  Portfolio --
                           Institutional    Service   Institutional    Service
                              Shares        Shares       Shares        Shares
                          -------------- ------------ ------------- -------------
Assets
Investments at fair
 market value (note 2a)..   5,322,952      219,563      2,326,374      389,471
Dividend receivable......          --           --             --           --
Receivable from
 affiliate (note 4b).....           2           --             --           --
Receivable for units sold         683           --             --           --
                            ---------      -------      ---------      -------
  Total assets...........   5,323,637      219,563      2,326,374      389,471
                            ---------      -------      ---------      -------
Liabilities
Accrued expenses payable
 to affiliate (note 4c)..         102            5             48            5
Payable for units
 withdrawn...............          --           --             34           --
                            ---------      -------      ---------      -------
  Total liabilities......         102            5             82            5
                            ---------      -------      ---------      -------
Net assets attributable
 to variable life policy
 owners..................   5,323,535      219,558      2,326,292      389,466
                            =========      =======      =========      =======
Outstanding units (note
 2b, 4a, and 5): Type I..     117,163           --         43,369           --
                            =========      =======      =========      =======
Net asset value per
 unit: Type I............       21.14           --          18.31           --
                            =========      =======      =========      =======
Outstanding units (note
 2b, 4a, and 5): Type II.     134,660       36,456         83,681       38,190
                            =========      =======      =========      =======
Net asset value per
 unit: Type II...........       21.14         5.87          18.31         6.51
                            =========      =======      =========      =======
Outstanding units (note
 2b, 4a, and 5): Type III          --          541             --       12,887
                            =========      =======      =========      =======
Net asset value per
 unit: Type III..........          --        10.29             --        10.93
                            =========      =======      =========      =======
Investments in
 securities, at cost.....   6,181,134      208,947      2,395,657      336,574
                            =========      =======      =========      =======
Shares outstanding.......     276,805       11,532        100,884       17,015
                            =========      =======      =========      =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003



                                                     Janus Aspen Series (continued)
                                         -------------------------------------------------------
                                           Mid Cap       Mid Cap       Worldwide     Worldwide
                                            Growth        Growth         Growth        Growth
                                         Portfolio --  Portfolio --   Portfolio --  Portfolio --
                                            Service    Institutional  Institutional    Service
                                            Shares        Shares         Shares        Shares
                                         ------------ -------------- -------------- ------------
Assets
Investments at fair market value (note
 2a)....................................   $345,303     4,613,150      6,211,817      383,886
Dividend receivable.....................         --            --             --           --
Receivable from affiliate (note 4b).....         --            --             11            2
Receivable for units sold...............         --           380          2,524           --
                                           --------     ---------      ---------      -------
  Total assets..........................    345,303     4,613,530      6,214,352      383,888
                                           --------     ---------      ---------      -------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................          7            92            119            6
Payable for units withdrawn.............         --            --        204,162           --
                                           --------     ---------      ---------      -------
  Total liabilities.....................          7            92        204,281            6
                                           --------     ---------      ---------      -------
Net assets attributable to variable
 life policy owners.....................   $345,296     4,613,438      6,010,071      383,882
                                           ========     =========      =========      =======
Outstanding units (note 2b, 4a, and
 5): Type I.............................         --       107,769        150,208           --
                                           ========     =========      =========      =======
Net asset value per unit: Type I........   $     --         20.22          23.47           --
                                           ========     =========      =========      =======
Outstanding units (note 2b, 4a, and
 5): Type II............................     72,473       120,393        105,867       54,662
                                           ========     =========      =========      =======
Net asset value per unit: Type II.......   $   3.93         20.22          23.47         6.05
                                           ========     =========      =========      =======
Outstanding units (note 2b, 4a, and
 5): Type III...........................      5,498            --             --        5,318
                                           ========     =========      =========      =======
Net asset value per unit: Type III......   $  11.00            --             --        10.00
                                           ========     =========      =========      =======
Investments in securities, at cost......   $310,026     6,036,033      7,099,688      367,050
                                           ========     =========      =========      =======
Shares outstanding......................     16,404       215,568        240,582       14,937
                                           ========     =========      =========      =======

                                                                                                         Nations Separate
                                                       MFS(R) Variable Insurance Trust                     Account Trust
                                         ------------------------------------------------------------ -----------------------
                                         MFS(R) Investors     MFS(R)         MFS(R)        MFS(R)                  Nations
                                           Growth Stock   Investors Trust New Discovery   Utilities    Nations     Marsico
                                            Series --        Series --      Series --     Series --    Marsico  International
                                          Service Class    Service Class  Service Class Service Class  Growth   Opportunities
                                              Shares          Shares         Shares        Shares     Portfolio   Portfolio
                                         ---------------- --------------- ------------- ------------- --------- -------------
Assets
Investments at fair market value (note
 2a)....................................     195,513          117,145        677,035       388,841     25,732      109,786
Dividend receivable.....................          --               --             --            --         --           --
Receivable from affiliate (note 4b).....          --               --             --            --         --           --
Receivable for units sold...............          --               --             --            --        590           --
                                             -------          -------        -------       -------     ------      -------
  Total assets..........................     195,513          117,145        677,035       388,841     26,322      109,786
                                             -------          -------        -------       -------     ------      -------
Liabilities
Accrued expenses payable to
 affiliate (note 4c)....................           4                2             14             7          1            1
Payable for units withdrawn.............          --               --            292            --         --           --
                                             -------          -------        -------       -------     ------      -------
  Total liabilities.....................           4                2            306             7          1            1
                                             -------          -------        -------       -------     ------      -------
Net assets attributable to variable
 life policy owners.....................     195,509          117,143        676,729       388,834     26,321      109,785
                                             =======          =======        =======       =======     ======      =======
Outstanding units (note 2b, 4a, and
 5): Type I.............................          --               --          1,277            --         --           --
                                             =======          =======        =======       =======     ======      =======
Net asset value per unit: Type I........          --               --          12.80            --         --           --
                                             =======          =======        =======       =======     ======      =======
Outstanding units (note 2b, 4a, and
 5): Type II............................      33,326           14,833         75,499        49,227      2,119        2,081
                                             =======          =======        =======       =======     ======      =======
Net asset value per unit: Type II.......        5.68             7.67           7.61          7.52      12.42        13.46
                                             =======          =======        =======       =======     ======      =======
Outstanding units (note 2b, 4a, and
 5): Type III...........................         651              333          8,803         1,575         --        6,048
                                             =======          =======        =======       =======     ======      =======
Net asset value per unit: Type III......        9.55            10.12           9.75         11.84         --        13.52
                                             =======          =======        =======       =======     ======      =======
Investments in securities, at cost......     186,348          112,612        633,474       359,827     24,654       99,655
                                             =======          =======        =======       =======     ======      =======
Shares outstanding......................      22,814            7,204         48,883        24,502      1,747        8,096
                                             =======          =======        =======       =======     ======      =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


                                                                                    Oppenheimer Variable Account Funds
                                         -------------------------------------------------------------------------------------
                                                     Oppenheimer                          Oppenheimer  Oppenheimer
                                                     Aggressive                             Capital      Global
                                         Oppenheimer   Growth                Oppenheimer  Appreciation Securities  Oppenheimer
                                         Aggressive  Fund/VA --  Oppenheimer   Capital     Fund/VA --  Fund/VA --     High
                                           Growth      Service      Bond     Appreciation    Service     Service     Income
                                           Fund/VA     Shares      Fund/VA     Fund/VA       Shares      Shares      Fund/VA
                                         ----------- ----------- ----------- ------------ ------------ ----------- -----------
Assets
Investments at fair market value (note
 2a).................................... $3,498,374    35,344     1,219,959   4,577,555      4,198       573,197    3,231,267
Dividend receivable.....................         --        --            --          --         --            --           --
Receivable from affiliate (note 4b).....         --        --            --          --         --            --           --
Receivable for units sold...............        120        --            --          15         16           150          629
                                         ----------    ------     ---------   ---------      -----       -------    ---------
  Total assets..........................  3,498,494    35,344     1,219,959   4,577,570      4,214       573,347    3,231,896
                                         ----------    ------     ---------   ---------      -----       -------    ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................         68         1            24          89          1            11           66
Payable for units withdrawn.............         --        --            --          37         --           300           --
                                         ----------    ------     ---------   ---------      -----       -------    ---------
  Total liabilities.....................         68         1            24         126          1           311           66
                                         ----------    ------     ---------   ---------      -----       -------    ---------
Net assets attributable to variable
 life policy owners..................... $3,498,426    35,343     1,219,935   4,577,444      4,213       573,036    3,231,830
                                         ==========    ======     =========   =========      =====       =======    =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................     57,336        --        20,122      48,987         --            --       47,580
                                         ==========    ======     =========   =========      =====       =======    =========
Net asset value per unit: Type I........ $    44.54        --         30.12       59.30         --            --        40.93
                                         ==========    ======     =========   =========      =====       =======    =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................     21,210     2,599        20,380      28,204        333        56,356       31,380
                                         ==========    ======     =========   =========      =====       =======    =========
Net asset value per unit: Type II....... $    44.54     12.06         30.12       59.30      12.37          9.18        40.93
                                         ==========    ======     =========   =========      =====       =======    =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................         --       330            --          --          8         4,788           --
                                         ==========    ======     =========   =========      =====       =======    =========
Net asset value per unit: Type III...... $       --     12.12            --          --      12.43         11.63           --
                                         ==========    ======     =========   =========      =====       =======    =========
Investments in securities, at cost...... $4,298,783    35,571     1,184,343   4,502,081      3,936       475,317    3,355,076
                                         ==========    ======     =========   =========      =====       =======    =========
Shares outstanding......................     95,298       967       106,826     131,918        122        22,965      375,292
                                         ==========    ======     =========   =========      =====       =======    =========

                                         ------------------------------------
                                                     Oppenheimer
                                         Oppenheimer Main Street
                                         Main Street  Small Cap  Oppenheimer
                                         Fund/VA --  Fund/VA --   Multiple
                                           Service     Service   Strategies
                                           Shares      Shares      Fund/VA
                                         ----------- ----------- -----------
Assets
Investments at fair market value (note
 2a)....................................   602,351     11,929     1,431,694
Dividend receivable.....................        --         --            --
Receivable from affiliate (note 4b).....         2         --            --
Receivable for units sold...............        --         --         2,771
                                           -------     ------     ---------
  Total assets..........................   602,353     11,929     1,434,465
                                           -------     ------     ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................        11         --            28
Payable for units withdrawn.............        14         --            13
                                           -------     ------     ---------
  Total liabilities.....................        25         --            41
                                           -------     ------     ---------
Net assets attributable to variable
 life policy owners.....................   602,328     11,929     1,434,424
                                           =======     ======     =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................        --         --        22,613
                                           =======     ======     =========
Net asset value per unit: Type I........        --         --         41.13
                                           =======     ======     =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................    67,943        730        12,263
                                           =======     ======     =========
Net asset value per unit: Type II.......      8.09      13.78         41.13
                                           =======     ======     =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................     4,945        135            --
                                           =======     ======     =========
Net asset value per unit: Type III......     10.65      13.84            --
                                           =======     ======     =========
Investments in securities, at cost......   542,297     10,666     1,346,957
                                           =======     ======     =========
Shares outstanding......................    31,537        890        89,931
                                           =======     ======     =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


                                           PBHG Insurance
                                          Series Fund, Inc.                  PIMCO Variable Insurance Trust
                                         ------------------- ---------------------------------------------------------------
                                                                                             Long-Term U.S.
                                                     PBHG     Foreign Bond     High Yield      Government     Total Return
                                           PBHG    Large Cap  Portfolio --    Portfolio --    Portfolio --    Portfolio --
                                         Growth II  Growth    Administrative  Administrative  Administrative  Administrative
                                         Portfolio Portfolio  Class Shares    Class Shares    Class Shares    Class Shares
                                         --------- --------- --------------- --------------- --------------- ---------------
Assets
Investments at fair market value (note
 2a).................................... $691,094    876,133     54,193          389,506         704,768        1,611,279
Dividend receivable.....................       --         --        103            2,223           1,464            2,829
Receivable from affiliate (note 4b).....       --         --         --               --              --               --
Receivable for units sold...............       --         --         --              245             253              508
                                         --------  ---------     ------          -------         -------        ---------
   Total assets.........................  691,094    876,133     54,296          391,974         706,485        1,614,616
                                         --------  ---------     ------          -------         -------        ---------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       16         17        105            2,229           1,479            2,855
Payable for units withdrawn.............       --         --         --               --              --              286
                                         --------  ---------     ------          -------         -------        ---------
   Total liabilities....................       16         17        105            2,229           1,479            3,141
                                         --------  ---------     ------          -------         -------        ---------
Net assets attributable to variable
 life policy owners..................... $691,078    876,116     54,191          389,745         705,006        1,611,475
                                         ========  =========     ======          =======         =======        =========
Outstanding units (note 2b, 4a, and 5):
 Type I.................................   22,515     19,361         --               --              --            2,997
                                         ========  =========     ======          =======         =======        =========
Net asset value per unit: Type I........ $   9.54      15.95         --               --              --            10.15
                                         ========  =========     ======          =======         =======        =========
Outstanding units (note 2b, 4a, and 5):
 Type II................................   49,925     35,568      3,816           29,080          49,545          112,041
                                         ========  =========     ======          =======         =======        =========
Net asset value per unit: Type II....... $   9.54      15.95      12.06            11.92           13.69            12.61
                                         ========  =========     ======          =======         =======        =========
Outstanding units (note 2b, 4a, and 5):
 Type III...............................       --         --        747            3,560           2,256           14,940
                                         ========  =========     ======          =======         =======        =========
Net asset value per unit: Type III...... $     --         --      10.93            12.11           11.85            11.26
                                         ========  =========     ======          =======         =======        =========
Investments in securities, at cost...... $883,800  1,001,483     54,285          368,688         711,719        1,600,454
                                         ========  =========     ======          =======         =======        =========
Shares outstanding......................   70,305     53,685      5,403           47,559          64,012          155,529
                                         ========  =========     ======          =======         =======        =========

                                           The Prudential Series       Rydex
                                                Fund, Inc.         Variable Trust
                                         ------------------------- --------------

                                           Jennison
                                         20/20 Focus    Jennison
                                         Portfolio -- Portfolio --
                                           Class II     Class II      OTC Fund
                                         ------------ ------------ --------------
Assets
Investments at fair market value (note
 2a)....................................       11          649         70,846
Dividend receivable.....................       --           --             --
Receivable from affiliate (note 4b).....       --           --             --
Receivable for units sold...............       --           --             --
                                            -----        -----         ------
   Total assets.........................       11          649         70,846
                                            -----        -----         ------
Liabilities
Accrued expenses payable to affiliate
 (note 4c)..............................       --            1              2
Payable for units withdrawn.............       --           --             --
                                            -----        -----         ------
   Total liabilities....................       --            1              2
                                            -----        -----         ------
Net assets attributable to variable
 life policy owners.....................       11          648         70,844
                                            =====        =====         ======
Outstanding units (note 2b, 4a, and 5):
 Type I.................................       --           --             --
                                            =====        =====         ======
Net asset value per unit: Type I........       --           --             --
                                            =====        =====         ======
Outstanding units (note 2b, 4a, and 5):
 Type II................................        1           53         17,929
                                            =====        =====         ======
Net asset value per unit: Type II.......    12.40        12.19           3.66
                                            =====        =====         ======
Outstanding units (note 2b, 4a, and 5):
 Type III...............................       --           --            543
                                            =====        =====         ======
Net asset value per unit: Type III......       --           --           9.61
                                            =====        =====         ======
Investments in securities, at cost......       13          627         61,731
                                            =====        =====         ======
Shares outstanding......................        1           39          5,383
                                            =====        =====         ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


                                                       Salomon Brothers Variable Series Fund Inc
                                         ----------------------------------------------------------------------
                                         Salomon Brothers Salomon Brothers   Salomon Brothers  Salomon Brothers
                                             Variable         Variable      Variable Strategic  Variable Total
                                         All Cap Fund --  Investors Fund --    Bond Fund --     Return Fund --
                                             Class II          Class I           Class I           Class I
                                         ---------------- ----------------- ------------------ ----------------
Assets
Investments at fair market value (note
  2a)...................................      $3,482           730,983           682,744           202,418
Dividend receivable.....................          --                --                --                --
Receivable from affiliate (note 4b).....          --                 2                --                --
Receivable for units sold...............          --                --                45                --
                                              ------           -------           -------           -------
       Total assets.....................       3,482           730,985           682,789           202,418
                                              ------           -------           -------           -------
Liabilities
Accrued expenses payable to affiliate
  (note 4c).............................           1                14                15                 4
Payable for units withdrawn.............          --                15                --                --
                                              ------           -------           -------           -------
       Total liabilities................           1                29                15                 4
                                              ------           -------           -------           -------
Net assets attributable to variable
  life policy owners....................      $3,481           730,956           682,774           202,414
                                              ======           =======           =======           =======
Outstanding units (note 2b, 4a, and 5):
  Type I................................          --            21,575            17,306             7,201
                                              ======           =======           =======           =======
Net asset value per unit: Type I........      $   --             14.74             14.05             12.01
                                              ======           =======           =======           =======
Outstanding units (note 2b, 4a, and 5):
  Type II...............................         164            28,015            31,290             9,652
                                              ======           =======           =======           =======
Net asset value per unit: Type II.......      $13.00             14.74             14.05             12.01
                                              ======           =======           =======           =======
Outstanding units (note 2b, 4a, and 5):
  Type III..............................         103                --                --                --
                                              ======           =======           =======           =======
Net asset value per unit: Type III......      $13.06                --                --                --
                                              ======           =======           =======           =======
Investments in securities, at cost......      $3,447           701,698           672,888           192,233
                                              ======           =======           =======           =======
Shares outstanding......................         223            57,603            62,695            18,830
                                              ======           =======           =======           =======

                                                 Van Kampen Life
                                                Investment Trust
                                         -------------------------------
                                                            Emerging
                                            Comstock         Growth
                                          Portfolio --    Portfolio --
                                         Class II Shares Class II Shares
                                         --------------- ---------------
Assets
Investments at fair market value (note
  2a)...................................     144,084         53,083
Dividend receivable.....................          --             --
Receivable from affiliate (note 4b).....          --             --
Receivable for units sold...............          --             --
                                             -------         ------
       Total assets.....................     144,084         53,083
                                             -------         ------
Liabilities
Accrued expenses payable to affiliate
  (note 4c).............................           2              1
Payable for units withdrawn.............          85             --
                                             -------         ------
       Total liabilities................          87              1
                                             -------         ------
Net assets attributable to variable
  life policy owners....................     143,997         53,082
                                             =======         ======
Outstanding units (note 2b, 4a, and 5):
  Type I................................          --             --
                                             =======         ======
Net asset value per unit: Type I........          --             --
                                             =======         ======
Outstanding units (note 2b, 4a, and 5):
  Type II...............................      10,338          3,061
                                             =======         ======
Net asset value per unit: Type II.......       10.50           9.21
                                             =======         ======
Outstanding units (note 2b, 4a, and 5):
  Type III..............................       3,335          2,671
                                             =======         ======
Net asset value per unit: Type III......       10.63           9.32
                                             =======         ======
Investments in securities, at cost......     129,844         50,091
                                             =======         ======
Shares outstanding......................      12,262          2,194
                                             =======         ======

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                           Statements of Operations

                                                           AIM Variable Insurance Funds
                                         ---------------------------------------------------------------
                                                             AIM V.I.
                                             AIM V.I.         Capital        AIM V.I.        AIM V.I.
                                           Basic Value     Appreciation       Growth      Premier Equity
                                             Fund --          Fund --         Fund --         Fund --
                                         Series II Shares Series I Shares Series I Shares Series I Shares
                                         ---------------- --------------- --------------- ---------------
                                           Period from
                                            May 1, to
                                           December 31,
                                               2003                Year ended December 31, 2003
                                         ---------------- ----------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........      $   --              --              --             924
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...          --              --              --              --
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..         140           1,135           1,052           1,837
                                              ------          ------          ------          ------
Net investment income (expense).........        (140)         (1,135)         (1,052)           (913)
                                              ------          ------          ------          ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............         127             249          (2,330)         (5,088)
   Unrealized appreciation
     (depreciation).....................       5,586          45,393          45,583          67,387
   Capital gain distributions...........          --              --              --              --
                                              ------          ------          ------          ------
Net realized and unrealized gain (loss)
  on investments........................       5,713          45,642          43,253          62,299
                                              ------          ------          ------          ------
Increase (decrease) in net assets from
  operations............................      $5,573          44,507          42,201          61,386
                                              ======          ======          ======          ======

                                               The Alger American Fund
                                         ----------------------------------

                                         Alger American    Alger American
                                             Growth     Small Capitalization
                                          Portfolio --      Portfolio --
                                         Class O Shares    Class O Shares
                                         -------------- --------------------



                                            Year ended December 31, 2003
                                         ----------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........          --                --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...       8,745             5,122
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..      11,440             4,472
                                           ---------          --------
Net investment income (expense).........     (20,185)           (9,594)
                                           ---------          --------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    (457,805)         (314,372)
   Unrealized appreciation
     (depreciation).....................   1,333,159           802,810
   Capital gain distributions...........          --                --
                                           ---------          --------
Net realized and unrealized gain (loss)
  on investments........................     875,354           488,438
                                           ---------          --------
Increase (decrease) in net assets from
  operations............................     855,169           478,844
                                           =========          ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                         AllianceBernstein Variable Products Series Fund, Inc.              Dreyfus
                                         --------------------------------------------------    --------------------------------
                                                                                                                   The Dreyfus
                                                                                               Dreyfus Investment    Socially
                                          Growth and      Premier                                  Portfolios      Responsible
                                            Income         Growth       Quasar     Technology   Emerging Markets   Growth Fund,
                                         Portfolio --   Portfolio -- Portfolio -- Portfolio --    Portfolio --       Inc. --
                                            Class B        Class B      Class B     Class B      Initial Shares   Initial Shares
                                         ------------   ------------ ------------ ------------ ------------------ --------------
                                                                                  Period from     Period from       Year ended
                                                                                   May 1, to   January 1, 2003 to  December 31,
                                              Year ended December 31, 2003        December 31, November 14, 2003       2003
                                         -------------------------------------    ------------ ------------------ --------------
Investment income and expense:
   Income -- Ordinary dividends.........   $  8,748            --           --         --                69               64
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        142            --           --         --                --               --
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..      6,831         1,154          392         15               368              317
                                           --------        ------       ------        ---            ------           ------
Net investment income (expense).........      1,775        (1,154)        (392)       (15)             (299)            (253)
                                           --------        ------       ------        ---            ------           ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    (19,073)       (9,941)         821         38            28,826           (1,450)
   Unrealized appreciation
     (depreciation).....................    337,464        46,255       23,409        444              (440)          13,315
   Capital gain distributions...........         --            --           --         --                --               --
                                           --------        ------       ------        ---            ------           ------
Net realized and unrealized gain (loss)
  on investments........................    318,391        36,314       24,230        482            28,386           11,865
                                           --------        ------       ------        ---            ------           ------
Increase (decrease) in net assets from
  operations............................   $320,166        35,160       23,838        467            28,087           11,612
                                           ========        ======       ======        ===            ======           ======

                                          Eaton Vance Variable Trust
                                         ----------------------------


                                              VT             VT
                                         Floating-Rate    Worldwide
                                            Income     Health Sciences
                                             Fund           Fund
                                         ------------- ---------------
                                                  Period from
                                                   May 1, to
                                               December 31, 2003
                                         ----------------------------
Investment income and expense:
   Income -- Ordinary dividends.........      25               --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...      --               --
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..       8               60
                                              --            -----
Net investment income (expense).........      17              (60)
                                              --            -----
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       8                2
   Unrealized appreciation
     (depreciation).....................      11            1,446
   Capital gain distributions...........      --               --
                                              --            -----
Net realized and unrealized gain (loss)
  on investments........................      19            1,448
                                              --            -----
Increase (decrease) in net assets from
  operations............................      36            1,388
                                              ==            =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                      Federated Insurance Series
                                         -----------------------------------------------------------------------------------
                                           Federated                Federated      Federated      Federated
                                            American    Federated  High Income    High Income   International    Federated
                                            Leaders      Capital       Bond           Bond          Small        Kaufmann
                                           Fund II --    Income     Fund II --     Fund II --      Company      Fund II --
                                         Primary Shares  Fund II  Primary Shares Service Shares    Fund II     Service Shares
                                         -------------- --------- -------------- -------------- ------------- ---------------
                                                                                                 Period from
                                                                                                 January 1,     Period from
                                                                                                   2003 to       May 1, to
                                                                                                November 14,   December 31,
                                                      Year ended December 31, 2003                  2003           2003
                                         ------------------------------------------------------ ------------- ---------------
Investment income and expense:
 Income -- Ordinary dividends...........    $  9,684      19,027      46,053          6,973            --             --
 Expenses -- Mortality and expense risk
  charges -- Type I (note 4a)...........       2,062         878       1,954             --            --             --
 Expenses -- Mortality and expense risk
  charges -- Type II (note 4a)..........       2,465       1,170       2,638            763           208            186
                                            --------     -------     -------         ------        ------          -----
Net investment income (expense).........       5,157      16,979      41,461          6,210          (208)          (186)
                                            --------     -------     -------         ------        ------          -----
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............     (30,743)    (44,887)    (22,722)         2,071        13,744            114
 Unrealized appreciation (depreciation).     190,269      81,617     106,809         20,626          (376)         7,567
 Capital gain distributions.............          --          --          --             --            --             --
                                            --------     -------     -------         ------        ------          -----
Net realized and unrealized gain (loss)
 on investments.........................     159,526      36,730      84,087         22,697        13,368          7,681
                                            --------     -------     -------         ------        ------          -----
Increase (decrease) in net assets from
 operations.............................    $164,683      53,709     125,548         28,907        13,160          7,495
                                            ========     =======     =======         ======        ======          =====

                                                        Fidelity Variable Insurance Products Fund (VIP)
                                         ----------------------------------------------------------------------------
                                              VIP             VIP
                                            Equity-         Equity-           VIP                            VIP
                                             Income          Income          Growth       VIP Growth       Overseas
                                          Portfolio --    Portfolio --    Portfolio --   Portfolio --    Portfolio --
                                          Initial Class  Service Class 2  Initial Class Service Class 2  Initial Class
                                         -------------- ---------------- -------------- --------------- --------------




                                                                 Year ended December 31, 2003
                                         ----------------------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends...........     116,729          8,210           15,792            816          12,633
 Expenses -- Mortality and expense risk
  charges -- Type I (note 4a)...........      37,627             --           31,061             --           9,243
 Expenses -- Mortality and expense risk
  charges -- Type II (note 4a)..........       8,649          3,958           10,951          5,107           1,621
                                           ---------        -------        ---------        -------        --------
Net investment income (expense).........      70,453          4,252          (26,220)        (4,291)          1,769
                                           ---------        -------        ---------        -------        --------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............    (198,301)        (5,636)        (645,061)       (26,232)       (149,988)
 Unrealized appreciation (depreciation).   1,905,046        180,061        2,353,759        260,330         735,083
 Capital gain distributions.............          --             --               --             --              --
                                           ---------        -------        ---------        -------        --------
Net realized and unrealized gain (loss)
 on investments.........................   1,706,745        174,425        1,708,698        234,098         585,095
                                           ---------        -------        ---------        -------        --------
Increase (decrease) in net assets from
 operations.............................   1,777,198        178,677        1,682,478        229,807         586,864
                                           =========        =======        =========        =======        ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                            Fidelity Variable Insurance Products
                                                      Fund II (VIP II)
                                         ------------------------------------------
                                            VIP II
                                             Asset        VIP II         VIP II
                                          Manager/SM/  Contrafund(R)  Contrafund(R)
                                         Portfolio --  Portfolio --   Portfolio --
                                         Initial Class Initial Class Service Class 2
                                         ------------- ------------- ---------------



                                                Year ended December 31, 2003
                                         ------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........   $ 133,189        25,625         1,659
   Expenses -- Mortality and
     expense risk charges -- Type I
     (note 4a)..........................      23,374        20,911            --
   Expenses -- Mortality and
     expense risk charges -- Type II
     (note 4a)..........................       1,828        19,004         4,850
                                           ---------     ---------       -------
Net investment income (expense).........     107,987       (14,290)       (3,191)
                                           ---------     ---------       -------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    (191,689)     (186,718)        9,259
   Unrealized appreciation
     (depreciation).....................     639,507     1,633,888       206,746
   Capital gain distributions...........          --            --            --
                                           ---------     ---------       -------
Net realized and unrealized gain (loss)
  on investments........................     447,818     1,447,170       216,005
                                           ---------     ---------       -------
Increase (decrease) in net assets from
  operations............................   $ 555,805     1,432,880       212,814
                                           =========     =========       =======

                                                   Fidelity Variable Insurance Products Fund III (VIP III)
                                         ---------------------------------------------------------------------------
                                             VIP III        VIP III         VIP III        VIP III
                                         Dynamic Capital    Growth &       Growth &        Growth         VIP III
                                          Appreciation       Income         Income      Opportunities     Mid Cap
                                          Portfolio --    Portfolio --   Portfolio  --  Portfolio --   Portfolio --
                                         Service Class 2  Initial Class Service Class 2 Initial Class Service Class 2
                                         --------------- -------------- --------------- ------------- ---------------
                                           Period from
                                            May 1, to
                                          December 31,
                                              2003                       Year ended December 31, 2003
                                         --------------- -----------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........        --           16,674          1,816           2,598          1,226
   Expenses -- Mortality and
     expense risk charges -- Type I
     (note 4a)..........................        --            2,908             --             902             78
   Expenses -- Mortality and
     expense risk charges -- Type II
     (note 4a)..........................         3            6,997          1,522           1,627          4,581
                                               ---          -------         ------         -------        -------
Net investment income (expense).........        (3)           6,769            294              69         (3,433)
                                               ---          -------         ------         -------        -------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............         5          (70,329)           780         (32,249)        10,055
   Unrealized appreciation
     (depreciation).....................       114          354,444         52,572         130,031        256,323
   Capital gain distributions...........        --               --             --              --             --
                                               ---          -------         ------         -------        -------
Net realized and unrealized gain (loss)
  on investments........................       119          284,115         53,352          97,782        266,378
                                               ---          -------         ------         -------        -------
Increase (decrease) in net assets from
  operations............................       116          290,884         53,646          97,851        262,945
                                               ===          =======         ======         =======        =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                    GE Investments Funds, Inc.
                                         ---------------------------------------------------------------------------------------
                                                                        Mid-Cap         Premier     Real               Small-Cap
                                         Global           International  Value   Money  Growth     Estate   S&P 500(R)   Value
                                         Income   Income     Equity     Equity   Market Equity   Securities   Index     Equity
                                          Fund     Fund       Fund       Fund     Fund   Fund       Fund       Fund      Fund
                                         ------- -------  ------------- -------  ------ -------  ---------- ---------- ---------
                                                                                   Year ended December 31, 2003
                                         ---------------------------------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends........... $ 9,362  72,004       5,753     29,597  98,180   2,879    51,148     151,289       423
 Expenses -- Mortality and expense risk
  charges --  Type I (note 4a)..........     728   4,321       1,185      3,568  25,075   1,861     4,257      25,738        18
 Expenses -- Mortality and expense risk
  charges --  Type II (note 4a).........   1,167  10,405       2,540      9,288  58,533   7,157     5,426      50,786     2,830
                                         ------- -------     -------    -------  ------ -------   -------   ---------   -------
Net investment income (expense).........   7,467  57,278       2,028     16,741  14,572  (6,139)   41,465      74,765    (2,425)
                                         ------- -------     -------    -------  ------ -------   -------   ---------   -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............  16,322  19,905     (64,169)    (2,584)     -- (54,210)   38,950    (471,062)    8,721
 Unrealized appreciation (depreciation).   5,086 (53,203)    243,783    540,067      -- 392,552   280,806   3,141,155   135,839
 Capital gain distributions.............      --  29,065          --         --      --      --    75,335          --        --
                                         ------- -------     -------    -------  ------ -------   -------   ---------   -------
Net realized and unrealized gain (loss)
 on investments.........................  21,408  (4,233)    179,614    537,483      -- 338,342   395,091   2,670,093   144,560
                                         ------- -------     -------    -------  ------ -------   -------   ---------   -------
Increase (decrease) in net assets from
 operations............................. $28,875  53,045     181,642    554,224  14,572 332,203   436,556   2,744,858   142,135
                                         ======= =======     =======    =======  ====== =======   =======   =========   =======

                                         -------------------------

                                          Total     U.S.   Value
                                          Return   Equity  Equity
                                           Fund     Fund    Fund
                                         -------  -------  ------

                                         -------------------------
Investment income and expense:
 Income -- Ordinary dividends...........  24,916   10,203   3,730
 Expenses -- Mortality and expense risk
  charges --  Type I (note 4a)..........   8,666      909      --
 Expenses -- Mortality and expense risk
  charges --  Type II (note 4a).........   4,835    6,852   1,081
                                         -------  -------  ------
Net investment income (expense).........  11,415    2,442   2,649
                                         -------  -------  ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)............... (35,749) (59,448) (2,129)
 Unrealized appreciation (depreciation). 377,997  304,466  53,108
 Capital gain distributions.............      --       --      --
                                         -------  -------  ------
Net realized and unrealized gain (loss)
 on investments......................... 342,248  245,018  50,979
                                         -------  -------  ------
Increase (decrease) in net assets from
 operations............................. 353,663  247,460  53,628
                                         =======  =======  ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                           Goldman Sachs Variable     Greenwich Street
                                               Insurance Trust          Series Fund
                                         ---------------------------  ---------------- --------------
                                                                      Salomon Brothers
                                                                          Variable        Balanced
                                         Goldman Sachs  Goldman Sachs     Emerging      Portfolio --
                                          Growth and       Mid Cap     Growth Fund --   Institutional
                                          Income Fund    Value Fund       Class II         Shares
                                         -------------  ------------- ---------------- --------------
                                                                        Period from
                                                                         May 1, to
                                                                        December 31,
                                         Year ended December 31, 2003       2003
                                         ---------------------------  ---------------- --------------
Investment income and expense:
   Income -- Ordinary dividends.........    $ 2,383         13,410           --            109,987
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        319          3,385           --             13,606
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..        949          6,868            5             22,276
                                            -------        -------          ---           --------
Net investment income (expense).........      1,115          3,157           (5)            74,105
                                            -------        -------          ---           --------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............     (1,242)        20,111          104           (130,523)
   Unrealized appreciation
     (depreciation).....................     35,315        323,377          124            694,298
   Capital gain distributions...........         --         17,603           --                 --
                                            -------        -------          ---           --------
Net realized and unrealized gain (loss)
  on investments........................     34,073        361,091          228            563,775
                                            -------        -------          ---           --------
Increase (decrease) in net assets from
  operations............................    $35,188        364,248          223            637,880
                                            =======        =======          ===           ========

                                                     Janus Aspen Series
                                         -------------------------------------------------------
                                                         Capital       Capital       Flexible
                                           Balanced    Appreciation  Appreciation     Income
                                         Portfolio --  Portfolio --  Portfolio --  Portfolio --
                                            Service    Institutional   Service     Institutional
                                            Shares        Shares        Shares        Shares
                                         ------------ -------------- ------------ --------------



                                                Year ended December 31, 2003
                                         -------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........    24,328         11,665          626        43,062
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --          2,893           --         2,175
   Expenses -- Mortality and expense
     risk charges -- Type II (note 4a)..     8,388         14,323        1,317         4,100
                                           -------       --------       ------        ------
Net investment income (expense).........    15,940         (5,551)        (691)       36,787
                                           -------       --------       ------        ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............    (7,169)      (294,872)      (2,597)       16,423
   Unrealized appreciation
     (depreciation).....................   149,207        742,958       50,991        (6,069)
   Capital gain distributions...........        --             --           --            --
                                           -------       --------       ------        ------
Net realized and unrealized gain (loss)
  on investments........................   142,038        448,086       48,394        10,354
                                           -------       --------       ------        ------
Increase (decrease) in net assets from
  operations............................   157,978        442,535       47,703        47,141
                                           =======       ========       ======        ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                                         ------------------------------------------------------
                                         Global Life     Global
                                           Sciences    Technology      Growth        Growth
                                         Portfolio -- Portfolio  -- Portfolio --  Portfolio  --
                                            Service      Service    Institutional     Service
                                            Shares       Shares        Shares        Shares
                                         ------------ ------------- ------------- -------------

                                         ------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends...........   $     --           --          4,373          --
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........        256          285         15,621          --
 Expenses -- Mortality and expense risk
   charges  -- Type II (note 4a)........      1,275        1,207         17,059       1,195
                                           --------      -------      ---------      ------
Net investment income (expense).........     (1,531)      (1,492)       (28,307)     (1,195)
                                           --------      -------      ---------      ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............    (16,451)     (19,490)      (739,843)     (8,351)
 Unrealized appreciation (depreciation).     69,216      105,676      2,037,241      56,948
 Capital gain distributions.............         --           --             --          --
                                           --------      -------      ---------      ------
Net realized and unrealized gain (loss)
 on investments.........................     52,765       86,186      1,297,398      48,597
                                           --------      -------      ---------      ------
Increase (decrease) in net assets from
 operations.............................   $ 51,234       84,694      1,269,091      47,402
                                           ========      =======      =========      ======

                                           Janus Aspen Series (continued)
                                         ---------------------------------------------------------------------------------------
                                         International International    Mid Cap        Mid Cap        Worldwide      Worldwide
                                            Growth        Growth        Growth         Growth          Growth         Growth
                                         Portfolio --  Portfolio  -- Portfolio  --  Portfolio --    Portfolio  --  Portfolio  --
                                         Institutional    Service       Service      Institutional   Institutional     Service
                                            Shares        Shares        Shares         Shares          Shares         Shares
                                         ------------- ------------- ------------- --------------- --------------- -------------
                                            Year ended December 31, 2003
                                         ---------------------------------------------------------------------------------------
Investment income and expense:
 Income -- Ordinary dividends...........     23,559        2,570            --               --          65,167         2,641
 Expenses -- Mortality and expense risk
   charges -- Type I (note 4a)..........      4,505           --            --           13,310          22,306            --
 Expenses -- Mortality and expense risk
   charges  -- Type II (note 4a)........      8,783        1,232         1,599           14,366          19,078         1,928
                                           --------       ------        ------        ---------       ---------       -------
Net investment income (expense).........     10,271        1,338        (1,599)         (27,676)         23,783           713
                                           --------       ------        ------        ---------       ---------       -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............   (224,523)      (2,651)       (4,366)        (796,042)       (924,316)      (14,683)
 Unrealized appreciation (depreciation).    800,429       90,146        86,531        1,994,094       2,159,909        84,424
 Capital gain distributions.............         --           --            --               --              --            --
                                           --------       ------        ------        ---------       ---------       -------
Net realized and unrealized gain (loss)
 on investments.........................    575,906       87,495        82,165        1,198,052       1,235,593        69,741
                                           --------       ------        ------        ---------       ---------       -------
Increase (decrease) in net assets from
 operations.............................    586,177       88,833        80,566        1,170,376       1,259,376        70,454
                                           ========       ======        ======        =========       =========       =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                                Nations Separate
                                                   MFS(R) Variable Insurance Trust                Account Trust
                                         --------------------------------------------------  ----------------------
                                            MFS(R)       MFS(R)       MFS(R)
                                          Investors    Investors       New         MFS(R)                 Nations
                                         Growth Stock    Trust      Discovery    Utilities    Nations     Marsico
                                          Series --    Series  --   Series --    Series  --   Marsico  International
                                            Service      Service      Service      Service    Growth   Opportunities
                                         Class Shares Class Shares Class Shares Class Shares Portfolio   Portfolio
                                         ------------ ------------ ------------ ------------ --------- -------------
                                                                                                   Period from
                                                                                                    May 1, to
                                                    Year ended December 31, 2003                December 31, 2003
                                         --------------------------------------------------  ----------------------
Investment income and expense:
 Income -- Ordinary dividends...........   $    --          447           --        5,482         --           6
 Expenses  -- Mortality and expense
  risk charges  --  Type I (note 4a)....        --           --           30           --         --          --
 Expenses  -- Mortality and expense
  risk charges  --  Type II (note 4a)...     1,060          671        1,770        1,940         18          37
                                           -------       ------       ------       ------      -----      ------
Net investment income (expense).........    (1,060)        (224)      (1,800)       3,542        (18)        (31)
                                           -------       ------       ------       ------      -----      ------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............    (3,280)      (2,184)      (2,238)      (7,477)        28       5,151
 Unrealized appreciation (depreciation).    33,159       22,066       81,957       90,009      1,079      10,132
 Capital gain distributions.............        --           --           --           --         --          --
                                           -------       ------       ------       ------      -----      ------
Net realized and unrealized gain (loss)
 on investments.........................    29,879       19,882       79,719       82,532      1,107      15,283
                                           -------       ------       ------       ------      -----      ------
Increase (decrease) in net assets from
 operations.............................   $28,819       19,658       77,919       86,074      1,089      15,252
                                           =======       ======       ======       ======      =====      ======

                                                      Oppenheimer Variable Account Funds
                                         -----------------------------------------------------------

                                                              Oppenheimer
                                            Oppenheimer       Aggressive                 Oppenheimer
                                            Aggressive          Growth       Oppenheimer   Capital
                                              Growth          Fund/VA --        Bond     Appreciation
                                              Fund/VA       Service Shares     Fund/VA     Fund/VA
                                         ----------------- ----------------- ----------- ------------
                                                              Period from
                                            Year ended         May 1, to            Year ended
                                         December 31, 2003 December 31, 2003    December 31, 2003
                                         ----------------- ----------------- -----------------------
Investment income and expense:
 Income -- Ordinary dividends...........            --             --          78,444        15,825
 Expenses  -- Mortality and expense
  risk charges  --  Type I (note 4a)....        16,787             --           4,590        18,773
 Expenses  -- Mortality and expense
  risk charges  --  Type II (note 4a)...         5,758             50           4,741         9,865
                                             ---------           ----          ------     ---------
Net investment income (expense).........       (22,545)           (50)         69,113       (12,813)
                                             ---------           ----          ------     ---------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............      (393,303)           190          11,560      (232,258)
 Unrealized appreciation (depreciation).     1,125,565           (228)             87     1,332,858
 Capital gain distributions.............            --             --              --            --
                                             ---------           ----          ------     ---------
Net realized and unrealized gain (loss)
 on investments.........................       732,262            (38)         11,647     1,100,600
                                             ---------           ----          ------     ---------
Increase (decrease) in net assets from
 operations.............................       709,717            (88)         80,760     1,087,787
                                             =========           ====          ======     =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                                                              Oppenheimer Variable Account Funds (continued)
                                         -----------------------------------------------------------------------
                                            Oppenheimer    Oppenheimer
                                              Capital        Global                Oppenheimer    Oppenheimer
                                           Appreciation    Securities              Main Street Main Street Small
                                            Fund/VA --     Fund/VA --  Oppenheimer Fund/VA --   Cap Fund/VA --
                                              Service        Service   High Income   Service        Service
                                              Shares         Shares      Fund/VA     Shares         Shares
                                         ----------------- ----------- ----------- ----------- -----------------
                                            Period from                                           Period from
                                             May 1, to                 Year ended                  May 1, to
                                         December 31, 2003          December 31, 2003          December 31, 2003
                                         ----------------- ----------------------------------  -----------------
Investment income and expense:
 Income -- Ordinary dividends...........       $ --            2,002     205,338       3,488            --
 Expenses --  Mortality and expense
   risk charges  -- Type I (note 4a)....         --               --      12,279          --            --
 Expenses - Mortality and expense
   risk charges  -- Type II (note 4a)...          8            2,305       8,239       2,940            20
                                               ----          -------    --------     -------         -----
Net investment income (expense).........         (8)            (303)    184,820         548           (20)
                                               ----          -------    --------     -------         -----
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............         36           (4,186)   (109,031)     (5,527)           79
 Unrealized appreciation (depreciation).        263          148,648     528,507     115,525         1,263
 Capital gain distributions.............         --               --          --          --            --
                                               ----          -------    --------     -------         -----
Net realized and unrealized gain (loss)
 on investments.........................        299          144,462     419,476     109,998         1,342
                                               ----          -------    --------     -------         -----
Increase (decrease) in net assets from
 operations.............................       $291          144,159     604,296     110,546         1,322
                                               ====          =======    ========     =======         =====

                                                           PBHG Insurance Series
                                                               Fund, Inc.
                                         ----------------- --------------------


                                            Oppenheimer                 PBHG
                                             Multiple        PBHG     Large Cap
                                            Strategies     Growth II   Growth
                                              Fund/VA      Portfolio  Portfolio
                                         ----------------- ---------  ---------

                                            Year ended         Year ended
                                         December 31, 2003  December 31, 2003
                                         ----------------- --------------------
Investment income and expense:
 Income -- Ordinary dividends...........       37,260            --         --
 Expenses --  Mortality and expense
   risk charges  -- Type I (note 4a)....        5,973         1,327      1,856
 Expenses - Mortality and expense
   risk charges  -- Type II (note 4a)...        3,091         2,980      3,040
                                              -------      --------    -------
Net investment income (expense).........       28,196        (4,307)    (4,896)
                                              -------      --------    -------
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)...............      (29,857)     (129,358)   (66,153)
 Unrealized appreciation (depreciation).      282,890       263,832    256,661
 Capital gain distributions.............           --            --         --
                                              -------      --------    -------
Net realized and unrealized gain (loss)
 on investments.........................      253,033       134,474    190,508
                                              -------      --------    -------
Increase (decrease) in net assets from
 operations.............................      281,229       130,167    185,612
                                              =======      ========    =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                                                                  PIMCO Variable Insurance Trust
                                         -------------------------------------------------------------------------------
                                                                                Long-Term U.S.
                                          Foreign Bond                            Government
                                          Portfolio --  High Yield Portfolio --  Portfolio --   Total Return Portfolio --
                                         Administrative   Administrative Class   Administrative    Administrative Class
                                          Class Shares          Shares           Class Shares            Shares
                                         -------------- ----------------------- --------------- -------------------------

                                                                   Year ended December 31, 2003
                                         -------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends.........     $1,255             19,581               18,041              33,130
   Expenses -- Mortality and expense
     risk charges  -- Type I (note 4a)..         --                 --                   --                  62
   Expenses -- Mortality and expense
     risk charges  -- Type II (note 4a).        298              1,602                4,122               7,047
                                             ------             ------              -------              ------
Net investment income (expense).........        957             17,979               13,919              26,021
                                             ------             ------              -------              ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............        284              4,710                3,137              13,141
   Unrealized appreciation
     (depreciation).....................       (897)            28,356              (12,375)             (5,954)
   Capital gain distributions...........         --                 --               10,866              12,326
                                             ------             ------              -------              ------
Net realized and unrealized gain (loss)
  on investments........................       (613)            33,066                1,628              19,513
                                             ------             ------              -------              ------
Increase (decrease) in net assets from
  operations............................     $  344             51,045               15,547              45,534
                                             ======             ======              =======              ======

                                              The Prudential
                                             Series Fund, Inc.
                                         -------------------------
                                           Jennison
                                            20/20
                                            Focus       Jennison
                                         Portfolio -- Portfolio --
                                           Class II     Class II
                                         ------------ ------------
                                           Period from May 1, to
                                             December 31, 2003
                                         -------------------------
Investment income and expense:
   Income -- Ordinary dividends.........      --           --
   Expenses -- Mortality and expense
     risk charges  -- Type I (note 4a)..      --           --
   Expenses -- Mortality and expense
     risk charges  -- Type II (note 4a).      --           --
                                              --           --
Net investment income (expense).........      --           --
                                              --           --
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       3            3
   Unrealized appreciation
     (depreciation).....................      (3)          21
   Capital gain distributions...........      --           --
                                              --           --
Net realized and unrealized gain (loss)
  on investments........................      --           24
                                              --           --
Increase (decrease) in net assets from
  operations............................      --           24
                                              ==           ==

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                          RYDEX Variable
                                               Trust                    Salomon Brothers Variable Series Fund Inc.
                                         ----------------- ---------------------------------------------------------------------
                                                           Salomon Brothers
                                                               Variable      Salomon Brothers  Salomon Brothers Salomon Brothers
                                                                All Cap          Variable          Variable         Variable
                                                                Fund --      Investors Fund --  Strategic Bond    Total Return
                                             OTC Fund          Class II           Class I      Fund --  Class I Fund --  Class I
                                         ----------------- ----------------- ----------------- ---------------- ----------------
                                                              Period from
                                            Year ended         May 1, to
                                         December 31, 2003 December 31, 2003            Year ended December 31, 2003
                                         ----------------- ----------------- ---------------------------------------------------
Investment income and expense:
Income -- Ordinary dividends............      $    --              --               9,017           35,660            3,077
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...           --              --               2,319            1,252              604
   Expenses -- Mortality and expense
     risk charges  -- Type II (note 4a).          361               3               2,180            2,986              572
                                              -------             ---             -------           ------           ------
Net investment income (expense).........         (361)             (3)              4,518           31,422            1,901
                                              -------             ---             -------           ------           ------
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............         (936)            242             (26,367)          20,851            3,490
   Unrealized appreciation
     (depreciation).....................       20,812              34             200,655            2,799           16,637
   Capital gain distributions...........           --              --                  --           14,991            2,344
                                              -------             ---             -------           ------           ------
Net realized and unrealized gain (loss)
  on investments........................       19,876             276             174,288           38,641           22,471
                                              -------             ---             -------           ------           ------
Increase (decrease) in net assets from
  operations............................      $19,515             273             178,806           70,063           24,372
                                              =======             ===             =======           ======           ======

                                              Van Kampen Life
                                              Investment Trust
                                         -------------------------
                                                         Emerging
                                           Comstock       Growth
                                         Portfolio  -- Portfolio --
                                            Class II     Class II
                                            Shares        Shares
                                         ------------- ------------

                                                 Year ended
                                             December 31, 2003
                                         -------------------------
Investment income and expense:
Income -- Ordinary dividends............        75           --
   Expenses -- Mortality and expense
     risk charges -- Type I (note 4a)...        --           --
   Expenses -- Mortality and expense
     risk charges  -- Type II (note 4a).       167           61
                                            ------        -----
Net investment income (expense).........       (92)         (61)
                                            ------        -----
Net realized and unrealized gain (loss)
  on investments:
   Net realized gain (loss).............       709          121
   Unrealized appreciation
     (depreciation).....................    14,251        3,004
   Capital gain distributions...........        --           --
                                            ------        -----
Net realized and unrealized gain (loss)
  on investments........................    14,960        3,125
                                            ------        -----
Increase (decrease) in net assets from
  operations............................    14,868        3,064
                                            ======        =====


                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                      Statements of Changes in Net Assets


                                                                    AIM Variable Insurance Funds
                                             -------------------------------------------------------------------------
                                                                  AIM V.I. Capital                        AIM V.I.
                                             AIM V.I. Basic Value   Appreciation     AIM V.I. Growth   Premier Equity
                                              Fund -- Series II   Fund -- Series I  Fund -- Series I  Fund -- Series I
                                                    Shares             Shares            Shares            Shares
                                             -------------------- ----------------  ----------------  ----------------
                                                                     Year ended        Year ended        Year ended
                                                 Period from        December 31,      December 31,      December 31,
                                                  May 1, to       ----------------  ----------------  ----------------
                                              December 31, 2003     2003     2002     2003     2002     2003     2002
                                             -------------------- -------  -------  -------  -------  -------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........       $  (140)        (1,135)    (729)  (1,052)    (759)    (913)    (472)
   Net realized gain (loss) on
     investments............................           127            249  (19,227)  (2,330) (23,737)  (5,088) (39,459)
   Unrealized appreciation
     (depreciation) on investments..........         5,586         45,393   (7,360)  45,583  (15,187)  67,387  (31,363)
   Capital gain distributions...............            --             --       --       --       --       --       --
                                                   -------        -------  -------  -------  -------  -------  -------
       Increase (decrease) in net
         assets from operations.............         5,573         44,507  (27,316)  42,201  (39,683)  61,386  (71,294)
                                                   -------        -------  -------  -------  -------  -------  -------
From capital transactions:
   Net premiums.............................        22,869         80,801   89,273   58,895  113,543  107,801  199,692
   Loan interest............................            --            (57)      --      (22)       1      (53)     (29)
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................            --             --       --       --       --       --   (2,058)
     Surrenders.............................            --         (3,798)  (1,257)  (4,685)    (290) (20,217)    (154)
     Loans..................................            --           (270)    (324)     128       --     (542)  (1,182)
     Cost of insurance and
       administrative expenses (note 4a)....        (2,181)       (34,054) (31,944) (32,108) (33,276) (51,135) (51,044)
     Transfers (to) from the Guarantee
       Account..............................        27,269          8,881   (1,413)   1,432   (3,399)   6,313   (5,632)
     Transfers (to) from other
       subaccounts..........................            --            881    2,109      368    7,478    2,691    9,457
                                                   -------        -------  -------  -------  -------  -------  -------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............        47,957         52,384   56,444   24,008   84,057   44,858  149,050
                                                   -------        -------  -------  -------  -------  -------  -------
Increase (decrease) in net assets...........        53,530         96,891   29,128   66,209   44,374  106,244   77,756
Net assets at beginning of year.............            --        126,826   97,698  127,488   83,114  230,638  152,882
                                                   -------        -------  -------  -------  -------  -------  -------
Net assets at end of year...................       $53,530        223,717  126,826  193,697  127,488  336,882  230,638
                                                   =======        =======  =======  =======  =======  =======  =======
Changes in units (note 5):
   Units purchased..........................         4,315         17,269   18,960   14,400   28,398   17,472   31,557
   Units redeemed...........................          (188)        (7,280)  (7,249)  (8,716)  (8,674) (10,762)  (9,068)
                                                   -------        -------  -------  -------  -------  -------  -------
   Net increase (decrease) in units
     from capital transactions with
     policy owners during the years or
     lesser periods ended December 31,
     2003 and 2002..........................         4,127          9,989   11,711    5,684   19,724    6,710   22,489
                                                   =======        =======  =======  =======  =======  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                      The Alger American Fund
                                           --------------------------------------------
                                               Alger American         Alger American
                                                   Growth          Small Capitalization
                                                Portfolio --           Portfolio --
                                               Class O Shares         Class O Shares
                                           ----------------------  --------------------
                                                 Year ended             Year ended
                                                December 31,           December 31,
                                           ----------------------  --------------------
                                              2003        2002        2003       2002
                                           ----------  ----------  ---------  ---------
Increase (decrease) in net assets
From Operations:
 Net investment income (expense).......... $  (20,185)    (22,536)    (9,594)    (9,333)
 Net realized gain (loss) on investments..   (457,805)   (945,545)  (314,372)  (440,087)
 Unrealized appreciation (depreciation)
   on investments.........................  1,333,159    (450,695)   802,810     12,635
 Capital gain distributions...............         --          --         --         --
                                           ----------  ----------  ---------  ---------
    Increase (decrease) in net assets
     from operations......................    855,169  (1,418,776)   478,844   (436,785)
                                           ----------  ----------  ---------  ---------
From capital transactions:
 Net premiums.............................    493,105     579,215    301,236    337,743
 Loan interest............................     (1,994)     (3,507)    (1,574)      (974)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (34,436)    (17,526)    (7,637)        --
   Surrenders.............................   (325,432)   (130,875)  (113,754)   (33,620)
   Loans..................................     (7,490)    (14,833)    (7,360)    (8,349)
   Cost of insurance and administrative
    expenses (note 4a)....................   (360,246)   (399,992)  (171,650)  (173,349)
   Transfers (to) from the Guarantee
    Account...............................    (37,177)      4,884    (37,633)     3,392
   Transfers (to) from other subaccounts..         --    (458,973)        --     30,798
                                           ----------  ----------  ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (273,670)   (441,607)   (38,372)   155,641
                                           ----------  ----------  ---------  ---------
Increase (decrease) in net assets.........    581,499  (1,860,383)   440,472   (281,144)
Net assets at beginning of year...........  2,583,221   4,443,604  1,189,674  1,470,818
                                           ----------  ----------  ---------  ---------
Net assets at end of year................. $3,164,720   2,583,221  1,630,146  1,189,674
                                           ==========  ==========  =========  =========
Changes in units (note 5):
 Units purchased..........................     31,197      37,743     43,617     40,894
 Units redeemed...........................    (48,511)    (66,278)   (49,173)   (23,781)
                                           ----------  ----------  ---------  ---------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    (17,314)    (28,535)    (5,556)    17,113
                                           ==========  ==========  =========  =========

                                                   AllianceBernstein Variable Products Series Fund, Inc.
                                           --------------------------------------------------------------------
                                                Growth and           Premier
                                                  Income             Growth            Quasar        Technology
                                               Portfolio --       Portfolio --      Portfolio --    Portfolio --
                                                 Class B             Class B           Class B        Class B
                                           -------------------  ----------------  ----------------  ------------
                                                Year ended         Year ended        Year ended     Period from
                                               December 31,       December 31,      December 31,     May 1, to
                                           -------------------  ----------------  ----------------  December 31,
                                              2003      2002      2003     2002     2003     2002       2003
                                           ---------  --------  -------  -------  -------  -------  ------------
Increase (decrease) in net assets
From Operations:
 Net investment income (expense)..........     1,775      (479)  (1,154)    (821)    (392)    (223)      (15)
 Net realized gain (loss) on investments..   (19,073)  (31,798)  (9,941) (11,354)     821   (3,032)       38
 Unrealized appreciation (depreciation)
   on investments.........................   337,464  (174,642)  46,255  (28,968)  23,409   (9,247)      444
 Capital gain distributions...............        --    24,203       --       --       --       --        --
                                           ---------  --------  -------  -------  -------  -------     -----
    Increase (decrease) in net assets
     from operations......................   320,166  (182,716)  35,160  (41,143)  23,838  (12,502)      467
                                           ---------  --------  -------  -------  -------  -------     -----
From capital transactions:
 Net premiums.............................   383,386   535,852   71,592   68,278   26,396   33,412     4,827
 Loan interest............................      (278)      (62)      --       (7)      --       --        --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (3,749)     (596)      --       --       --     (876)       --
   Surrenders.............................   (25,525)     (846)  (2,964)    (974)  (9,863)    (350)       --
   Loans..................................      (887)   (2,944)      28       --       --       --        --
   Cost of insurance and administrative
    expenses (note 4a)....................  (137,901) (104,407) (25,934) (22,786) (10,417)  (8,620)     (375)
   Transfers (to) from the Guarantee
    Account...............................   319,101       342   11,079     (113)   7,791       73     4,930
   Transfers (to) from other subaccounts..    42,592    89,219    1,999    7,729      168    4,062        --
                                           ---------  --------  -------  -------  -------  -------     -----
    Increase (decrease) in net assets
     from capital transactions (note 5)...   576,739   516,558   55,800   52,127   14,075   27,701     9,382
                                           ---------  --------  -------  -------  -------  -------     -----
Increase (decrease) in net assets.........   896,905   333,842   90,960   10,984   37,913   15,199     9,849
Net assets at beginning of year...........   766,348   432,506  126,187  115,203   39,068   23,869        --
                                           ---------  --------  -------  -------  -------  -------     -----
Net assets at end of year................. 1,663,253   766,348  217,147  126,187   76,981   39,068     9,849
                                           =========  ========  =======  =======  =======  =======     =====
Changes in units (note 5):
 Units purchased..........................    80,398    65,951   14,886   14,067    6,324    6,254       773
 Units redeemed...........................   (18,165)  (11,479)  (5,079)  (4,420)  (3,733)  (1,640)      (30)
                                           ---------  --------  -------  -------  -------  -------     -----
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    62,233    54,472    9,807    9,647    2,591    4,614       743
                                           =========  ========  =======  =======  =======  =======     =====

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                    Dreyfus
                                             -------------------------------------------------------
                                                                                 The Dreyfus Socially
                                                     Dreyfus Investment             Responsible
                                                     Portfolios-Emerging           Growth Fund,
                                                    Markets Portfolio --              Inc. --
                                                       Initial Shares             Initial Shares
                                             ----------------------------------  -------------------
                                                                                    Year ended
                                                Period from                        December 31,
                                               January 1, to      Year ended     -------------------
                                             November 14, 2003 December 31, 2002   2003       2002
                                             ----------------- -----------------  -------   -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........     $   (299)             206          (253)      (114)
   Net realized gain (loss) on
     investments............................       28,826             (224)       (1,450)    (3,176)
   Unrealized appreciation
     (depreciation) on investments..........         (440)          (1,048)       13,315     (7,801)
   Capital gain distributions...............           --               --            --         --
                                                 --------           ------        -------   -------
       Increase (decrease) in net
         assets from operations.............       28,087           (1,066)       11,612    (11,091)
                                                 --------           ------        -------   -------
From capital transactions:
   Net premiums.............................       37,808           35,095        24,897     29,072
   Loan interest............................           --               --            --         --
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................           --               --            --         --
     Surrenders.............................       (2,488)             (60)         (538)       (58)
     Loans..................................           25               --            --         --
     Cost of insurance and
       administrative expenses (note 4a)....      (13,606)          (9,380)      (11,648)   (10,959)
     Transfers (to) from the Guarantee
       Account..............................      (78,322)            (137)        1,222          3
     Transfers (to) from other
       subaccounts..........................       (9,400)           5,412            --      4,469
                                                 --------           ------        -------   -------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............      (65,983)          30,930        13,933     22,527
                                                 --------           ------        -------   -------
Increase (decrease) in net assets...........      (37,896)          29,864        25,545     11,436
Net assets at beginning of year.............       37,896            8,032        38,056     26,620
                                                 --------           ------        -------   -------
Net assets at end of year...................     $     --           37,896        63,601     38,056
                                                 ========           ======        =======   =======
Changes in units (note 5):
   Units purchased..........................        2,460            4,408         4,851      5,760
   Units redeemed...........................       (6,750)          (1,024)       (2,263)    (1,892)
                                                 --------           ------        -------   -------
   Net increase (decrease) in units
     from capital transactions with
     policy owners during the years or
     lesser periods ended December 31,
     2003 and 2002..........................       (4,290)           3,384         2,588      3,868
                                                 ========           ======        =======   =======

                                              Eaton Vance Variable Trust
                                             ----------------------------

                                                  VT             VT
                                             Floating-Rate    Worldwide
                                                Income     Health Sciences
                                                 Fund           Fund
                                             ------------- ---------------

                                                      Period from
                                                       May 1, to
                                                   December 31, 2003
                                             ----------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)..........        17            (60)
   Net realized gain (loss) on
     investments............................         8              2
   Unrealized appreciation
     (depreciation) on investments..........        11          1,446
   Capital gain distributions...............        --             --
                                                 -----         ------
       Increase (decrease) in net
         assets from operations.............        36          1,388
                                                 -----         ------
From capital transactions:
   Net premiums.............................     4,224         12,763
   Loan interest............................        --             --
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................        --             --
     Surrenders.............................        --             --
     Loans..................................        --             --
     Cost of insurance and
       administrative expenses (note 4a)....      (164)          (750)
     Transfers (to) from the Guarantee
       Account..............................        (9)        30,563
     Transfers (to) from other
       subaccounts..........................        --             --
                                                 -----         ------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............     4,051         42,576
                                                 -----         ------
Increase (decrease) in net assets...........     4,087         43,964
Net assets at beginning of year.............        --             --
                                                 -----         ------
Net assets at end of year...................     4,087         43,964
                                                 =====         ======
Changes in units (note 5):
   Units purchased..........................       418          3,738
   Units redeemed...........................       (17)           (65)
                                                 -----         ------
   Net increase (decrease) in units
     from capital transactions with
     policy owners during the years or
     lesser periods ended December 31,
     2003 and 2002..........................       401          3,673
                                                 =====         ======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                        Federated Insurance Series
                                           --------------------------------------------------------------------------
                                                Federated                             Federated      Federated High
                                                American           Federated         High Income       Income Bond
                                           Leaders Fund II --       Capital        Bond Fund II --     Fund II --
                                              Primary Shares     Income Fund II     Primary Shares    Service Shares
                                           ------------------  -----------------  ----------------  ----------------
                                               Year ended          Year ended        Year ended        Year ended
                                              December 31,        December 31,      December 31,      December 31,
                                           ------------------  -----------------  ----------------  ----------------
                                             2003      2002      2003     2002      2003     2002     2003     2002
                                           --------  --------  -------  --------  -------  -------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  5,157     3,659   16,979    18,745   41,461   46,641    6,210    3,734
 Net realized gain (loss) on investments..  (30,743) (111,282) (44,887)  (78,301) (22,722) (41,170)   2,071   (1,081)
 Unrealized appreciation (depreciation)
   on investments.........................  190,269   (69,027)  81,617   (52,455) 106,809   (2,520)  20,626   (2,475)
 Capital gain distributions...............       --        --       --        --       --       --       --       --
                                           --------  --------  -------  --------  -------  -------  -------  -------
    Increase (decrease) in net assets
     from operations......................  164,683  (176,650)  53,709  (112,011) 125,548    2,951   28,907      178
                                           --------  --------  -------  --------  -------  -------  -------  -------
From capital transactions:
 Net premiums.............................   76,932   104,584   40,639    45,912  102,595  107,813  153,151   58,834
 Loan interest............................     (407)   (2,058)    (353)      (54)    (775)  (1,444)      --       --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --  (104,469)      --        --       --       --       --       --
   Surrenders.............................  (53,715)  (45,619) (13,246)  (76,212) (37,174) (34,373) (12,773)    (125)
   Loans..................................   16,252    69,592   (3,359)   (2,927)      26   53,436   40,953       --
   Cost of insurance and administrative
    expenses (note 4a)....................  (64,348)  (71,416) (37,440)  (38,946) (87,640) (69,468) (28,602) (13,625)
   Transfers (to) from the Guarantee
    Account...............................  144,875     6,225    2,260    13,077   13,391        2    7,527       77
   Transfers (to) from other subaccounts..       --     3,734       --     3,630       --   69,312       --    1,932
                                           --------  --------  -------  --------  -------  -------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  119,589   (39,427) (11,499)  (55,520)  (9,577) 125,278  160,256   47,093
                                           --------  --------  -------  --------  -------  -------  -------  -------
Increase (decrease) in net assets.........  284,272  (216,077)  42,210  (167,531) 115,971  128,229  189,163   47,271
Net assets at beginning of year...........  589,973   806,050  283,604   451,135  596,452  468,223   82,079   34,808
                                           --------  --------  -------  --------  -------  -------  -------  -------
Net assets at end of year................. $874,245   589,973  325,814   283,604  712,423  596,452  271,242   82,079
                                           ========  ========  =======  ========  =======  =======  =======  =======
Changes in units (note 5):
 Units purchased..........................   14,295    16,357    3,843     5,622    8,031   15,873   18,147    6,452
 Units redeemed...........................   (7,114)  (19,859)  (4,873)  (10,607)  (8,694)  (7,248)  (3,724)  (1,458)
                                           --------  --------  -------  --------  -------  -------  -------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    7,181    (3,502)  (1,030)   (4,985)    (663)   8,625   14,423    4,994
                                           ========  ========  =======  ========  =======  =======  =======  =======

                                           ------------------------------------------
                                                   Federated             Federated
                                                 International           Kaufmann
                                                 Small Company          Fund II  --
                                                    Fund II            Service Shares
                                           -------------------------  ---------------
                                            Period from                 Period from
                                           January 1, to  Year ended     May 1, to
                                           November 14,  December 31,  December 31,
                                               2003          2002          2003
                                           ------------- ------------ ---------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       (208)        (160)          (186)
 Net realized gain (loss) on investments..     13,744         (273)           114
 Unrealized appreciation (depreciation)
   on investments.........................       (376)      (4,146)         7,567
 Capital gain distributions...............         --           --             --
                                              -------       ------        -------
    Increase (decrease) in net assets
     from operations......................     13,160       (4,579)         7,495
                                              -------       ------        -------
From capital transactions:
 Net premiums.............................      9,504       12,611         70,122
 Loan interest............................         --           --             --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................         --           --             --
   Surrenders.............................       (442)          --             --
   Loans..................................         --           --             --
   Cost of insurance and administrative
    expenses (note 4a)....................     (3,953)      (2,607)        (1,451)
   Transfers (to) from the Guarantee
    Account...............................    (41,050)          49         36,640
   Transfers (to) from other subaccounts..     (5,291)         823             --
                                              -------       ------        -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    (41,232)      10,876        105,311
                                              -------       ------        -------
Increase (decrease) in net assets.........    (28,072)       6,297        112,806
Net assets at beginning of year...........     28,072       21,775             --
                                              -------       ------        -------
Net assets at end of year.................         --       28,072        112,806
                                              =======       ======        =======
Changes in units (note 5):
 Units purchased..........................      1,277        2,363          8,547
 Units redeemed...........................     (6,818)        (457)          (116)
                                              -------       ------        -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................     (5,541)       1,906          8,431
                                              =======       ======        =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                         Fidelity Variable Insurance Products Fund (VIP)
                                           -------------------------------------------------------------------------------------
                                                     VIP                  VIP
                                                Equity-Income        Equity-Income         VIP Growth            VIP Growth
                                                Portfolio --         Portfolio --         Portfolio --          Portfolio --
                                                Initial Class       Service Class 2       Initial Class       Service Class 2
                                           ----------------------  ----------------  ---------------------  -------------------
                                                 Year ended           Year ended           Year ended            Year ended
                                                December 31,         December 31,         December 31,          December 31,
                                           ----------------------  ----------------  ---------------------  -------------------
                                              2003        2002       2003     2002      2003       2002        2003      2002
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   70,453      73,921    4,252    1,481    (26,220)    (29,725)    (4,291)   (3,036)
 Net realized gain (loss) on investments..   (198,301)   (341,712)  (5,636) (20,439)  (645,061) (1,045,717)   (26,232)  (34,243)
 Unrealized appreciation (depreciation)
   on investments.........................  1,905,046  (1,254,387) 180,061  (70,983) 2,353,759  (1,469,114)   260,330  (168,528)
 Capital gain distributions...............         --     167,093       --    5,936         --          --         --        --
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
    Increase (decrease) in net assets
     from operations......................  1,777,198  (1,355,085) 178,677  (84,005) 1,682,478  (2,544,556)   229,807  (205,807)
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
From capital transactions:
 Net premiums.............................    754,274     839,089  272,213  290,251    926,430   1,080,606    191,779   449,108
 Loan interest............................     (7,284)    (13,644)    (360)     (99)   (10,149)    (12,502)        32        67
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (36,987)    (25,663)  (2,183)      --    (50,340)    (75,913)        --        --
   Surrenders.............................   (558,862)   (537,604) (28,725)    (624)  (284,088)   (458,545)   (14,204)  (26,366)
   Loans..................................    (16,505)     32,185   (2,660)   2,173    (20,184)    (10,294)    (2,792)      783
   Cost of insurance and administrative
    expenses (note 4a)....................   (591,130)   (639,715) (91,754) (62,988)  (603,895)   (683,349)   (92,108)  (87,883)
   Transfers (to) from the Guarantee
    Account...............................    490,939       5,921  100,135     (202)   188,275      13,363     75,956    (1,677)
   Transfers (to) from other subaccounts..         --     (36,416)  56,443   55,089         --    (323,135)    37,793    41,335
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     34,445    (375,847) 303,109  283,600    146,049    (469,769)   196,456   375,367
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
Increase (decrease) in net assets.........  1,811,643  (1,730,932) 481,786  199,595  1,828,527  (3,014,325)   426,263   169,560
Net assets at beginning of year...........  6,027,200   7,758,132  451,321  251,726  5,364,572   8,378,897    602,975   433,415
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
Net assets at end of year................. $7,838,843   6,027,200  933,107  451,321  7,193,099   5,364,572  1,029,238   602,975
                                           ==========  ==========  =======  =======  =========  ==========  =========  ========
Changes in units (note 5):
 Units purchased..........................     28,199      22,001   46,538   37,035     16,456      25,723     52,492    75,466
 Units redeemed...........................    (27,419)    (31,428) (13,641)  (6,786)   (14,299)    (36,770)   (18,743)  (17,490)
                                           ----------  ----------  -------  -------  ---------  ----------  ---------  --------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................        780      (9,427)  32,897   30,249      2,157     (11,047)    33,749    57,976
                                           ==========  ==========  =======  =======  =========  ==========  =========  ========

                                           ---------------------

                                               VIP Overseas
                                               Portfolio --
                                               Initial Class
                                           --------------------
                                                Year ended
                                               December 31,
                                           --------------------
                                              2003       2002
                                           ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     1,769      1,756
 Net realized gain (loss) on investments..  (149,988)  (286,045)
 Unrealized appreciation (depreciation)
   on investments.........................   735,083    (75,174)
 Capital gain distributions...............        --         --
                                           ---------  ---------
    Increase (decrease) in net assets
     from operations......................   586,864   (359,463)
                                           ---------  ---------
From capital transactions:
 Net premiums.............................   225,334    244,501
 Loan interest............................    (2,275)    (2,509)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (17,432)      (471)
   Surrenders.............................   (43,156)  (139,132)
   Loans..................................     6,406     33,052
   Cost of insurance and administrative
    expenses (note 4a)....................  (133,107)  (141,084)
   Transfers (to) from the Guarantee
    Account...............................    48,904       (293)
   Transfers (to) from other subaccounts..        --    (58,011)
                                           ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    84,674    (63,947)
                                           ---------  ---------
Increase (decrease) in net assets.........   671,538   (423,410)
Net assets at beginning of year........... 1,332,609  1,756,019
                                           ---------  ---------
Net assets at end of year................. 2,004,147  1,332,609
                                           =========  =========
Changes in units (note 5):
 Units purchased..........................    13,130     13,366
 Units redeemed...........................    (9,168)   (16,414)
                                           ---------  ---------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................     3,962     (3,048)
                                           =========  =========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                   Fidelity Variable Insurance Products Fund II (VIP II)
                                             ----------------------------------------------------------------
                                                  VIP II Asset              VIP II               VIP II
                                                   Manager/SM/           Contrafund(R)        Contrafund(R)
                                                  Portfolio --           Portfolio --         Portfolio --
                                                  Initial Class          Initial Class       Service Class 2
                                             ----------------------  --------------------  ------------------
                                                   Year ended             Year ended           Year ended
                                                  December 31,           December 31,         December 31,
                                             ----------------------  --------------------  ------------------
                                                 2003        2002       2003       2002       2003      2002
                                             -----------  ---------  ---------  ---------  ---------  -------
Increase (decrease) in net assets
From operations:
   Net investment income (expense).......... $   107,987    122,239    (14,290)     6,534     (3,191)    (567)
   Net realized gain (loss) on
     investments............................    (191,689)  (179,545)  (186,718)  (302,619)     9,259   (4,581)
   Unrealized appreciation
     (depreciation) on investments..........     639,507   (327,106) 1,633,888   (329,479)   206,746  (29,449)
   Capital gain distributions...............          --         --         --         --         --       --
                                             -----------  ---------  ---------  ---------  ---------  -------
       Increase (decrease) in net
         assets from operations.............     555,805   (384,412) 1,432,880   (625,564)   212,814  (34,597)
                                             -----------  ---------  ---------  ---------  ---------  -------
From capital transactions:
   Net premiums.............................     331,271    373,254    702,742    797,726    385,695  285,056
   Loan interest............................      (3,640)    (7,896)    (8,154)    (7,602)       (68)    (109)
   Transfers (to) from the general
     account of GE Life & Annuity:
     Death benefits.........................     (37,852)    (3,105)   (33,623)    (3,449)        --       --
     Surrenders.............................    (147,606)  (170,574)  (310,611)  (215,407)   (17,224)  (1,502)
     Loans..................................     (11,778)     9,086      6,023    (25,636)      (767)  (1,721)
     Cost of insurance and
       administrative expenses (note 4a)....    (269,182)  (281,231)  (541,707)  (591,119)  (118,740) (70,133)
     Transfers (to) from the Guarantee
       Account..............................  (1,044,016)       422    315,518     15,678    227,311   (1,355)
     Transfers (to) from other
       subaccounts..........................          --    (77,126)        --    (34,274)    32,089   66,331
                                             -----------  ---------  ---------  ---------  ---------  -------
       Increase (decrease) in net
         assets from capital
         transactions (note 5)..............  (1,182,803)  (157,170)   130,188    (64,083)   508,296  276,567
                                             -----------  ---------  ---------  ---------  ---------  -------
Increase (decrease) in net assets...........    (626,998)  (541,582) 1,563,068   (689,647)   721,110  241,970
Net assets at beginning of year.............   3,539,899  4,081,481  5,236,031  5,925,678    433,941  191,971
                                             -----------  ---------  ---------  ---------  ---------  -------
Net assets at end of year................... $ 2,912,901  3,539,899  6,799,099  5,236,031  1,155,051  433,941
                                             ===========  =========  =========  =========  =========  =======
Changes in units (note 5):
   Units purchased..........................      11,160     14,693     30,527     51,369     78,750   44,649
   Units redeemed...........................     (51,009)   (20,726)   (26,647)   (55,416)   (16,700)  (9,507)
                                             -----------  ---------  ---------  ---------  ---------  -------
   Net increase (decrease) in units
     from capital transactions with
     policy owners during the years or
     lesser periods ended December 31,
     2003 and 2002..........................     (39,849)    (6,033)     3,880     (4,047)    62,050   35,142
                                             ===========  =========  =========  =========  =========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                               Fidelity Variable Insurance Products Fund III (VIP III)
                                           ----------------------------------------------------------------------------
                                                VIP III
                                                Dynamic             VIP III             VIP III           VIP III
                                                Capital            Growth &            Growth &            Growth
                                             Appreciation           Income              Income         Opportunities
                                             Portfolio --        Portfolio --        Portfolio --       Portfolio --
                                            Service Class 2      Initial Class      Service Class 2     Initial Class
                                           ----------------- --------------------  ----------------  -----------------
                                                                  Year ended          Year ended         Year ended
                                              Period from        December 31,        December 31,       December 31,
                                               May 1, to     --------------------  ----------------  -----------------
                                           December 31, 2003    2003       2002      2003     2002     2003     2002
                                           ----------------- ---------  ---------  -------  -------  -------  --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........      $   (3)          6,769      7,059      294      661       69     1,388
 Net realized gain (loss) on investments..           5         (70,329)  (147,734)     780   (6,596) (32,249)  (50,841)
 Unrealized appreciation (depreciation)
  on investments..........................         114         354,444   (148,095)  52,572  (20,905) 130,031   (42,459)
 Capital gain distributions...............          --              --         --       --       --       --        --
                                                ------       ---------  ---------  -------  -------  -------  --------
    Increase (decrease) in net assets
     from operations......................         116         290,884   (288,770)  53,646  (26,840)  97,851   (91,912)
                                                ------       ---------  ---------  -------  -------  -------  --------
From capital transactions:
 Net premiums.............................         143         243,747    422,828  152,056   98,511   91,081    86,264
 Loan interest............................          --          (1,158)    (1,506)     (26)      --      (96)     (189)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................          --         (14,266)        --       --       --     (610)       --
  Surrenders..............................          --        (109,964)   (73,237)  (4,177) (13,244) (21,779)  (15,233)
  Loans...................................          --          17,962     (1,674)    (353)      --   (1,357)   (8,593)
  Cost of insurance and administrative
    expenses (note 4a)....................         (68)       (187,636)  (208,390) (43,538) (29,674) (49,534)  (57,105)
  Transfers (to) from the Guarantee
    Account...............................       1,914         170,200       (689)  10,111       89   (5,437)   (1,201)
  Transfers (to) from other subaccounts...          --              --     73,151    3,923    9,743       --   (15,000)
                                                ------       ---------  ---------  -------  -------  -------  --------
    Increase (decrease) in net assets
     from capital transactions (note 5)...       1,989         118,885    210,483  117,996   65,425   12,268   (11,057)
                                                ------       ---------  ---------  -------  -------  -------  --------
Increase (decrease) in net assets.........       2,105         409,769    (78,287) 171,642   38,585  110,119  (102,969)
Net assets at beginning of year...........          --       1,270,172  1,348,459  155,883  117,298  313,296   416,265
                                                ------       ---------  ---------  -------  -------  -------  --------
Net assets at end of year.................      $2,105       1,679,941  1,270,172  327,525  155,883  423,415   313,296
                                                ======       =========  =========  =======  =======  =======  ========
Changes in units (note 5):
 Units purchased..........................         183          28,221     29,186   20,465   13,685   12,875    11,337
 Units redeemed...........................          (6)        (20,453)   (16,800)  (5,926)  (5,421) (11,141)  (12,459)
                                                ------       ---------  ---------  -------  -------  -------  --------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................         177           7,768     12,386   14,539    8,264    1,734    (1,122)
                                                ======       =========  =========  =======  =======  =======  ========

                                           -------------------


                                                 VIP III
                                                 Mid Cap
                                              Portfolio --
                                             Service Class 2
                                           ------------------
                                               Year ended
                                              December 31,
                                           ------------------
                                              2003      2002
                                           ---------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........    (3,433)    (780)
 Net realized gain (loss) on investments..    10,055   (4,285)
 Unrealized appreciation (depreciation)
  on investments..........................   256,323  (29,396)
 Capital gain distributions...............        --       --
                                           ---------  -------
    Increase (decrease) in net assets
     from operations......................   262,945  (34,461)
                                           ---------  -------
From capital transactions:
 Net premiums.............................   260,467  291,970
 Loan interest............................        63       (2)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................    (3,109)      --
  Surrenders..............................    (8,314)    (482)
  Loans...................................       116   (2,625)
  Cost of insurance and administrative
    expenses (note 4a)....................   (93,888) (59,558)
  Transfers (to) from the Guarantee
    Account...............................   327,814      378
  Transfers (to) from other subaccounts...     2,125   95,779
                                           ---------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   485,274  325,460
                                           ---------  -------
Increase (decrease) in net assets.........   748,219  290,999
Net assets at beginning of year...........   409,238  118,239
                                           ---------  -------
Net assets at end of year................. 1,157,457  409,238
                                           =========  =======
Changes in units (note 5):
 Units purchased..........................    60,747   42,234
 Units redeemed...........................   (10,832)  (6,820)
                                           ---------  -------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................    49,915   35,414
                                           =========  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                             GE Investments Funds, Inc.
                                           ---------------------------------------------------------------------------------

                                                 Global                               International        Mid-Cap Value
                                              Income Fund          Income Fund         Equity Fund          Equity Fund
                                           -----------------  --------------------  -----------------  --------------------
                                               Year ended          Year ended           Year ended          Year ended
                                              December 31,        December 31,         December 31,        December 31,
                                           -----------------  --------------------  -----------------  --------------------
                                             2003      2002      2003       2002      2003     2002       2003       2002
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  7,467      136     57,278     58,346    2,028     2,294     16,741      3,511
 Net realized gain (loss) on investments..   16,322    2,915     19,905     16,550  (64,169)  (62,002)    (2,584)   (35,184)
 Unrealized appreciation (depreciation)
   on investments.........................    5,086   23,591    (53,203)     8,676  243,783   (62,868)   540,067   (215,406)
 Capital gain distributions...............       --       --     29,065     28,513       --        --         --      8,675
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
    Increase (decrease) in net assets
     from operations......................   28,875   26,642     53,045    112,085  181,642  (122,576)   554,224   (238,404)
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
From capital transactions:
 Net premiums.............................   35,397   24,465    252,003    139,754  114,583   108,065    560,463    568,716
 Loan interest............................     (782)     (31)    (5,252)    (2,844)     (57)      (82)      (476)      (851)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --  (30,396)    (8,819)        --       --        --       (211)   (83,832)
   Surrenders.............................  (30,813)  (3,771)   (44,970)   (30,171) (15,331)   (4,876)   (98,859)   (46,875)
   Loans..................................   (2,077)  (3,471)     1,601     (8,989)  (9,972)      789      1,260     (3,103)
   Cost of insurance and administrative
    expenses (note 4a)....................  (34,125) (20,841)  (283,229)  (134,842) (46,337)  (43,355)  (237,747)  (192,739)
   Transfers (to) from the Guarantee
    Account...............................   31,704      226   (638,574)      (158)  34,097       317    450,990     24,874
   Transfers (to) from other subaccounts..       --  115,151        245  1,545,345       --    81,561   (103,191)    72,598
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...     (696)  81,332   (726,995) 1,508,095   76,983   142,419    572,229    338,788
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
Increase (decrease) in net assets.........   28,179  107,974   (673,950) 1,620,180  258,625    19,843  1,126,453    100,384
Net assets at beginning of year...........  246,822  138,848  2,391,219    771,039  445,879   426,036  1,504,823  1,404,439
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
Net assets at end of year................. $275,001  246,822  1,717,269  2,391,219  704,504   445,879  2,631,276  1,504,823
                                           ========  =======  =========  =========  =======  ========  =========  =========
Changes in units (note 5):
 Units purchased..........................    8,195   12,469     18,699    129,118   13,465    16,746     62,515     43,038
 Units redeemed...........................   (8,280)  (5,217)   (72,251)   (13,563)  (6,493)   (4,242)   (27,191)   (21,151)
                                           --------  -------  ---------  ---------  -------  --------  ---------  ---------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................      (85)   7,252    (53,552)   115,555    6,972    12,504     35,324     21,887
                                           ========  =======  =========  =========  =======  ========  =========  =========

                                           --------------------------------------------
                                                                         Premier
                                                    Money                 Growth
                                                 Market Fund           Equity Fund
                                           ----------------------  -------------------
                                                 Year ended             Year ended
                                                December 31,           December 31,
                                           ----------------------  -------------------
                                              2003        2002        2003      2002
                                           ----------  ----------  ---------  --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     14,572      85,573     (6,139)   (6,335)
 Net realized gain (loss) on investments..         --          --    (54,210)  (96,914)
 Unrealized appreciation (depreciation)
   on investments.........................         --          (1)   392,552  (137,393)
 Capital gain distributions...............         --          61         --         5
                                           ----------  ----------  ---------  --------
    Increase (decrease) in net assets
     from operations......................     14,572      85,633    332,203  (240,637)
                                           ----------  ----------  ---------  --------
From capital transactions:
 Net premiums.............................  4,344,251   4,986,265    376,581   403,028
 Loan interest............................      8,217      14,750       (533)     (459)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................   (342,498)    (22,442)    (2,165)       --
   Surrenders.............................   (879,580)   (964,897)   (71,389)  (43,790)
   Loans..................................   (202,218)      5,925     (1,657)  (11,413)
   Cost of insurance and administrative
    expenses (note 4a).................... (1,398,355) (1,250,412)  (203,664) (181,477)
   Transfers (to) from the Guarantee
    Account............................... (1,858,224)    (92,637)   508,267       968
   Transfers (to) from other subaccounts..   (116,508)   (407,465)     4,506   100,458
                                           ----------  ----------  ---------  --------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (444,915)  2,269,087    609,946   267,315
                                           ----------  ----------  ---------  --------
Increase (decrease) in net assets.........   (430,343)  2,354,720    942,149    26,678
Net assets at beginning of year........... 12,165,876   9,811,156    972,458   945,780
                                           ----------  ----------  ---------  --------
Net assets at end of year................. 11,735,533  12,165,876  1,914,607   972,458
                                           ==========  ==========  =========  ========
Changes in units (note 5):
 Units purchased..........................     89,238     262,386     96,734    55,283
 Units redeemed...........................    (98,360)   (143,476)   (30,391)  (25,988)
                                           ----------  ----------  ---------  --------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................     (9,122)    118,910     66,343    29,295
                                           ==========  ==========  =========  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                       GE Investments Funds, Inc. (continued)
                                           --------------------------------------------------------------------------------------
                                                Real Estate             S&P 500(R)            Small-Cap             Total
                                                 Securities                Index            Value Equity           Return
                                                    Fund                   Fund                 Fund                Fund
                                           ---------------------  ----------------------  ----------------  --------------------
                                                 Year ended             Year ended           Year ended          Year ended
                                                December 31,           December 31,         December 31,        December 31,
                                           ---------------------  ----------------------  ----------------  --------------------
                                              2003        2002       2003        2002       2003     2002      2003       2002
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   41,465     46,485      74,765      66,465   (2,425)    (623)    11,415     30,307
 Net realized gain (loss) on investments..     38,950     22,200    (471,062) (1,727,923)   8,721   (7,005)   (35,749)   (62,949)
 Unrealized appreciation (depreciation)
  on investments..........................    280,806   (162,755)  3,141,155  (1,101,313) 135,839  (35,175)   377,997   (174,796)
 Capital gain distributions...............     75,335     63,157          --      17,816       --    1,618         --     17,857
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
    Increase (decrease) in net assets
     from operations......................    436,556    (30,913)  2,744,858  (2,744,955) 142,135  (41,185)   353,663   (189,581)
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
From capital transactions:
 Net premiums.............................    176,116    199,114   2,444,094   3,328,185  304,440  299,643    316,661    232,709
 Loan interest............................       (986)      (262)     (7,059)     (9,223)     (87)     (37)    (3,488)    (5,509)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................     (5,717)        --     (53,713)    (95,258)     (49)      --    (45,912)    (5,887)
  Surrenders..............................    (70,823)   (11,354)   (607,275)   (468,397)  (9,677)    (238)   (86,350)   (52,014)
  Loans...................................    (10,266)    (4,510)     14,328     (33,701)  27,189   (2,628)   (10,190)   (21,797)
  Cost of insurance and administrative
    expenses (note 4a)....................   (162,581)  (138,970) (1,429,552) (1,441,843) (86,970) (49,470)  (199,915)  (187,969)
  Transfers (to) from the Guarantee
    Account...............................    185,775        752     184,527     (61,607)  87,101     (813)   253,515        423
  Transfers (to) from other subaccounts...     43,352    215,422       5,893    (242,512)  15,798   32,556         --    135,478
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    154,870    260,192     551,243     975,644  337,745  279,013    224,321     95,434
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
Increase (decrease) in net assets.........    591,426    229,279   3,296,101  (1,769,311) 479,880  237,828    577,984    (94,147)
Net assets at beginning of year...........  1,199,472    970,193   9,743,920  11,513,231  342,773  104,945  1,741,656  1,835,803
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
Net assets at end of year................. $1,790,898  1,199,472  13,040,021   9,743,920  822,653  342,773  2,319,640  1,741,656
                                           ==========  =========  ==========  ==========  =======  =======  =========  =========
Changes in units (note 5):
 Units purchased..........................     19,476     18,342      91,697      95,218   42,986   30,438     14,366      9,403
 Units redeemed...........................    (12,033)    (6,850)    (72,614)    (67,305)  (9,574)  (4,873)    (8,714)    (6,963)
                                           ----------  ---------  ----------  ----------  -------  -------  ---------  ---------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................      7,443     11,492      19,083      27,913   33,412   25,565      5,652      2,440
                                           ==========  =========  ==========  ==========  =======  =======  =========  =========

                                           ---------------------------------------
                                                   U.S.                Value
                                                  Equity              Equity
                                                   Fund                Fund
                                           --------------------  ----------------
                                                Year ended          Year ended
                                               December 31,        December 31,
                                           --------------------  ----------------
                                              2003       2002      2003     2002
                                           ---------  ---------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     2,442      2,137    2,649      517
 Net realized gain (loss) on investments..   (59,448)   (68,730)  (2,129)  (2,870)
 Unrealized appreciation (depreciation)
  on investments..........................   304,466   (159,840)  53,108  (21,062)
 Capital gain distributions...............        --         --       --       --
                                           ---------  ---------  -------  -------
    Increase (decrease) in net assets
     from operations......................   247,460   (226,433)  53,628  (23,415)
                                           ---------  ---------  -------  -------
From capital transactions:
 Net premiums.............................   284,975    309,599  148,528  109,363
 Loan interest............................    (5,404)    (3,955)      (2)      --
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................   (14,451)    (1,588)      --       --
  Surrenders..............................   (68,217)   (50,147)  (8,797)  (1,120)
  Loans...................................    (2,734)   (10,082)    (823)      --
  Cost of insurance and administrative
    expenses (note 4a)....................  (148,946)  (141,210) (36,833) (23,957)
  Transfers (to) from the Guarantee
    Account...............................   (63,804)     1,932    2,442      105
  Transfers (to) from other subaccounts...     3,923   (147,095)   4,091   15,203
                                           ---------  ---------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (14,658)   (42,546) 108,606   99,594
                                           ---------  ---------  -------  -------
Increase (decrease) in net assets.........   232,802   (268,979) 162,234   76,179
Net assets at beginning of year........... 1,012,817  1,281,796  151,411   75,232
                                           ---------  ---------  -------  -------
Net assets at end of year................. 1,245,619  1,012,817  313,645  151,411
                                           =========  =========  =======  =======
Changes in units (note 5):
 Units purchased..........................    18,192     11,272   17,881   14,756
 Units redeemed...........................   (19,115)   (12,811)  (5,357)  (2,968)
                                           ---------  ---------  -------  -------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................      (923)    (1,539)  12,524   11,788
                                           =========  =========  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                       Greenwich
                                                                                     Street Series
                                            Goldman Sachs Variable Insurance Trust        Fund
                                           ---------------------------------------  ---------------- ---------------------
                                                                                    Salomon Brothers
                                                                                        Variable
                                             Goldman Sachs        Goldman Sachs         Emerging           Balanced
                                               Growth and            Mid Cap         Growth Fund --      Portfolio --
                                              Income Fund          Value Fund           Class II      Institutional Shares
                                           -----------------  --------------------  ---------------- --------------------
                                               Year ended          Year ended         Period from         Year ended
                                              December 31,        December 31,         May 1, to         December 31,
                                           -----------------  --------------------    December 31,   --------------------
                                             2003      2002      2003       2002          2003          2003       2002
                                           --------  -------  ---------  ---------  ---------------- ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  1,115    2,091      3,157      4,408          (5)         74,105     92,354
 Net realized gain (loss) on investments..   (1,242) (14,232)    20,111    (19,411)        104        (130,523)  (107,118)
 Unrealized appreciation (depreciation)
  on investments..........................   35,315   (2,257)   323,377   (125,348)        124         694,298   (374,750)
 Capital gain distributions...............       --       --     17,603      4,397          --              --         --
                                           --------  -------  ---------  ---------       -----       ---------  ---------
    Increase (decrease) in net assets
     from operations......................   35,188  (14,398)   364,248   (135,954)        223         637,880   (389,514)
                                           --------  -------  ---------  ---------       -----       ---------  ---------
From capital transactions:
 Net premiums.............................   24,368   20,197    207,425    215,145       2,715         619,056    694,557
 Loan interest............................       25     (109)    (3,478)    (2,876)         --          (5,931)    (6,733)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................       --       --         --    (17,128)         --         (93,382)   (28,253)
  Surrenders..............................   (6,495)  (1,084)   (52,951)    (2,003)         --        (197,895)  (103,532)
  Loans...................................       17      236     (2,046)    (8,406)         --         (13,376)    36,222
  Cost of insurance and administrative
    expenses (note 4a)....................  (17,600) (16,522)  (147,232)  (147,890)       (641)       (536,801)  (540,149)
  Transfers (to) from the Guarantee
    Account...............................  (22,993)     124    (54,339)     3,045       1,294        (485,982)    (1,805)
  Transfers (to) from other subaccounts...       --   83,620         --    207,994          --              --     26,177
                                           --------  -------  ---------  ---------       -----       ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (22,678)  86,462    (52,621)   247,881       3,368        (714,311)    76,484
                                           --------  -------  ---------  ---------       -----       ---------  ---------
Increase (decrease) in net assets.........   12,510   72,064    311,627    111,927       3,591         (76,431)  (313,030)
Net assets at beginning of year...........  189,598  117,534  1,402,615  1,290,688          --       5,026,073  5,339,103
                                           --------  -------  ---------  ---------       -----       ---------  ---------
Net assets at end of year................. $202,108  189,598  1,714,242  1,402,615       3,591       4,949,642  5,026,073
                                           ========  =======  =========  =========       =====       =========  =========
Changes in units (note 5):
 Units purchased..........................    4,000   14,870     19,541     26,771         338          26,611     30,716
 Units redeemed...........................   (7,717)  (2,528)   (24,498)   (11,200)        (54)        (57,316)   (27,613)
                                           --------  -------  ---------  ---------       -----       ---------  ---------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................   (3,717)  12,342     (4,957)    15,571         284         (30,705)     3,103
                                           ========  =======  =========  =========       =====       =========  =========


                                                      Janus Aspen Series
                                           -------------------------------------------------------------

                                                                                            Capital
                                                 Balanced        Capital Appreciation    Appreciation
                                               Portfolio --          Portfolio --        Portfolio --
                                              Service Shares      Institutional Shares  Service Shares
                                           --------------------  --------------------  ----------------
                                                Year ended            Year ended          Year ended
                                               December 31,          December 31,        December 31,
                                           --------------------  --------------------  ----------------
                                              2003       2002       2003       2002      2003     2002
                                           ---------  ---------  ---------  ---------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........    15,940     13,776     (5,551)    (3,476)    (691)    (533)
 Net realized gain (loss) on investments..    (7,169)   (13,777)  (294,872)  (383,581)  (2,597)  (3,746)
 Unrealized appreciation (depreciation)
  on investments..........................   149,207    (70,771)   742,958    (98,199)  50,991  (23,171)
 Capital gain distributions...............        --         --         --         --       --       --
                                           ---------  ---------  ---------  ---------  -------  -------
    Increase (decrease) in net assets
     from operations......................   157,978    (70,772)   442,535   (485,256)  47,703  (27,450)
                                           ---------  ---------  ---------  ---------  -------  -------
From capital transactions:
 Net premiums.............................   417,298    639,428    438,509    671,363  131,049  104,565
 Loan interest............................      (572)       (73)    (1,109)    (2,653)     (81)     (16)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................    (1,475)      (965)    (7,418)   (46,431)      --       --
  Surrenders..............................   (22,958)   (51,778)  (364,178)  (121,949)  (1,036)      --
  Loans...................................    (4,009)     3,925         86    (10,215)    (771)  (2,827)
  Cost of insurance and administrative
    expenses (note 4a)....................  (170,948)  (126,866)  (288,482)  (343,897) (46,107) (33,053)
  Transfers (to) from the Guarantee
    Account...............................   105,012      2,805   (367,005)      (352)  (1,141)    (580)
  Transfers (to) from other subaccounts...      (784)    64,187         --   (201,850)     125   29,177
                                           ---------  ---------  ---------  ---------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   321,564    530,663   (589,597)   (55,984)  82,038   97,266
                                           ---------  ---------  ---------  ---------  -------  -------
Increase (decrease) in net assets.........   479,542    459,891   (147,062)  (541,240) 129,741   69,816
Net assets at beginning of year........... 1,022,393    562,502  2,434,711  2,975,951  192,578  122,762
                                           ---------  ---------  ---------  ---------  -------  -------
Net assets at end of year................. 1,501,935  1,022,393  2,287,649  2,434,711  322,319  192,578
                                           =========  =========  =========  =========  =======  =======
Changes in units (note 5):
 Units purchased..........................    57,790     78,356     22,519     39,128   17,320   19,678
 Units redeemed...........................   (22,211)   (19,820)   (52,790)   (42,391)  (6,488)  (5,367)
                                           ---------  ---------  ---------  ---------  -------  -------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................    35,579     58,536    (30,271)    (3,263)  10,832   14,311
                                           =========  =========  =========  =========  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                           Janus Aspen Series (continued)
                                           --------------------------------------------------------------------------------
                                                                    Global Life
                                            Flexible Income          Sciences      Global Technology         Growth
                                              Portfolio --         Portfolio --      Portfolio --         Portfolio --
                                            Institutional Shares   Service Shares    Service Shares   Institutional Shares
                                           --------------------  ----------------  ----------------  ---------------------
                                               Year ended           Year ended        Year ended           Year ended
                                              December 31,         December 31,      December 31,         December 31,
                                           --------------------  ----------------  ----------------  ---------------------
                                             2003        2002      2003     2002     2003     2002      2003       2002
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ 36,787     26,381    (1,531)  (1,248)  (1,492)    (904)   (28,307)    (36,155)
 Net realized gain (loss) on investments..   16,423      4,255   (16,451)  (9,052) (19,490) (35,755)  (739,843)   (919,591)
 Unrealized appreciation (depreciation)
   on investments.........................   (6,069)    28,624    69,216  (53,578) 105,676  (32,533) 2,037,241    (706,608)
 Capital gain distributions...............       --         --        --       --       --       --         --          --
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
    Increase (decrease) in net assets
     from operations......................   47,141     59,260    51,234  (63,878)  84,694  (69,192) 1,269,091  (1,662,354)
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
From capital transactions:
 Net premiums.............................  118,538    114,685    41,481   46,319   43,531   60,334    850,214   1,080,281
 Loan interest............................     (833)      (408)     (236)    (173)    (208)     (85)    (3,824)     (5,471)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................     (103)        --        --       --       --       --    (18,809)     (4,194)
   Surrenders.............................  (68,539)   (18,678)     (239)    (727)  (7,394)  (4,324)  (285,377)   (248,131)
   Loans..................................   17,883      2,746      (244)  (3,682)    (462)  (2,887)    29,326      (1,165)
   Cost of insurance and administrative
    expenses (note 4a)....................  (87,496)   (62,997)  (22,464) (21,617) (26,665) (21,432)  (531,521)   (587,319)
   Transfers (to) from the Guarantee
    Account...............................   71,494        (94)   (9,779)    (190)  59,247   (1,266)  (185,818)      4,035
   Transfers (to) from other subaccounts..       --    228,576        --   25,589       --   27,376         --    (416,652)
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   50,944    263,830     8,519   45,519   68,049   57,716   (145,809)   (178,616)
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
Increase (decrease) in net assets.........   98,085    323,090    59,753  (18,359) 152,743  (11,476) 1,123,282  (1,840,970)
Net assets at beginning of year...........  821,010    497,920   179,358  197,717  133,671  145,147  4,200,253   6,041,223
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
Net assets at end of year................. $919,095    821,010   239,111  179,358  286,414  133,671  5,323,535   4,200,253
                                            ========   =======   =======  =======  =======  =======  =========  ==========
Changes in units (note 5):
 Units purchased..........................   11,750     21,034     8,335    9,698   38,246   28,676     48,817      78,605
 Units redeemed...........................   (8,871)    (4,996)   (6,623)  (3,559) (12,923)  (9,806)   (56,911)    (91,553)
                                            --------   -------   -------  -------  -------  -------  ---------  ----------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    2,879     16,038     1,712    6,139   25,323   18,870     (8,094)    (12,948)
                                            ========   =======   =======  =======  =======  =======  =========  ==========

                                           -----------------

                                                Growth
                                             Portfolio --
                                             Service Shares
                                           ----------------
                                              Year ended
                                             December 31,
                                           ----------------
                                             2003     2002
                                           -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........  (1,195)    (958)
 Net realized gain (loss) on investments..  (8,351) (12,046)
 Unrealized appreciation (depreciation)
   on investments.........................  56,948  (32,212)
 Capital gain distributions...............      --       --
                                           -------  -------
    Increase (decrease) in net assets
     from operations......................  47,402  (45,216)
                                           -------  -------
From capital transactions:
 Net premiums.............................  63,697   95,086
 Loan interest............................     (14)    (143)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................      --       --
   Surrenders.............................  (5,521)  (9,534)
   Loans..................................  (2,518)  (2,877)
   Cost of insurance and administrative
    expenses (note 4a).................... (32,121) (31,171)
   Transfers (to) from the Guarantee
    Account...............................  10,159     (352)
   Transfers (to) from other subaccounts..   1,999      578
                                           -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  35,681   51,587
                                           -------  -------
Increase (decrease) in net assets.........  83,083    6,371
Net assets at beginning of year........... 136,475  130,104
                                           -------  -------
Net assets at end of year................. 219,558  136,475
                                           =======  =======
Changes in units (note 5):
 Units purchased..........................  14,207   17,111
 Units redeemed...........................  (7,524)  (7,884)
                                           -------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   6,683    9,227
                                           =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                         Janus Aspen Series (continued)
                                           ---------------------------------------------------------------------------------
                                               International        International        Mid Cap             Mid Cap
                                                   Growth              Growth            Growth               Growth
                                                Portfolio --        Portfolio --      Portfolio --         Portfolio --
                                            Institutional Shares   Service Shares    Service Shares    Institutional Shares
                                           ---------------------  ----------------  ----------------  ---------------------
                                                 Year ended          Year ended        Year ended           Year ended
                                                December 31,        December 31,      December 31,         December 31,
                                           ---------------------  ----------------  ----------------  ---------------------
                                              2003        2002      2003     2002     2003     2002      2003       2002
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $   10,271      3,698    1,338      206   (1,599)  (1,054)   (27,676)    (26,810)
 Net realized gain (loss) on investments..   (224,523)  (403,922)  (2,651) (12,288)  (4,366) (11,449)  (796,042) (1,335,017)
 Unrealized appreciation (depreciation)
   on investments.........................    800,429   (317,468)  90,146  (29,126)  86,531  (35,419) 1,994,094      (2,285)
 Capital gain distributions...............         --         --       --       --       --       --         --          --
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
    Increase (decrease) in net assets
     from operations......................    586,177   (717,692)  88,833  (41,208)  80,566  (47,922) 1,170,376  (1,364,112)
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
From capital transactions:
 Net premiums.............................    350,192    481,352  120,078  113,549  126,834  137,320    864,755   1,116,664
 Loan interest............................     (3,270)    (3,030)      (7)     (54)     (90)      (3)    (2,978)        526
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       (988)   (71,261)      --   (1,515)      --       --         --        (973)
   Surrenders.............................    (63,490)  (117,703)  (4,286)    (916)  (7,106)    (608)  (182,779)   (206,158)
   Loans..................................     13,063    (30,469)    (140)    (176)    (812)    (160)    14,144       9,706
   Cost of insurance and administrative
    expenses (note 4a)....................   (231,856)  (288,439) (34,063) (23,043) (49,157) (38,595)  (517,907)   (533,842)
   Transfers (to) from the Guarantee
    Account...............................    (79,030)    25,942   12,824      225     (295)    (296)  (137,866)      2,307
   Transfers (to) from other subaccounts..         --   (221,851)  23,970   21,666       --   28,917         --    (332,348)
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    (15,379)  (225,457) 118,376  109,736   69,374  126,575     37,369      55,882
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
Increase (decrease) in net assets.........    570,798   (943,149) 207,209   68,528  149,940   78,653  1,207,745  (1,308,230)
Net assets at beginning of year...........  1,755,494  2,698,643  182,257  113,729  195,356  116,703  3,405,693   4,713,923
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
Net assets at end of year................. $2,326,292  1,755,494  389,466  182,257  345,296  195,356  4,613,438   3,405,693
                                           ==========  =========  =======  =======  =======  =======  =========  ==========
Changes in units (note 5):
 Units purchased..........................     34,580     39,236   23,009   20,375   29,550   43,883     51,065      43,624
 Units redeemed...........................    (36,043)   (56,674)  (5,646)  (3,867) (13,387) (10,470)   (48,895)    (41,465)
                                           ----------  ---------  -------  -------  -------  -------  ---------  ----------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................     (1,463)   (17,438)  17,363   16,508   16,163   33,413      2,170       2,159
                                           ==========  =========  =======  =======  =======  =======  =========  ==========

                                           -----------------------------------------
                                                  Worldwide            Worldwide
                                                   Growth               Growth
                                                Portfolio --         Portfolio --
                                             Institutional Shares   Service Shares
                                           ----------------------  ----------------
                                                 Year ended           Year ended
                                                December 31,         December 31,
                                           ----------------------  ----------------
                                              2003        2002       2003     2002
                                           ----------  ----------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........     23,783      13,675      713      114
 Net realized gain (loss) on investments..   (924,316)   (837,311) (14,683) (12,658)
 Unrealized appreciation (depreciation)
   on investments.........................  2,159,909  (1,347,556)  84,424  (58,058)
 Capital gain distributions...............         --          --       --       --
                                           ----------  ----------  -------  -------
    Increase (decrease) in net assets
     from operations......................  1,259,376  (2,171,192)  70,454  (70,602)
                                           ----------  ----------  -------  -------
From capital transactions:
 Net premiums.............................  1,021,444   1,244,592  115,486  191,707
 Loan interest............................     (4,797)     (7,148)    (156)      (1)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (55,312)     (5,637)      --     (593)
   Surrenders.............................   (465,295)   (352,037)  (8,885)  (6,416)
   Loans..................................      6,998     (18,399)    (618)    (213)
   Cost of insurance and administrative
    expenses (note 4a)....................   (660,790)   (785,657) (46,257) (44,316)
   Transfers (to) from the Guarantee
    Account...............................   (956,908)     39,025  (12,154)     205
   Transfers (to) from other subaccounts..         --    (607,412)     788   42,212
                                           ----------  ----------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)... (1,114,660)   (492,673)  48,204  182,585
                                           ----------  ----------  -------  -------
Increase (decrease) in net assets.........    144,716  (2,663,865) 118,658  111,983
Net assets at beginning of year...........  5,865,355   8,529,220  265,224  153,241
                                           ----------  ----------  -------  -------
Net assets at end of year.................  6,010,071   5,865,355  383,882  265,224
                                           ==========  ==========  =======  =======
Changes in units (note 5):
 Units purchased..........................     47,661      60,893   19,714   37,015
 Units redeemed...........................    (99,317)    (84,266) (11,541)  (8,148)
                                           ----------  ----------  -------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    (51,656)    (23,373)   8,173   28,867
                                           ==========  ==========  =======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                               MFS(R) Variable Insurance Trust
                                           -----------------------------------------------------------------------
                                            MFS(R) Investors  MFS(R) Investors     MFS(R) New
                                              Growth Stock          Trust           Discovery     MFS(R) Utilities
                                           Series -- Service  Series -- Service Series -- Service Series -- Service
                                              Class Shares      Class Shares      Class Shares      Class Shares
                                           -----------------  ----------------  ----------------  ----------------
                                               Year ended        Year ended        Year ended        Year ended
                                              December 31,      December 31,      December 31,      December 31,
                                           -----------------  ----------------  ----------------  ----------------
                                             2003      2002     2003     2002     2003     2002     2003     2002
                                           --------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $ (1,060)    (693)    (224)    (230)  (1,800)    (818)   3,542    3,014
 Net realized gain (loss) on investments..   (3,280)  (5,262)  (2,184)  (3,002)  (2,238)  (5,792)  (7,477) (21,871)
 Unrealized appreciation (depreciation)
   on investments.........................   33,159  (27,178)  22,066  (15,965)  81,957  (44,296)  90,009  (30,887)
 Capital gain distributions...............       --       --       --       --       --       --       --       --
                                           --------  -------  -------  -------  -------  -------  -------  -------
    Increase (decrease) in net assets
     from operations......................   28,819  (33,133)  19,658  (19,197)  77,919  (50,906)  86,074  (49,744)
                                           --------  -------  -------  -------  -------  -------  -------  -------
From capital transactions:
 Net premiums.............................   50,832  102,212   25,185   45,468   80,511  106,791  112,981  114,752
 Loan interest............................      (54)     (31)     (78)     (16)      43       --      (47)       4
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --       --       --       --       --       --       --     (847)
   Surrenders.............................   (4,209)     (45)      --      (10)  (3,982)  (1,068)  (6,875)    (385)
   Loans..................................       --       --       --   (2,797)   1,083       --     (162)    (271)
   Cost of insurance and administrative
    expenses (note 4a)....................  (23,784) (20,692) (12,299) (10,868) (33,578) (19,043) (36,244) (38,773)
   Transfers (to) from the Guarantee
    Account...............................   31,335      (11)    (609)      60  381,759     (752)  12,283      (48)
   Transfers (to) from other subaccounts..       52   (9,773)   2,063   (2,203)  23,603   47,370   10,304   (3,324)
                                           --------  -------  -------  -------  -------  -------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   54,172   71,660   14,262   29,634  449,439  133,298   92,240   71,108
                                           --------  -------  -------  -------  -------  -------  -------  -------
Increase (decrease) in net assets.........   82,991   38,527   33,920   10,437  527,358   82,392  178,314   21,364
Net assets at beginning of year...........  112,518   73,991   83,223   72,786  149,371   66,979  210,520  189,156
                                           --------  -------  -------  -------  -------  -------  -------  -------
Net assets at end of year................. $195,509  112,518  117,143   83,223  676,729  149,371  388,834  210,520
                                           ========  =======  =======  =======  =======  =======  =======  =======
Changes in units (note 5):
 Units purchased..........................   15,429   17,727    3,947    6,304   65,561   19,864   19,561   18,690
 Units redeemed...........................   (5,263)  (5,299)  (1,881)  (2,201)  (5,056)  (2,688)  (6,252)  (7,109)
                                           --------  -------  -------  -------  -------  -------  -------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   10,166   12,428    2,066    4,103   60,505   17,176   13,309   11,581
                                           ========  =======  =======  =======  =======  =======  =======  =======

                                             Nations Separate Account Trust
                                           ----------------------------------
                                                              Nations Marsico
                                            Nations Marsico    International
                                                Growth         Opportunities
                                               Portfolio         Portfolio
                                           ----------------- -----------------

                                              Period from       Period from
                                               May 1, to         May 1, to
                                           December 31, 2003 December 31, 2003
                                           ----------------- -----------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........         (18)               (31)
 Net realized gain (loss) on investments..          28              5,151
 Unrealized appreciation (depreciation)
   on investments.........................       1,079             10,132
 Capital gain distributions...............          --                 --
                                                ------            -------
    Increase (decrease) in net assets
     from operations......................       1,089             15,252
                                                ------            -------
From capital transactions:
 Net premiums.............................       7,069             44,002
 Loan interest............................          --                 --
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................          --                 --
   Surrenders.............................          --                 --
   Loans..................................          --             27,454
   Cost of insurance and administrative
    expenses (note 4a)....................        (479)            (5,469)
   Transfers (to) from the Guarantee
    Account...............................      18,642             28,546
   Transfers (to) from other subaccounts..          --                 --
                                                ------            -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...      25,232             94,533
                                                ------            -------
Increase (decrease) in net assets.........      26,321            109,785
Net assets at beginning of year...........          --                 --
                                                ------            -------
Net assets at end of year.................      26,321            109,785
                                                ======            =======
Changes in units (note 5):
 Units purchased..........................       2,159              8,599
 Units redeemed...........................         (40)              (470)
                                                ------            -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................       2,119              8,129
                                                ======            =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                                      Oppenheimer Variable Account Funds
                                           -----------------------------------------------------------------------------------
                                                                    Oppenheimer
                                                 Oppenheimer         Aggressive                              Oppenheimer
                                                 Aggressive            Growth          Oppenheimer             Capital
                                                   Growth            Fund/VA --           Bond               Appreciation
                                                   Fund/VA         Service Shares        Fund/VA               Fund/VA
                                           ----------------------  -------------- --------------------  ---------------------
                                                 Year ended         Period from        Year ended             Year ended
                                                December 31,         May 1, to        December 31,           December 31,
                                           ----------------------   December 31,  --------------------  ---------------------
                                              2003        2002          2003         2003       2002       2003       2002
                                           ----------  ----------  -------------- ---------  ---------  ---------  ----------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  (22,545)       (377)        (50)       69,113     74,050    (12,813)     (3,681)
 Net realized gain (loss) on investments..   (393,303)   (763,295)        190        11,560    (17,377)  (232,258)   (469,729)
 Unrealized appreciation (depreciation)
   on investments.........................  1,125,565    (479,208)       (228)           87     38,443  1,332,858  (1,078,296)
 Capital gain distributions...............         --          --          --            --         --         --          --
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
    Increase (decrease) in net assets
     from operations......................    709,717  (1,242,880)        (88)       80,760     95,116  1,087,787  (1,551,706)
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
From capital transactions:
 Net premiums.............................    574,257     692,376       7,219       186,504    205,575    583,346     694,509
 Loan interest............................     (6,389)     (6,468)         --        (2,372)    (1,044)    (4,483)     (7,268)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................    (22,649)    (13,712)         --            --    (42,171)   (14,659)     (1,142)
   Surrenders.............................   (249,754)   (253,846)         --      (245,854)   (25,058)  (436,806)   (277,407)
   Loans..................................     11,255      (2,893)         --        (4,651)   (30,489)   (11,214)      1,150
   Cost of insurance and administrative
    expenses (note 4a)....................   (361,009)   (406,525)     (1,912)     (174,454)  (148,526)  (409,883)   (454,033)
   Transfers (to) from the Guarantee
    Account...............................    (90,839)      6,738      30,124         1,970     (1,160)    66,489       8,948
   Transfers (to) from other subaccounts..         --    (612,595)         --            --    223,894         --    (277,249)
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   (145,128)   (596,925)     35,431      (238,857)   181,021   (227,210)   (312,492)
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
Increase (decrease) in net assets.........    564,589  (1,839,805)     35,343      (158,097)   276,137    860,577  (1,864,198)
Net assets at beginning of year...........  2,933,837   4,773,642          --     1,378,032  1,101,895  3,716,867   5,581,065
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
Net assets at end of year................. $3,498,426   2,933,837      35,343     1,219,935  1,378,032  4,577,444   3,716,867
                                           ==========  ==========      ======     =========  =========  =========  ==========
Changes in units (note 5):
 Units purchased..........................     14,478      16,048       3,087         6,315     15,414     12,302      16,635
 Units redeemed...........................    (18,066)    (29,751)       (158)      (14,319)    (8,917)   (16,603)    (24,013)
                                           ----------  ----------      ------     ---------  ---------  ---------  ----------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................     (3,588)    (13,703)      2,929        (8,004)     6,497     (4,301)     (7,378)
                                           ==========  ==========      ======     =========  =========  =========  ==========

                                           ------------------------------------
                                                                  Oppenheimer
                                            Oppenheimer Capital      Global
                                               Appreciation        Securities
                                                Fund/VA --         Fund/VA --
                                              Service Shares     Service Shares
                                           --------------------  --------------
                                           Period from        Year ended
                                            May 1, to        December 31,
                                           December 31, ----------------------
                                               2003       2003        2002
                                           ------------ -------  --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       (8)       (303)       (572)
 Net realized gain (loss) on investments..       36      (4,186)    (10,239)
 Unrealized appreciation (depreciation)
   on investments.........................      263     148,648     (48,243)
 Capital gain distributions...............       --          --          --
                                              -----     -------     -------
    Increase (decrease) in net assets
     from operations......................      291     144,159     (59,054)
                                              -----     -------     -------
From capital transactions:
 Net premiums.............................    1,847     191,261     168,446
 Loan interest............................       --         (45)        (18)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --          --          --
   Surrenders.............................       --     (29,833)       (721)
   Loans..................................       --          --          --
   Cost of insurance and administrative
    expenses (note 4a)....................     (567)    (64,379)    (44,849)
   Transfers (to) from the Guarantee
    Account...............................    2,642      68,910         267
   Transfers (to) from other subaccounts..       --         551      15,941
                                              -----     -------     -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    3,922     166,465     139,066
                                              -----     -------     -------
Increase (decrease) in net assets.........    4,213     310,624      80,012
Net assets at beginning of year...........       --     262,412     182,400
                                              -----     -------     -------
Net assets at end of year.................    4,213     573,036     262,412
                                              =====     =======     =======
Changes in units (note 5):
 Units purchased..........................      390      32,994      24,384
 Units redeemed...........................      (49)    (11,928)     (6,020)
                                              -----     -------     -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................      341      21,066      18,364
                                              =====     =======     =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                          Oppenheimer Variable Account Funds (continued)
                                           ----------------------------------------------------------------------------
                                                                                     Oppenheimer
                                                                     Oppenheimer     Main Street        Oppenheimer
                                                Oppenheimer          Main Street      Small Cap          Multiple
                                                High Income          Fund/VA --       Fund/VA --        Strategies
                                                  Fund/VA          Service Shares   Service Shares        Fund/VA
                                           ---------------------  ----------------  -------------- --------------------
                                                 Year ended          Year ended      Period from        Year ended
                                                December 31,        December 31,      May 1, to        December 31,
                                           ---------------------  ----------------   December 31,  --------------------
                                              2003        2002      2003     2002        2003         2003       2002
                                           ----------  ---------  -------  -------  -------------- ---------  ---------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $  184,820    278,329      548     (546)        (20)       28,196     38,601
 Net realized gain (loss) on investments..   (109,031)  (209,052)  (5,527)  (8,741)         79       (29,857)   (57,646)
 Unrealized appreciation (depreciation)
   on investments.........................    528,507   (167,217) 115,525  (52,934)      1,263       282,890   (161,485)
 Capital gain distributions...............         --         --       --       --          --            --     19,867
                                           ----------  ---------  -------  -------      ------     ---------  ---------
    Increase (decrease) in net assets
     from operations......................    604,296    (97,940) 110,546  (62,221)      1,322       281,229   (160,663)
                                           ----------  ---------  -------  -------      ------     ---------  ---------
From capital transactions:
 Net premiums.............................    223,812    246,551  211,625  263,367       3,076       163,277    165,778
 Loan interest............................     (4,258)    (4,350)    (173)      --          --        (1,371)    (1,050)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................     (3,300)   (51,686)      --   (1,780)         --       (48,540)        --
   Surrenders.............................   (107,937)   (98,898)  (3,366)  (2,258)         --       (88,413)   (66,822)
   Loans..................................    (13,486)    (3,496)  (2,122)    (351)         --         1,889     (4,586)
   Cost of insurance and administrative
    expenses (note 4a)....................   (224,945)  (218,106) (76,812) (57,926)       (824)     (131,792)  (124,573)
   Transfers (to) from the Guarantee
    Account...............................     99,838     (1,527)  20,225      115       8,353        36,983     (1,918)
   Transfers (to) from other subaccounts..         --    (84,978)    (536)  29,808           2            --     21,414
                                           ----------  ---------  -------  -------      ------     ---------  ---------
    Increase (decrease) in net assets
     from capital transactions (note 5)...    (30,276)  (216,490) 148,841  230,975      10,607       (67,967)   (11,757)
                                           ----------  ---------  -------  -------      ------     ---------  ---------
Increase (decrease) in net assets.........    574,020   (314,430) 259,387  168,754      11,929       213,262   (172,420)
Net assets at beginning of year...........  2,657,810  2,972,240  342,941  174,187          --     1,221,162  1,393,582
                                           ----------  ---------  -------  -------      ------     ---------  ---------
Net assets at end of year................. $3,231,830  2,657,810  602,328  342,941      11,929     1,434,424  1,221,162
                                           ==========  =========  =======  =======      ======     =========  =========
Changes in units (note 5):
 Units purchased..........................     10,414      7,654   32,073   38,795         932         5,835      9,132
 Units redeemed...........................    (11,388)   (14,375) (11,483)  (8,243)        (67)       (7,797)    (9,705)
                                           ----------  ---------  -------  -------      ------     ---------  ---------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................       (974)    (6,721)  20,590   30,552         865        (1,962)      (573)
                                           ==========  =========  =======  =======      ======     =========  =========

                                              PBHG Insurance Series Fund, Inc.
                                           -------------------------------------

                                                                      PBHG
                                                  PBHG             Large Cap
                                                Growth II            Growth
                                                Portfolio          Portfolio
                                           ------------------  -----------------
                                               Year ended          Year ended
                                              December 31,        December 31,
                                           ------------------  -----------------
                                             2003      2002      2003     2002
                                           --------  --------  -------  --------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........   (4,307)   (4,467)  (4,896)   (4,789)
 Net realized gain (loss) on investments.. (129,358) (246,955) (66,153) (112,067)
 Unrealized appreciation (depreciation)
   on investments.........................  263,832    10,369  256,661  (132,047)
 Capital gain distributions...............       --        --       --        --
                                           --------  --------  -------  --------
    Increase (decrease) in net assets
     from operations......................  130,167  (241,053) 185,612  (248,903)
                                           --------  --------  -------  --------
From capital transactions:
 Net premiums.............................  109,051   146,274  156,073   173,481
 Loan interest............................   (1,886)   (1,148)  (1,367)     (805)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --        --     (599)   (3,984)
   Surrenders.............................  (15,139)  (21,776) (11,781)   (9,693)
   Loans..................................   (2,191)      194   19,080   (11,965)
   Cost of insurance and administrative
    expenses (note 4a)....................  (82,672)  (84,810) (91,037) (103,339)
   Transfers (to) from the Guarantee
    Account...............................  (52,760)      579   56,071       936
   Transfers (to) from other subaccounts..       --    66,774       --   (37,689)
                                           --------  --------  -------  --------
    Increase (decrease) in net assets
     from capital transactions (note 5)...  (45,597)  106,087  126,440     6,942
                                           --------  --------  -------  --------
Increase (decrease) in net assets.........   84,570  (134,966) 312,052  (241,961)
Net assets at beginning of year...........  606,508   741,474  564,064   806,025
                                           --------  --------  -------  --------
Net assets at end of year.................  691,078   606,508  876,116   564,064
                                           ========  ========  =======  ========
Changes in units (note 5):
 Units purchased..........................   16,611    25,004   16,175     3,201
 Units redeemed...........................  (23,557)  (12,598)  (7,330)   (3,334)
                                           --------  --------  -------  --------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................   (6,946)   12,406    8,845      (133)
                                           ========  ========  =======  ========

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II


                                                                PIMCO Variable Insurance Trust
                                           ------------------------------------------------------------------------
                                                                                Long-Term U.S.
                                             Foreign Bond       High Yield        Government        Total Return
                                             Portfolio --      Portfolio --      Portfolio --       Portfolio --
                                            Administrative     Administrative    Administrative     Administrative
                                             Class Shares      Class Shares      Class Shares       Class Shares
                                           ----------------  ----------------  ----------------  ------------------
                                              Year ended        Year ended        Year ended         Year ended
                                             December 31,      December 31,      December 31,       December 31,
                                           ----------------  ----------------  ----------------  ------------------
                                             2003     2002     2003     2002     2003     2002      2003      2002
                                           --------  ------  -------  -------  -------  -------  ---------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense).......... $    957     503   17,979    9,764   13,919    9,390     26,021   17,113
 Net realized gain (loss) on investments..      284     110    4,710   (3,060)   3,137    2,442     13,141    1,520
 Unrealized appreciation (depreciation)
   on investments.........................     (897)    770   28,356   (6,663) (12,375)   9,838     (5,954)  18,508
 Capital gain distributions...............       --     120       --       --   10,866   20,582     12,326    9,747
                                           --------  ------  -------  -------  -------  -------  ---------  -------
    Increase (decrease) in net assets
     from operations......................      344   1,503   51,045       41   15,547   42,252     45,534   46,888
                                           --------  ------  -------  -------  -------  -------  ---------  -------
From capital transactions:
 Net premiums.............................   32,778  23,415  127,874  150,326  284,992  338,029    615,939  533,749
 Loan interest............................       (9)    (13)     (85)      (6)    (293)    (263)      (357)     (53)
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --      --       --       --      (55)      --        (54)      --
   Surrenders.............................   (2,204)   (258) (13,941)  (1,027) (34,560)    (763)   (23,664)    (955)
   Loans..................................      (82)   (564)    (141)     755   (1,962) (10,006)      (521)    (924)
   Cost of insurance and administrative
    expenses (note 4a)....................  (11,395) (5,524) (44,146) (23,219) (91,222) (46,014)  (137,757) (59,334)
   Transfers (to) from the Guarantee
    Account...............................    2,052     (60) 106,326   (3,234)  41,891    3,475    381,134       76
   Transfers (to) from other subaccounts..       --   6,215  (24,303)  15,654      839   64,489    (85,707) 183,688
                                           --------  ------  -------  -------  -------  -------  ---------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...   21,140  23,211  151,584  139,249  199,630  348,947    749,013  656,247
                                           --------  ------  -------  -------  -------  -------  ---------  -------
Increase (decrease) in net assets.........   21,484  24,714  202,629  139,290  215,177  391,199    794,547  703,135
Net assets at beginning of year...........   32,707   7,993  187,116   47,826  489,829   98,630    816,928  113,793
                                           --------  ------  -------  -------  -------  -------  ---------  -------
Net assets at end of year................. $ 54,191  32,707  389,745  187,116  705,006  489,829  1,611,475  816,928
                                           ========  ======  =======  =======  =======  =======  =========  =======
Changes in units (note 5):
 Units purchased..........................    2,943   2,622   20,904   17,132   24,239   32,989     80,330   64,985
 Units redeemed...........................   (1,157)   (568)  (7,374)  (2,824)  (9,474)  (4,635)   (19,985)  (5,549)
                                           --------  ------  -------  -------  -------  -------  ---------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................    1,786   2,054   13,530   14,308   14,765   28,354     60,345   59,436
                                           ========  ======  =======  =======  =======  =======  =========  =======

                                              The Prudential Series          Rydex
                                                    Fund, Inc.           Variable Trust
                                           ---------------------------  ---------------

                                           Jennison 20/20
                                               Focus        Jennison
                                            Portfolio --  Portfolio  --
                                              Class II       Class II       OTC Fund
                                           -------------- ------------- ---------------
                                                   Period from             Year ended
                                                    May 1, to             December 31,
                                                   December 31,         ---------------
                                                       2003              2003     2002
                                           ---------------------------  ------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       --             --        (361)    (215)
 Net realized gain (loss) on investments..        3              3        (936)  (4,078)
 Unrealized appreciation (depreciation)
   on investments.........................       (3)            21      20,812  (11,031)
 Capital gain distributions...............       --             --          --       --
                                                 --            ---      ------  -------
    Increase (decrease) in net assets
     from operations......................       --             24      19,515  (15,324)
                                                 --            ---      ------  -------
From capital transactions:
 Net premiums.............................       19            630      26,214   37,971
 Loan interest............................       --             --         (19)       2
 Transfers (to) from the general
   account of GE Life & Annuity:
   Death benefits.........................       --             --          --       --
   Surrenders.............................       --             --        (847)      --
   Loans..................................       --             --        (509)     755
   Cost of insurance and administrative
    expenses (note 4a)....................       (9)            (6)     (9,348)  (7,749)
   Transfers (to) from the Guarantee
    Account...............................        1             --      (1,279)     194
   Transfers (to) from other subaccounts..       --             --          --      301
                                                 --            ---      ------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...       11            624      14,212   31,474
                                                 --            ---      ------  -------
Increase (decrease) in net assets.........       11            648      33,727   16,150
Net assets at beginning of year...........       --             --      37,117   20,967
                                                 --            ---      ------  -------
Net assets at end of year.................       11            648      70,844   37,117
                                                 ==            ===      ======  =======
Changes in units (note 5):
 Units purchased..........................        2             54       7,118   11,945
 Units redeemed...........................       (1)            (1)     (3,259)  (2,360)
                                                 --            ---      ------  -------
 Net increase (decrease) in units from
   capital transactions with policy
   owners during the years or lesser
   periods ended December 31, 2003 and
   2002...................................        1             53       3,859    9,585
                                                 ==            ===      ======  =======

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                          Salomon Brothers Variable Series Fund Inc
                                           -----------------------------------------------------------------------
                                                                                Salomon Brothers   Salomon Brothers
                                           Salomon Brothers  Salomon Brothers   Variable Strategic  Variable Total
                                           Variable All Cap Variable Investors        Bond              Return
                                           Fund -- Class II   Fund -- Class I    Fund -- Class I    Fund -- Class I
                                           ---------------- ------------------  ----------------   ----------------
                                             Period from        Year ended         Year ended         Year ended
                                              May 1, to        December 31,       December 31,       December 31,
                                             December 31,   ------------------  ----------------   ----------------
                                                 2003         2003      2002      2003      2002     2003     2002
                                           ---------------- --------  --------  -------   -------  -------  -------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........      $   (3)        4,518     2,643   31,422    20,121    1,901    1,320
 Net realized gain (loss) on investments..         242       (26,367)  (85,064)  20,851     2,816    3,490   (6,565)
 Unrealized appreciation (depreciation)
  on investments..........................          34       200,655  (121,129)   2,799    10,293   16,637   (5,710)
 Capital gain distributions...............          --            --        --   14,991        --    2,344       --
                                                ------      --------  --------  -------   -------  -------  -------
    Increase (decrease) in net assets
     from operations......................         273       178,806  (203,550)  70,063    33,230   24,372  (10,955)
                                                ------      --------  --------  -------   -------  -------  -------
From capital transactions:
 Net premiums.............................       3,427        33,339    40,687   73,216    67,882   17,407   24,762
 Loan interest............................          --            31      (229)    (194)       --       11      (32)
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................          --            --        --       --   (15,939)      --       --
  Surrenders..............................          --      (140,431)  (10,810) (27,184)   (8,061) (18,444)    (680)
  Loans...................................          --            --      (957)  (2,567)     (985)     (59)  (2,483)
  Cost of insurance and administrative
    expenses (note 4a)....................        (683)      (54,730)  (53,102) (70,630)  (41,750) (17,945) (15,248)
  Transfers (to) from the Guarantee
    Account...............................         464       157,104        47  142,723       247   54,524      159
  Transfers (to) from other subaccounts...          --            --     2,709       --   162,844       --   85,281
                                                ------      --------  --------  -------   -------  -------  -------
    Increase (decrease) in net assets
     from capital transactions (note 5)...       3,208        (4,687)  (21,655) 115,364   164,238   35,494   91,759
                                                ------      --------  --------  -------   -------  -------  -------
Increase (decrease) in net assets.........       3,481       174,119  (225,205) 185,427   197,468   59,866   80,804
Net assets at beginning of year...........          --       556,837   782,042  497,347   299,879  142,548   61,744
                                                ------      --------  --------  -------   -------  -------  -------
Net assets at end of year.................      $3,481       730,956   556,837  682,774   497,347  202,414  142,548
                                                ======      ========  ========  =======   =======  =======  =======
Changes in units (note 5):
 Units purchased..........................         324         1,626     7,309   16,427    19,518    6,484    9,830
 Units redeemed...........................         (57)       (1,666)  (10,951)  (7,651)   (5,639)  (3,285)  (1,645)
                                                ------      --------  --------  -------   -------  -------  -------
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................         267           (40)   (3,642)   8,776    13,879    3,199    8,185
                                                ======      ========  ========  =======   =======  =======  =======

                                                    Van Kampen Life Investment Trust
                                           --------------------------------------------------

                                                   Comstock               Emerging Growth
                                                 Portfolio --              Portfolio --
                                                Class II Shares           Class II Shares
                                           ------------------------  ------------------------
                                                        Period from               Period from
                                            Year ended   May 1, to    Year ended   May 1, to
                                           December 31, December 31, December 31, December 31,
                                               2003         2002         2003         2002
                                           ------------ ------------ ------------ ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense)..........       (92)         (6)          (61)         --
 Net realized gain (loss) on investments..       709         316           121          (3)
 Unrealized appreciation (depreciation)
  on investments..........................    14,251         (12)        3,004         (12)
 Capital gain distributions...............        --          --            --          --
                                             -------       -----        ------        ----
    Increase (decrease) in net assets
     from operations......................    14,868         298         3,064         (15)
                                             -------       -----        ------        ----
From capital transactions:
 Net premiums.............................    92,620       4,145        15,288         373
 Loan interest............................        --          --            --          --
 Transfers (to) from the general
  account of GE Life & Annuity:
  Death benefits..........................        --          --            --          --
  Surrenders..............................        --          --            --          --
  Loans...................................        --          --            --          --
  Cost of insurance and administrative
    expenses (note 4a)....................    (9,488)       (561)       (2,784)       (113)
  Transfers (to) from the Guarantee
    Account...............................    41,988           9        14,729          (1)
  Transfers (to) from other subaccounts...         2         116        22,541          --
                                             -------       -----        ------        ----
    Increase (decrease) in net assets
     from capital transactions (note 5)...   125,122       3,709        49,774         259
                                             -------       -----        ------        ----
Increase (decrease) in net assets.........   139,990       4,007        52,838         244
Net assets at beginning of year...........     4,007          --           244          --
                                             -------       -----        ------        ----
Net assets at end of year.................   143,997       4,007        53,082         244
                                             =======       =====        ======        ====
Changes in units (note 5):
 Units purchased..........................    14,179         568         6,018          48
 Units redeemed...........................      (999)        (75)         (319)        (15)
                                             -------       -----        ------        ----
 Net increase (decrease) in units from
  capital transactions with policy
  owners during the years or lesser
  periods ended December 31, 2003 and
  2002....................................    13,180         493         5,699          33
                                             =======       =====        ======        ====

                See accompanying notes to financial statements.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                         Notes to Financial Statements

                               December 31, 2003

(1)Description of Entity

   GE Life & Annuity Separate Account II (the Account) is a separate investment account established in 1986 by GE Life and Annuity Assurance Company (GE Life & Annuity) under the laws of the Commonwealth of Virginia. The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used to fund certain benefits for flexible premium variable universal life insurance policies and flexible premium single life and joint and last survivor variable life insurance policies issued by GE Life & Annuity.

   GE Life & Annuity is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 to The Life Insurance Company of Virginia. General Electric Capital Corporation (GE Capital) acquired GE Life & Annuity from Aon Corporation on April 1, 1996. GE Capital subsequently contributed GE Life & Annuity to its wholly owned subsidiary, GE Financial Assurance Holdings, Inc. (GE Financial Assurance) and ultimately the majority of the outstanding common stock to General Electric Capital Assurance Company (GECA). As part of an internal reorganization of GE Financial Assurance's insurance subsidiaries, The Harvest Life Insurance Company (Harvest) merged into the GE Life and Annuity on January 1, 1999. At this time The Life Insurance Company of Virginia was renamed GE Life and Annuity Assurance Company. Harvest's former parent, Federal Home Life Insurance Company (Federal), received common stock of the GE Life & Annuity in exchange for its interest in Harvest.

   GE Life & Annuity is a wholly owned indirect subsidiary of GE Financial Assurance. The stock is owned directly by GECA, which owns approximately 85% of GE Life & Annuity's outstanding common stock, Federal, which owns approximately 12% of GE Life & Annuity's outstanding common stock and GE Financial Assurance, which directly owns the remaining 3% of outstanding common stock. All outstanding non-voting preferred stock is owned by Brookfield Life Assurance Company Limited (Brookfield). Brookfield is partially owned directly by GE Financial Assurance and owned indirectly by GE Capital. GE Financial Assurance is a wholly owned subsidiary of GE Insurance, Inc. (GEI). GEI is a wholly owned subsidiary of GE Capital, which in turn is wholly owned, directly or indirectly, by General Electric Company.

   On November 18, 2003, GE announced its intention to pursue an initial public offering (IPO) of a new company named Genworth Financial, Inc. (Genworth Financial). In connection with the IPO, GE will transfer, among other things, substantially all of the life insurance businesses currently operating within GE Financial Assurance Holdings, Inc., including GE Life & Annuity, to Genworth Financial. GE expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

   GE Life & Annuity principally offers annuity contracts, institutional stable value products and life insurance. GE Life & Annuity does business in the District of Columbia and all states except New York. GE Life & Annuity's principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


   Effective May 1, 2003, the following portfolios were added to the Account:

AIM Variable Insurance Funds                            Nations Separate Account Trust
   AIM V.I. Basic Value Fund -- Series II Shares           Nations Marsico Growth Portfolio
AllianceBernstein Variable Products Series Fund, Inc.      Nations Marsico International Opportunities Portfolio
   Technology Portfolio -- Class B                      Oppenheimer Variable Account Funds
Eaton Vance Variable Trust                                 Oppenheimer Aggressive Growth Fund/VA --
   VT Floating-Rate Income Fund                              Service Shares
   VT Worldwide Health Sciences Fund                       Oppenheimer Capital Appreciation Fund/VA --
Federated Insurance Series                                    Service Shares
   Federated Kaufmann Fund II -- Service Shares            Oppenheimer Main Street Small Cap Fund/VA --
Fidelity Variable Insurance Products Fund III (VIP III)       Service Shares
   VIP III Dynamic Capital Appreciation Portfolio  --   Salomon Brothers Variable Series Fund Inc
      Service Class 2                                         Salomon Brothers Variable All Cap Fund -- Class II
Greenwich Street Series Fund                            The Prudential Series Fund, Inc.
   Salomon Brothers Variable Emerging Growth Fund  --      Jennison 20/20 Focus Portfolio -- Class II
      Class II                                             Jennison Portfolio -- Class II

   All designated portfolios described above are series type mutual funds.

   On November 14, 2003, Dreyfus Investment Portfolios-Emerging Markets Portfolio Initial Shares and Federated International Small Company Fund II were liquidated pursuant to a decision made by the portfolios' Board of Trustees.

   During 2003, Federated Insurance Series changed the name of its Federated Utility Fund II to Federated Capital Income Fund II; Janus Aspen Series changed the name of its Aggressive Growth Portfolio to Mid Cap Growth Portfolio -- Institutional Shares and its Aggressive Growth Portfolio -- Service Shares to Mid Cap Growth Portfolio -- Service Shares; Oppenheimer Variable Account Funds changed the name of its Oppenheimer Main Street Growth & Income Fund/VA -- Service Shares to Oppenheimer Main Street Fund/VA -- Service Shares; and Salomon Brothers Variable Series Fund Inc. changed the name of its Investors Fund to Salomon Brothers Variable Investors Fund -- Class I, its Strategic Bond Fund to Salomon Brothers Variable Strategic Bond fund -- Class I, and its Total Return Fund to Salomon Brothers Variable Total Return Fund -- Class I.

   During 2002, AIM Variable Insurance Funds changed the name of its AIM V. I. Value Fund -- Series I Shares to AIM V. I. Premier Equity Fund -- Series I Shares. In addition, PIMCO Variable Insurance Trust changed the name of its High Yield Bond Portfolio to High Yield Portfolio -- Administrative Class Shares, its Long-Term U. S. Government Bond Portfolio -- Administrative Class Shares to Long-Term U. S. Government Portfolio -- Administrative Class Shares, and its Total Return Bond Portfolio -- Administrative Class Shares to Total Return Portfolio -- Administrative Class Shares.

(2)Summary of Significant Accounting Policies

  (a) Investments

   Investments are stated at fair market value, which are based on the net asset value per share of the respective underlying portfolios. Purchases and redemptions of investments are recorded on the day the request for purchase or redemption is received (Valuation Day) and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

  (b) Unit Class

   There are three unit classes included in the Account. Type I units are sold under policy forms P1096 and P1251. Type II units are sold under policy forms P1250 and P1250CR. Type III units are sold under policy forms P1258 and P1259. An

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

indefinite number of units in each class is authorized. Each unit type has its own expense structure. Policy form numbers P1096, P1250CR, and P1250 are no longer available for sale although additional premium may still be accepted under the terms of the policy.

  (c) Federal Income Taxes

   The operations of the Account are a part of, and taxed with, the operations of GE Life & Annuity. Therefore, the Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under existing federal income tax laws, investment income and capital gains of the Account are not taxed. Accordingly, the Account paid no federal income taxes and no federal income tax payment was required. GE Life & Annuity is taxed as a life insurance company under the Code.

  (d) Use of Estimates

   Financial statements prepared in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

  (e) Reclassifications

   Certain prior year amounts in the accompanying financial statements have been reclassified to conform to the current year's presentation. There is no impact on net assets from these reclassifications.

(3)Purchase and Sales of Investments

   The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2003 were:

                                                                            Cost of   Proceeds
                                                                             Shares     from
Fund/Portfolio                                                              Acquired Shares Sold
--------------                                                              -------- -----------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares............................. $ 50,285 $    2,467
 AIM V.I. Capital Appreciation Fund -- Series I Shares.....................  104,255     47,662
 AIM V.I. Growth Fund -- Series I Shares...................................   72,920     47,254
 AIM V.I. Premier Equity Fund -- Series I Shares...........................  143,065     97,604
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares.........................  916,286  1,208,908
 Alger American Small Capitalization Portfolio -- Class O Shares...........  673,049    721,381
AllianceBernstein Variable Products Series Fund, Inc:
 Growth and Income Portfolio -- Class B....................................  938,610    360,235
 Premier Growth Portfolio -- Class B.......................................  138,240     83,726
 Quasar Portfolio -- Class B...............................................   37,208     23,603
 Technology Portfolio -- Class B...........................................   10,041        674
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets Portfolio -- Initial Shares   64,552    130,908
 The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares......   31,855     18,619
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund..............................................    4,244        175
 VT Worldwide Health Sciences Fund.........................................   43,336        818
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares......................  599,551    474,605
 Federated Capital Income Fund II..........................................  106,221    101,123

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                    Cost of     Proceeds
                                                                     Shares       from
Fund/Portfolio                                                      Acquired   Shares Sold
--------------                                                     ----------- -----------
 Federated High Income Bond Fund II -- Primary Shares............. $   363,329 $   331,601
 Federated High Income Bond Fund II -- Service Shares.............     384,335     217,911
 Federated International Small Company Fund II....................      21,858      63,301
 Federated Kaufmann Fund II -- Service Shares.....................     106,975       1,847
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class.....................   2,303,428   2,201,044
 VIP Equity-Income Portfolio -- Service Class 2...................     483,177     175,919
 VIP Growth Portfolio -- Initial Class............................   2,051,882   1,947,356
 VIP Growth Portfolio -- Service Class 2..........................     419,539     227,506
 VIP Overseas Portfolio -- Initial Class..........................     550,384     467,942
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset ManagerSM Portfolio -- Initial Class................     919,417   1,996,143
 VIP II Contrafund(R) Portfolio -- Initial Class..................   1,857,937   1,739,502
 VIP II Contrafund(R) Portfolio -- Service Class 2................     709,337     198,932
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio -- Service Class 2       2,056          71
 VIP III Growth & Income Portfolio -- Initial Class...............     789,192     625,561
 VIP III Growth & Income Portfolio -- Service Class 2.............     196,889      78,878
 VIP III Growth Opportunities Portfolio -- Initial Class..........     264,895     259,068
 VIP III Mid Cap Portfolio -- Service Class 2.....................     658,746     177,245
GE Investments Funds, Inc:
 Global Income Fund...............................................     182,612     175,821
 Income Fund......................................................   1,018,425   1,656,211
 International Equity Fund........................................     363,494     285,265
 Mid-Cap Value Equity Fund........................................   1,680,945   1,092,100
 Money Market Fund................................................  12,623,071  13,085,331
 Premier Growth Equity Fund.......................................   1,372,974     762,115
 Real Estate Securities Fund......................................     873,795     593,636
 S&P 500(R) Index Fund............................................   4,507,049   3,851,822
 Small-Cap Value Equity Fund......................................     644,685     302,594
 Total Return Fund................................................     971,273     736,018
 U.S. Equity Fund.................................................     580,559     583,616
 Value Equity Fund................................................     198,787      79,360
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund.............................     308,835     332,736
 Goldman Sachs Mid Cap Value Fund.................................     653,887     681,932
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund -- Class II.......       6,493       3,130
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares.......................   1,166,502   1,817,691
 Balanced Portfolio -- Service Shares.............................     646,059     307,568
 Capital Appreciation Portfolio -- Institutional Shares...........     641,004   1,025,839
 Capital Appreciation Portfolio -- Service Shares.................     156,762      75,434
 Flexible Income Portfolio -- Institutional Shares................     492,627     403,203
 Global Life Sciences Portfolio -- Service Shares.................     104,481      97,429
 Global Technology Portfolio -- Service Shares....................     125,600      58,975
 Growth Portfolio -- Institutional Shares.........................   1,671,669   1,851,514

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                     Cost of    Proceeds
                                                                      Shares      from
Fund/Portfolio                                                       Acquired  Shares Sold
--------------                                                      ---------- -----------
 Growth Portfolio -- Service Shares................................ $   91,388 $   56,602
 International Growth Portfolio -- Institutional Shares............    642,769    648,830
 International Growth Portfolio -- Service Shares..................    206,413     78,176
 Mid Cap Growth Portfolio -- Service Shares........................    139,677     71,824
 Mid Cap Growth Portfolio -- Institutional Shares..................  1,260,461  1,252,891
 Worldwide Growth Portfolio -- Institutional Shares................  1,587,436  2,484,393
 Worldwide Growth Portfolio -- Service Shares......................    144,333     95,344
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class Shares......    115,159     63,129
 MFS(R) Investors Trust Series -- Service Class Shares.............     34,503     18,945
 MFS(R) New Discovery Series -- Service Class Shares...............    542,100     94,060
 MFS(R) Utilities Series -- Service Class Shares...................    169,381     70,757
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio..................................     25,162        536
 Nations Marsico International Opportunities Portfolio.............    209,830    115,326
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA.............................    718,911    894,163
 Oppenheimer Aggressive Growth Fund/VA -- Service Shares...........     38,351      2,970
 Oppenheimer Bond Fund/VA..........................................    733,213    891,978
 Oppenheimer Capital Appreciation Fund/VA..........................  1,233,339  1,475,666
 Oppenheimer Capital Appreciation Fund/VA -- Service Shares........      4,529        629
 Oppenheimer Global Securities Fund/VA -- Service Shares...........    344,488    174,354
 Oppenheimer High Income Fund/VA...................................    850,692    699,026
 Oppenheimer Main Street Fund/VA -- Service Shares.................    271,304    121,890
 Oppenheimer Main Street Small Cap Fund/VA -- Service Shares.......     11,661      1,074
 Oppenheimer Multiple Strategies Fund/VA...........................    404,635    445,476
PBHG Insurance Series Fund, Inc:
 PBHG Growth II Portfolio..........................................    330,862    380,941
 PBHG Large Cap Growth Portfolio...................................    305,677    184,380
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares.............     47,126     25,150
 High Yield Portfolio -- Administrative Class Shares...............    336,640    167,357
 Long-Term U.S. Government Portfolio -- Administrative Class Shares    672,914    449,050
 Total Return Portfolio -- Administrative Class Shares.............  1,389,849    557,590
The Prudential Series Fund, Inc:
 Jennison 20/20 Focus Portfolio -- Class II........................         19          9
 Jennison Portfolio -- Class II....................................        630          6
Rydex Variable Trust:
 OTC Fund..........................................................     33,646     19,786
Salomon Brothers Variable Series Funds Inc:
 Salomon Brothers Variable All Cap Fund -- Class II................      5,551      2,346
 Salomon Brothers Variable Investors Fund -- Class I...............    302,734    301,344
 Salomon Brothers Variable Strategic Bond Fund -- Class I..........    450,323    285,164
 Salomon Brothers Variable Total Return Fund -- Class I............    240,020    200,804
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares.............................    139,514     14,398
 Emerging Growth Portfolio -- Class II Shares......................     52,942      3,227

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


(4)Related Party Transactions

  (a) GE Life & Annuity

   Type I Units (Policy P1096 and P1251)

   Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable universal life insurance policies and flexible premium joint and last survivor variable life insurance policies less deductions. For Policy P1251, deductions from premium depend on the initial specified amount. If the initial specified amount is $500,000 or more, a current deduction of 3.5% premium charge (5% maximum) is assessed from each premium payment before the premium is allocated to the subaccounts. If the initial specified amount is at least $250,000 but less than $500,000, a current deduction of 6.5% premium charge (8% maximum) is assessed. For Policy P1096, a premium charge of 5.0% from each premium payment is assessed before the premium is allocated to the subaccounts.

   Policy A251 assesses a minimum surrender charge of $12.00 per $1000 of Specified Amount and a maximum of $60.00 per $1000 of Specified Amount if the policy is surrendered during the first 16 years of the Policy or 16 years after an increase in Specified Amount. A surrender charge would also apply if the Specified Amount were decreased at a time when surrender would otherwise be assessed. For Policy P1096, a minimum surrender charge of $2.50 per $1000 of Specified Amount and a maximum of $7.50 per $1000 of Specified Amount not to exceed $500 is assessed if the Policy surrendered during Policy years 1 through
9. Policy P1096 also assesses a fee for increases in Specified Amount. This fee will never be lower than $1.50 per $1000 of Specified Amount and never higher than $300.

   A Mortality and Expense Risk charge is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of ..70% of the average daily net assets of the Account. This charge is for the mortality and expense risks that GE Life & Annuity assumes.

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction for Policy P1251 consists of a cost of insurance charge that varies based upon the Insured's gender, issue age, risk class and the year of coverage, a policy charge of $5, an expense charge of up to $.20 per $1,000 of initial Specified Amount, an expense charge for any increase in specified amount of up to $.20 per $1,000 of increase and any charges for additional benefits added by riders to the policy. The monthly deduction for Policy P1096 consists of a cost of insurance charge that varies based upon the Insured's gender, issue age, risk class and the year of coverage, a current monthly administrative charge of $6 ($12 maximum) and any charges for additional benefits added by riders to the policy. If an increase in specified amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (not to exceed $300 per increase).

   Policy P1096 assesses a deferred sales charge during Policy Years 2-10 of 45% of the premiums paid on Specified Amounts (of less than $250,000) during the first policy year. This charge is reduced to 40% of the premiums paid on Specified Amounts of $250,000 or more. The policy also assesses a net loan charge at an annualized rate of 2.0% for non-preferred loans. There are no charges for Policy P1096 for preferred loans after year 11. There are no charges for Policy P1251 for all preferred loans in all years.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among subaccounts after the first transfer made in any calendar month.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


   Type II Units (Policy Form P1250 and P1250CR)

   Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium variable universal life insurance policies less deductions. For Policy P1250, a 3% charge from each premium (5% maximum) is assessed before it is allocated to the subaccounts. For Policy P1250CR, an 8% charge from each premium (10% maximum) is assessed before it is allocated to the subaccounts.

   A Mortality and Expense Risk charge is deducted daily from the assets in the subaccounts attributable to the policies equal to an effective annual rate of ..70% of the average daily net assets of the Account. This charge is for the mortality and expense risks that GE Life & Annuity assumes.

   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge which varies based upon the Insured's gender, issue age, risk class and the year of coverage, a policy charge of $12 in the first policy year ($15 for Policy P1250CR) and $6 per month thereafter ($12 maximum), and any charges for additional benefits added by riders to the policy. If an increase in specified amount becomes effective, there will be a one-time charge (per increase) of $1.50 per $1,000 of increase included in the monthly deduction (not to exceed $300 per increase).

   There will be a surrender charge if the policy is surrendered during the surrender period. The surrender charge is calculated by multiplying the surrender charge factors times the specified amount, divided by $1,000. That amount is then varied by issue age, gender (where applicable) and rating class of each insured and by the number of months since the policy date. The surrender charge remains level for the first five policy years and then decreases uniformly each policy month to zero over the next 10 policy years or until the insured attains age 95, whichever is earlier. For Policy P1250, the surrender charge is guaranteed not to exceed $50.65 per $1,000 of Specified Amount. For Policy P1250CR, the surrender charge is guaranteed not to exceed $51.36 per $1,000 of Specified Amount.

   A partial surrender processing fee of the lesser of $25 or 2% of the amount surrendered is assessed on all partial surrenders.

   A transfer charge of $10 is assessed for each transfer among subaccounts after the first transfer made in any calendar month. Policies issued on policy form P1250 and marketed under the name of GE Protection Plus do not assess a transfer charge but reserve the right to impose a charge of up to $10 after the first transfer made in any calendar month. The policies also assess a net loan charge at an annualized rate of 2.0% for non -preferred loans in all years and there is no charge for preferred loans in policy year 11 and after.

   Type III Units (Policy Form P1258 and P1259)

   Net premiums transferred from GE Life & Annuity to the Account represent gross premiums recorded by GE Life & Annuity on its flexible premium single life and joint and last survivor variable life insurance policies less deductions. A 5% charge from each premium (7.5% maximum) is assessed before it is allocated to the subaccounts. This charge is not assessed against the policy loan portion of a premium received from the rollover of a life insurance policy.

   A mortality and expense risk charge is deducted monthly from a policy's assets. This charge is for the mortality and expense risks that GE Life & Annuity assumes. This charge is equal to an effective annual rate of .40% of the first $50,000 of the policy's unloaned assets in the subaccounts (.40% of the first $100,000 of unloaned assets in the subaccounts for a joint and last survivor policy). During the first 20 policy years, a mortality and expense risk charge at an annual effective rate of .05% of the policy's unloaned assets in the subaccounts over $50,000 ($100,000 for a joint and last survivor policy) is also assessed. Beginning with policy year 21, GE Life & Annuity does not deduct a mortality and expense risk charge for the policy's unloaned assets in the subaccounts over $50,000 ($100,000 for a joint and last survivor policy).

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003


   A monthly deduction is made on the policy date and on each monthly anniversary date from the policy assets. The monthly deduction consists of a cost of insurance charge which varies based upon the Insured's gender, issue age, risk class and the year of coverage, the Mortality and Expense Risk Charge (discussed above), a policy charge of $5 ($10 per month maximum), a maximum monthly expense charge of $.83 per $1,000 of specified amount for the first 10 policy years and any charges for additional benefits added by riders to the policy.

   There will be a surrender charge if the policy is surrendered during the first 10 policy years or 10 years after an increase in Specified Amount. The maximum surrender charge assessed is $37.19 per $1,000 of specified amount. This charge is calculated by multiplying a factor times the lowest specified amount in effect before the surrender, divided by 1,000. The factor depends on the issue age and gender (where applicable) of the insured. For a joint and last survivor policy, the factor depends on the issue age, gender (where applicable) and risk class of both insured's. The surrender charge remains level for the first five policy years and then decreases each policy month to zero over the next five policy years.

   GE Life & Annuity reserves the right to assess a maximum partial surrender fee of the lesser of $25, or 2%, of the amount surrendered is assessed on all partial surrenders. Currently, this partial surrender processing fee is not assessed.

   Certain policy owners (Policy form P1258 and Policy Form 1259) may elect to allocate premium payments to a Guarantee Account that is part of the general account of GE Life & Annuity. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time, after which a new rate may be declared. Policy owners may transfer amounts from the Guarantee Account to the subaccounts of the Account and in certain instances transfer amounts from the subaccounts of the Account to the Guarantee Account.

   A net loan charge of 0.15% is assessed on all loans taken. This charge is assessed until the loan is repaid. The minimum charge is 0.15% of the loaned amount. The maximum charge is 0.40% of the loan amount.

  (b) Receivable From Affiliate

   Receivable from affiliate represents receivable from GE Life & Annuity attributable to decreases in share value between the dates charges and deductions are assessed and the dates corresponding shares are redeemed.

  (c) Accrued Expenses Payable to Affiliate

   Accrued expenses payable to affiliate are mostly attributable to charges and deductions made under the policies for services and benefits accrued and payable to GE Life & Annuity.

  (d) Capital Brokerage Corporation

   Capital Brokerage Corporation (CBC), an affiliate of GE life & Annuity, is a Washington corporation registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. CBC serves as the distributor and principal underwriter for variable life insurance policies issued by GE Life & Annuity. GE Life & Annuity pays commissions and other marketing related expenses to CBC. Certain officers and directors of GE Life & Annuity are also officers and directors of CBC.

  (e) GE Investment Funds, Inc.

   GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company. GE Asset Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .60% for the Global Income Fund,. 50% for the

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

Income Fund, maximum 1.00% for the International Equity Fund, .65% for the Mid-Cap Value Equity Fund, maximum .50% for the Money Market Fund, .65% for the Premier Growth Equity Fund, maximum .85% for the Real Estate Securities Fund, ..35% for the S&P 500(R) Index Fund, .80% for the Small-Cap Value Equity Fund, maximum .50% for the Total Return Fund, .55% for the U.S. Equity Fund, and .65% for the Value Equity Fund. The management fee declines incrementally as the portfolios assets increase for the International Equity Fund, Money Market Fund, the Real Estate Securities Fund, and the Total Return Fund.

(5)Capital Transactions

   All dividends and capital gain distributions of the portfolios are automatically reinvested in shares of the distributing portfolios at their net asset value on the date of distribution. Portfolio dividends or portfolio distributions are not paid to policy owners as additional units, but instead are reflected in unit values.

   The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years ended December 31, 2003 and 2002 is reflected in the Statement of Changes in Net Assets.

(6)Financial Highlights

   A summary by type and by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios, and total return ratios for the years or lesser periods ended December 31, 2003, 2002 and 2001 follows. Financial highlights are only disclosed for subaccounts and unit types that had outstanding units as of December 31.

   Expenses as a percentage of average net assets represent the annualized contract expenses of the separate account, consisting of the mortality and expense risk charges for each period indicated. The expense ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying portfolios are excluded. The expenses as a percentage of average net assets for Type III units are zero because the expenses are deducted monthly by a redemption of units.

   The investment income ratio represents the ordinary dividends received by the Account from the underlying portfolio divided by the average net assets.

   The total return below represents the total return for the year or lesser periods indicated and include deductions only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a Prospectus or Marketing Material for a product supported by the Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return on the following pages.

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type I:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                ------- ---------- ------ ------------- ---------- ------
The Alger American Fund:
 Alger American Growth Portfolio
   2003...............................................  70,632   $17.52   $1,237     0.70%        0.00%    34.22%
   2002...............................................  88,027    13.05    1,149     0.70%        0.04%   (33.46)%
   2001...............................................  97,453    19.62    1,912     0.70%        0.22%   (12.44)%
 Alger American Small Capitalization Portfolio
   2003...............................................  88,815     9.20      817     0.70%        0.00%    41.35%
   2002...............................................  98,354     6.51      640     0.70%        0.00%   (26.74)%
   2001...............................................  96,584     8.88      858     0.70%        0.05%   (30.01)%
AllianceBernstein Variable Products Series Fund, Inc.:
 Growth and Income Portfolio -- Class B
   2003...............................................   4,918    12.36       61     0.70%        0.79%    23.62%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2003...............................................  26,786    17.53      470     0.70%        1.51%    26.80%
   2002...............................................  17,448    13.82      241     0.70%        1.22%   (20.77)%
   2001...............................................  20,425    17.45      356     0.70%        1.33%    (4.89)%
 Federated Capital Income Fund II
   2003...............................................  11,831    13.70      162     0.70%        6.52%    19.83%
   2002...............................................   9,949    11.43      114     0.70%        5.77%   (24.48)%
   2001...............................................  13,254    15.14      201     0.70%        3.23%   (14.33)%
 Federated High Income Bond Fund II -- Primary
   Shares
   2003...............................................  17,323    17.64      306     0.70%        7.08%    21.36%
   2002...............................................  17,068    14.53      248     0.70%        9.78%     0.68%
   2001...............................................  15,482    14.44      224     0.70%        9.84%     0.67%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003............................................... 117,925    51.06    6,022     0.70%        1.78%    29.42%
   2002............................................... 126,781    39.46    5,003     0.70%        1.75%   (17.53)%
   2001............................................... 134,736    47.84    6,446     0.70%        1.68%    (5.62)%
 VIP Growth Portfolio -- Initial Class
   2003...............................................  94,294    53.72    5,066     0.70%        0.26%    31.92%
   2002...............................................  99,324    40.72    4,044     0.70%        0.26%   (30.60)%
   2001............................................... 108,530    58.68    6,369     0.70%        0.08%   (18.23)%
 VIP Overseas Portfolio -- Initial Class
   2003...............................................  61,054    27.02    1,650     0.70%        0.82%    42.37%
   2002...............................................  61,001    18.98    1,158     0.70%        0.81%   (20.84)%
   2001...............................................  65,937    23.97    1,581     0.70%        5.30%   (21.72)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class
   2003...............................................  83,772    30.96    2,594     0.70%        3.70%    17.15%
   2002............................................... 125,324    26.43    3,312     0.70%        3.96%    (9.37)%
   2001............................................... 131,477    29.16    3,834     0.70%        4.24%    (4.77)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                    Net Assets     Expenses as a Investment
                                                                 ----------------- % of Average    Income    Total
Type I:                                                   Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                  ------- ---------- ------ ------------- ---------- ------
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003................................................. 114,659   $30.67   $3,516     0.70%        0.45%    27.57%
   2002................................................. 112,644    24.04    2,708     0.70%        0.81%    (9.98)%
   2001................................................. 111,945    26.71    2,990     0.70%        0.80%   (12.86)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Initial Class
   2003.................................................  32,628    15.29      499     0.70%        1.19%    22.91%
   2002.................................................  28,213    12.44      351     0.70%        1.22%   (17.20)%
   2001.................................................  22,841    15.03      343     0.70%        1.23%    (9.39)%
 VIP III Growth Opportunities Portfolio -- Initial Class
   2003.................................................  11,634    11.07      129     0.70%        0.72%    28.96%
   2002.................................................  13,585     8.58      117     0.70%        1.09%   (22.39)%
   2001.................................................  12,762    11.06      141     0.70%        0.36%   (15.02)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................   2,380    14.00       33     0.70%        0.18%    40.01%
GE Investments Funds, Inc.:
 Global Income Fund
   2003.................................................   8,110    13.16      107     0.70%        3.49%    10.91%
   2002.................................................   9,845    11.86      117     0.70%        0.77%    15.82%
   2001.................................................   4,666    10.24       48     0.70%        0.00%    (2.37)%
 Income Fund
   2003.................................................  44,806    13.84      620     0.70%        3.39%     2.87%
   2002.................................................  42,923    13.45      577     0.70%        5.18%     9.12%
   2001.................................................  33,971    12.33      419     0.70%        5.09%     6.67%
 International Equity Fund
   2003.................................................  17,570    13.51      237     0.70%        1.09%    36.94%
   2002.................................................  14,584     9.87      144     0.70%        1.22%   (24.36)%
   2001.................................................   8,794    13.04      115     0.70%        1.06%   (21.42)%
 Mid-Cap Value Equity Fund
   2003.................................................  39,861    19.71      786     0.70%        1.58%    32.01%
   2002.................................................  26,207    14.93      391     0.70%        0.92%   (14.37)%
   2001.................................................  16,101    17.44      281     0.70%        0.91%    (0.38)%
 Money Market Fund
   2003................................................. 202,661    19.48    3,949     0.70%        0.80%     0.07%
   2002................................................. 178,387    19.47    3,473     0.70%        1.46%     0.76%
   2001................................................. 131,894    19.32    2,548     0.70%        3.86%     3.24%
 Premier Growth Equity Fund
   2003.................................................  33,685    10.06      339     0.70%        0.22%    28.01%
   2002.................................................  24,730     7.86      194     0.70%        0.05%   (21.57)%
   2001.................................................  16,957    10.02      170     0.70%        0.12%    (9.78)%
 Real Estate Securities Fund
   2003.................................................  26,702    29.56      789     0.70%        3.71%    36.42%
   2002.................................................  24,064    21.67      521     0.70%        4.91%    (2.04)%
   2001.................................................  19,511    22.12      432     0.70%        4.16%    11.05%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type I:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 S&P 500(R) Index Fund
   2003................................................  89,863   $48.49   $4,358     0.70%        1.38%    27.38%
   2002................................................  85,927    38.07    3,271     0.70%        1.32%   (22.91)%
   2001................................................  88,043    49.38    4,348     0.70%        1.09%   (12.88)%
 Small-Cap Value Equity Fund
   2003................................................   1,173    12.89       15     0.70%        0.08%    28.93%
 Total Return Fund
   2003................................................  32,449    43.21    1,402     0.70%        1.30%    19.47%
   2002................................................  31,607    36.17    1,143     0.70%        2.39%    (9.95)%
   2001................................................  29,464    40.16    1,183     0.70%        1.12%    (3.57)%
 U.S. Equity Fund
   2003................................................  13,281    11.20      149     0.70%        0.89%    22.41%
   2002................................................  10,610     9.15       97     0.70%        0.89%   (19.83)%
   2001................................................   6,600    11.41       75     0.70%        0.75%    (9.12)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003................................................   6,641     8.62       57     0.70%        1.31%    23.49%
   2002................................................   6,403     6.98       45     0.70%        2.06%   (11.96)%
   2001................................................     837     7.93        7     0.70%        0.49%    (9.98)%
 Goldman Sachs Mid Cap Value Fund
   2003................................................  41,257    14.77      609     0.70%        0.92%    27.49%
   2002................................................  36,991    11.59      429     0.70%        0.99%    (5.36)%
   2001................................................  29,382    12.24      360     0.70%        1.29%    11.26%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003................................................  86,999    24.14    2,100     0.70%        2.15%    13.25%
   2002................................................  85,649    21.32    1,826     0.70%        2.47%    (7.10)%
   2001................................................  82,439    22.95    1,892     0.70%        1.42%    (5.34)%
 Capital Appreciation Portfolio -- Institutional Shares
   2003................................................  20,483    20.74      425     0.70%        0.47%    19.69%
   2002................................................  21,974    17.32      381     0.70%        0.57%   (16.26)%
   2001................................................  22,414    20.69      464     0.70%        0.44%   (22.22)%
 Flexible Income Portfolio -- Institutional Shares
   2003................................................  18,703    18.08      338     0.70%        4.85%     5.65%
   2002................................................  17,057    17.12      292     0.70%        4.94%     9.70%
   2001................................................   9,034    15.60      141     0.70%        3.23%     6.98%
 Global Life Sciences Portfolio -- Service Shares
   2003................................................   2,748     8.32       23     0.70%        0.00%    25.31%
   2002................................................   6,041     6.64       40     0.70%        0.00%   (30.04)%
   2001................................................   6,051     9.49       57     0.70%        0.00%   (17.34)%
 Global Technology Portfolio -- Service Shares
   2003................................................  15,204     3.63       55     0.70%        0.00%    45.45%
   2002................................................  11,168     2.50       28     0.70%        0.00%   (41.35)%
   2001................................................   9,570     4.26       41     0.70%        0.00%   (37.76)%
 Growth Portfolio -- Institutional Shares
   2003................................................ 117,163    21.14    2,476     0.70%        0.09%    30.81%
   2002................................................ 128,068    16.16    2,070     0.70%        0.00%   (27.02)%
   2001................................................ 136,463    22.14    3,021     0.70%        0.02%   (25.26)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type I:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                 ------- ---------- ------ ------------- ---------- ------
 International Growth Portfolio -- Institutional Shares
   2003................................................  43,369   $18.31   $  794     0.70%        1.25%    33.97%
   2002................................................  43,699    13.66      597     0.70%        0.86%   (26.11)%
   2001................................................  50,194    18.49      928     0.70%        0.40%   (23.78)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003................................................ 107,769    20.22    2,179     0.70%        0.00%    34.16%
   2002................................................ 110,040    15.07    1,658     0.70%        0.00%   (28.44)%
   2001................................................ 114,341    21.06    2,408     0.70%        0.00%   (39.88)%
 Worldwide Growth Portfolio -- Institutional Shares
   2003................................................ 150,208    23.47    3,525     0.70%        1.10%    23.12%
   2002................................................ 162,939    19.06    3,106     0.70%        0.89%   (26.02)%
   2001................................................ 186,134    25.76    4,795     0.70%        0.25%   (22.98)%
MFS(R) Variable Insurance Trust:
 MFS(R) New Discovery Series -- Service Class Shares
   2003................................................   1,277    12.80       16     0.70%        0.00%    28.00%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003................................................  57,336    44.54    2,554     0.70%        0.00%    24.71%
   2002................................................  62,159    35.72    2,220     0.70%        0.68%   (28.30)%
   2001................................................  75,849    49.81    3,778     0.70%        0.95%   (31.75)%
 Oppenheimer Bond Fund/VA
   2003................................................  20,122    30.12      606     0.70%        5.89%     6.03%
   2002................................................  23,819    28.41      677     0.70%        7.07%     8.32%
   2001................................................  21,130    26.23      554     0.70%        6.48%     7.03%
 Oppenheimer Capital Appreciation Fund/VA
   2003................................................  48,987    59.30    2,905     0.70%        0.39%    30.03%
   2002................................................  53,318    45.61    2,432     0.70%        0.62%   (27.37)%
   2001................................................  60,645    62.80    3,809     0.70%        0.62%   (13.19)%
 Oppenheimer High Income Fund/VA
   2003................................................  47,580    40.93    1,947     0.70%        7.05%    23.09%
   2002................................................  47,784    33.25    1,589     0.70%       10.58%    (3.08)%
   2001................................................  51,746    34.30    1,775     0.70%       10.12%     1.25%
 Oppenheimer Multiple Strategies Fund/VA
   2003................................................  22,613    41.13      930     0.70%        2.89%    24.08%
   2002................................................  24,204    33.15      802     0.70%        3.62%   (11.03)%
   2001................................................  25,511    37.25      950     0.70%        3.71%     1.50%
PBHG Insurance Series Fund, Inc.:
 PBHG Growth II Portfolio
   2003................................................  22,515     9.54      215     0.70%        0.00%    24.82%
   2002................................................  29,713     7.64      227     0.70%        0.00%   (30.92)%
   2001................................................  21,511    11.07      238     0.70%        0.00%   (40.89)%
 PBHG Large Cap Portfolio
   2003................................................  19,361    15.95      309     0.70%        0.00%    30.27%
   2002................................................  17,789    12.24      218     0.70%        0.00%   (29.81)%
   2001................................................  18,707    17.44      326     0.70%        0.00%   (28.79)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                     Net Assets     Expenses as a Investment
                                                                  ----------------- % of Average    Income    Total
Type I:                                                    Units  Unit Value  000s   Net Assets     Ratio     Return
-------                                                   ------- ---------- ------ ------------- ---------- ------
PIMCO Variable Insurance Trust:
 Total Return Portfolio -- Administrative Class Shares
   2003..................................................   2,997   $10.15   $   30     0.70%        2.85%     1.49%
Salomon Brothers Variable Series Funds Inc:
 Salomon Brothers Variable Investors Fund--Class I
   2003..................................................  21,575    14.74      318     0.70%        1.41%    31.41%
   2002..................................................  26,040    11.22      292     0.70%        1.09%   (23.59)%
   2001..................................................  21,398    14.68      314     0.70%        0.87%    (4.82)%
 Salomon Brothers Variable Strategic Bond Fund -- Class I
   2003..................................................  17,306    14.05      243     0.70%        5.98%    12.44%
   2002..................................................   9,971    12.49      125     0.70%        5.64%     8.08%
   2001..................................................   3,651    11.56       42     0.70%        6.13%     6.17%
 Salomon Brothers Variable Total Return Fund--Class I
   2003..................................................   7,201    12.01       87     0.70%        1.85%    15.10%
   2002..................................................   7,649    10.44       80     0.70%        1.74%    (7.52)%
   2001..................................................   2,210    11.29       25     0.70%        3.64%    (1.50)%

Type II
-------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003..................................................   4,019    12.97       52     0.70%        0.00%    29.73%
 AIM V.I. Capital Appreciation Fund -- Series I Shares
   2003..................................................  37,073     5.72      212     0.70%        0.00%    28.61%
   2002..................................................  27,851     4.45      124     0.70%        0.00%   (24.89)%
   2001..................................................  16,503     5.92       98     0.70%        0.00%   (23.82)%
 AIM V.I. Growth Fund -- Series I Shares
   2003..................................................  40,947     4.55      186     0.70%        0.00%    30.32%
   2002..................................................  35,571     3.49      124     0.70%        0.00%   (31.46)%
   2001..................................................  16,297     5.10       83     0.70%        0.37%   (34.35)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003..................................................  46,144     6.81      314     0.70%        0.34%    24.20%
   2002..................................................  41,113     5.48      225     0.70%        0.46%   (30.75)%
   2001..................................................  19,328     7.91      153     0.70%        0.23%   (13.18)%
The Alger American Fund:
 Alger American Growth Portfolio -- Class O Shares
   2003.................................................. 110,002    17.52    1,927     0.70%        0.00%    34.22%
   2002.................................................. 109,921    13.05    1,434     0.70%        0.04%   (33.46)%
   2001.................................................. 129,030    19.62    2,532     0.70%        0.22%   (12.44)%
 Alger American Small Capitalization Portfolio -- Class
   O Shares
   2003..................................................  88,375     9.20      813     0.70%        0.00%    41.35%
   2002..................................................  84,392     6.51      549     0.70%        0.00%   (26.74)%
   2001..................................................  69,049     8.88      613     0.70%        0.05%   (30.01)%
AllianceBernstein Variable Products Series Fund, Inc:
 Growth and Income Portfolio -- Class B
   2003.................................................. 136,367    10.29    1,403     0.70%        0.79%    31.26%
   2002..................................................  87,054     7.84      683     0.70%        0.56%   (22.81)%
   2001..................................................  42,611    10.15      433     0.70%        0.43%    (0.55)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                   Net Assets    Expenses as a Investment
                                                                 --------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value 000s  Net Assets     Ratio     Return
--------                                                  ------ ---------- ---- ------------- ---------- ------
 Premier Growth Portfolio -- Class B
   2003.................................................. 34,350   $ 5.93   $204     0.70%        0.00%    22.50%
   2002.................................................. 25,762     4.84    125     0.70%        0.00%   (31.33)%
   2001.................................................. 16,341     7.05    115     0.70%        0.00%   (17.98)%
 Quasar Portfolio -- Class B
   2003.................................................. 10,174     7.22     73     0.70%        0.00%    47.63%
   2002..................................................  7,741     4.89     38     0.70%        0.00%   (32.54)%
   2001..................................................  3,292     7.25     24     0.70%        0.00%   (13.47)%
 Technology Portfolio -- Class B
   2003..................................................    722    13.25     10     0.70%        0.00%    32.50%
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets Portfolio
   -- Initial Shares
   2002..................................................  3,965     8.76     35     0.70%        1.62%    (1.18)%
   2001..................................................    906     8.87      8     0.70%        1.41%     2.59%
 The Dreyfus Socially Responsible Growth Fund, Inc. --
   Initial Shares
   2003..................................................  9,897     5.92     59     0.70%        0.13%    25.12%
   2002..................................................  7,490     4.73     35     0.70%        0.31%   (29.44)%
   2001..................................................  3,973     6.70     27     0.70%        0.11%   (23.12)%
Eaton Vance Variable Trust:
 VT Floating-Rate Income Fund
   2003..................................................    401    10.19      4     0.70%        1.27%     1.90%
 VT Worldwide Health Sciences Fund
   2003..................................................  3,673    11.97     44     0.70%        0.00%    19.67%
Federated Insurance Series:
 Federated American Leaders Fund II -- Primary Shares
   2003.................................................. 23,085    17.53    405     0.70%        1.51%    26.80%
   2002.................................................. 25,242    13.82    349     0.70%        1.22%   (20.77)%
   2001.................................................. 25,767    17.45    450     0.70%        1.33%    (4.89)%
 Federated Capital Income Fund II
   2003.................................................. 11,951    13.70    164     0.70%        6.52%    19.83%
   2002.................................................. 14,863    11.43    170     0.70%        5.77%   (24.48)%
   2001.................................................. 16,543    15.14    250     0.70%        3.23%   (14.33)%
 Federated High Income Bond Fund II -- Primary Shares
   2003.................................................. 23,064    17.64    407     0.70%        7.08%    21.36%
   2002.................................................. 23,982    14.53    348     0.70%        9.78%     0.68%
   2001.................................................. 16,943    14.44    245     0.70%        9.84%     0.67%
 Federated High Income Bond Fund II -- Service Shares
   2003.................................................. 13,385    11.37    152     0.70%        4.65%    20.94%
   2002..................................................  8,558     9.40     80     0.70%        6.71%     0.52%
   2001..................................................  3,727     9.34     35     0.70%        0.00%     0.66%
 Federated Kaufmann Fund II -- Service Shares
   2003..................................................  8,431    13.38    113     0.70%        0.00%    33.81%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                    Net Assets     Expenses as a Investment
                                                                 ----------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                 ------- ---------- ------ ------------- ---------- ------
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Initial Class
   2003.................................................  35,597   $51.06   $1,818     0.70%        1.78%    29.42%
   2002.................................................  25,961    39.46    1,024     0.70%        1.75%   (17.53)%
   2001.................................................  27,433    47.84    1,312     0.70%        1.68%    (5.62)%
 VIP Equity-Income Portfolio -- Service Class 2
   2003.................................................  77,554    10.37      804     0.70%        1.35%    29.12%
   2002.................................................  54,112     8.03      435     0.70%        1.09%   (17.73)%
   2001.................................................  25,792     9.76      252     0.70%        0.03%    (5.89)%
 VIP Growth Portfolio -- Initial Class
   2003.................................................  39,606    53.72    2,128     0.70%        0.26%    31.92%
   2002.................................................  32,419    40.72    1,320     0.70%        0.26%   (30.60)%
   2001.................................................  34,260    58.68    2,010     0.70%        0.08%   (18.23)%
 VIP Growth Portfolio -- Service Class 2
   2003................................................. 140,851     6.50      915     0.70%        0.10%    31.61%
   2002................................................. 112,010     4.94      553     0.70%        0.10%   (30.78)%
   2001.................................................  60,788     7.13      433     0.70%        0.00%   (18.44)%
 VIP Overseas Portfolio -- Initial Class
   2003.................................................  13,119    27.02      354     0.70%        0.82%    42.37%
   2002.................................................   9,210    18.98      175     0.70%        0.81%   (20.84)%
   2001.................................................   7,322    23.97      176     0.70%        5.30%   (21.72)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Asset Manager/SM/ Portfolio -- Initial Class
   2003.................................................  10,314    30.96      319     0.70%        3.70%    17.15%
   2002.................................................   8,611    26.43      228     0.70%        3.96%    (9.37)%
   2001.................................................   8,491    29.16      248     0.70%        4.24%    (4.77)%
 VIP II Contrafund(R) Portfolio -- Initial Class
   2003................................................. 107,026    30.67    3,282     0.70%        0.45%    27.57%
   2002................................................. 105,161    24.04    2,528     0.70%        0.81%    (9.98)%
   2001................................................. 109,907    26.71    2,936     0.70%        0.80%   (12.86)%
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003................................................. 107,149     9.26      992     0.70%        0.22%    27.30%
   2002.................................................  55,714     7.27      405     0.70%        0.51%   (10.24)%
   2001.................................................  23,700     8.10      192     0.70%        0.00%   (13.09)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Dynamic Capital Appreciation Portfolio --
   Service Class 2
   2003.................................................     177    11.90        2     0.70%        0.00%    19.03%
 VIP III Growth & Income Portfolio -- Initial Class
   2003.................................................  77,244    15.29    1,181     0.70%        1.19%    22.91%
   2002.................................................  73,891    12.44      919     0.70%        1.22%   (17.20)%
   2001.................................................  66,877    15.03    1,005     0.70%        1.23%    (9.39)%
 VIP III Growth & Income Portfolio -- Service Class 2
   2003.................................................  31,503     8.69      274     0.70%        0.75%    22.58%
   2002.................................................  21,637     7.09      153     0.70%        1.18%   (17.43)%
   2001.................................................  13,655     8.59      117     0.70%        0.00%    (9.65)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                    Net Assets     Expenses as a Investment
                                                                 ----------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                 ------- ---------- ------ ------------- ---------- ------
 VIP III Growth Opportunities Portfolio -- Initial Class
   2003.................................................  26,615   $11.07   $  295     0.70%        0.72%    28.96%
   2002.................................................  22,930     8.58      197     0.70%        1.09%   (22.39)%
   2001.................................................  24,875    11.06      275     0.70%        0.36%   (15.02)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................  89,513    11.74    1,051     0.70%        0.18%    37.28%
   2002.................................................  46,405     8.55      397     0.70%        0.43%   (10.65)%
   2001.................................................  12,355     9.57      118     0.70%        0.00%    (4.19)%
GE Investments Funds, Inc.:
 Global Income Fund
   2003.................................................  12,787    13.16      168     0.70%        3.49%    10.91%
   2002.................................................  10,966    11.86      130     0.70%        0.77%    15.82%
   2001.................................................   8,893    10.24       91     0.70%        0.00%    (2.37)%
 Income Fund
   2003.................................................  77,398    13.84    1,071     0.70%        3.39%     2.87%
   2002................................................. 133,661    13.45    1,798     0.70%        5.18%     9.12%
   2001.................................................  28,562    12.33      352     0.70%        5.09%     6.67%
 International Equity Fund
   2003.................................................  34,577    13.51      467     0.70%        1.09%    36.94%
   2002.................................................  30,591     9.87      302     0.70%        1.22%   (24.36)%
   2001.................................................  23,877    13.04      311     0.70%        1.06%   (21.42)%
 Mid-Cap Value Equity Fund
   2003.................................................  87,431    19.71    1,723     0.70%        1.58%    32.01%
   2002.................................................  72,247    14.93    1,079     0.70%        0.92%   (14.37)%
   2001.................................................  64,428    17.44    1,124     0.70%        0.91%    (0.38)%
 Money Market Fund
   2003................................................. 383,069    19.48    7,464     0.70%        0.80%     0.07%
   2002................................................. 444,423    19.47    8,653     0.70%        1.46%     0.76%
   2001................................................. 375,930    19.32    7,263     0.70%        3.86%     3.24%
 Premier Growth Equity Fund
   2003................................................. 150,000    10.06    1,509     0.70%        0.22%    28.01%
   2002.................................................  97,973     7.86      770     0.70%        0.05%   (21.57)%
   2001.................................................  77,433    10.02      776     0.70%        0.12%    (9.78)%
 Real Estate Securities Fund
   2003.................................................  32,239    29.56      953     0.70%        3.71%    36.42%
   2002.................................................  31,288    21.67      678     0.70%        4.91%    (2.04)%
   2001.................................................  24,349    22.12      539     0.70%        4.16%    11.05%
 S&P 500(R) Index Fund
   2003................................................. 175,964    48.49    8,533     0.70%        1.38%    27.38%
   2002................................................. 168,621    38.07    6,419     0.70%        1.32%   (22.91)%
   2001................................................. 145,112    49.38    7,166     0.70%        1.09%   (12.88)%
 Small-Cap Value Equity Fund
   2003.................................................  46,706    12.64      590     0.70%        0.08%    23.25%
   2002.................................................  28,077    10.25      288     0.70%        0.35%   (14.46)%
   2001.................................................   8,753    11.99      105     0.70%        0.72%     9.20%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type II:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                ------- ---------- ------ ------------- ---------- ------
 Total Return Fund
   2003................................................  21,189   $43.21   $  916     0.70%        1.30%    19.47%
   2002................................................  16,545    36.17      598     0.70%        2.39%    (9.95)%
   2001................................................  16,248    40.16      653     0.70%        1.12%    (3.57)%
 U.S. Equity Fund
   2003................................................  91,590    11.20    1,026     0.70%        0.89%    22.41%
   2002................................................  98,826     9.15      904     0.70%        0.89%   (19.83)%
   2001................................................ 105,740    11.41    1,206     0.70%        0.75%    (9.12)%
 Value Equity Fund
   2003................................................  21,350     9.10      194     0.70%        1.69%    23.18%
   2002................................................  17,703     7.39      131     0.70%        1.11%   (18.14)%
   2001................................................   8,331     9.03       75     0.70%        1.55%    (9.40)%
Goldman Sachs Variable Insurance Trust:
 Goldman Sachs Growth and Income Fund
   2003................................................  16,805     8.62      145     0.70%        1.31%    23.49%
   2002................................................  20,760     6.98      145     0.70%        2.06%   (11.96)%
   2001................................................  13,984     7.93      111     0.70%        0.49%    (9.98)%
 Goldman Sachs Mid Cap Value Fund
   2003................................................  74,805    14.77    1,105     0.70%        0.92%    27.49%
   2002................................................  84,028    11.59      974     0.70%        0.99%    (5.36)%
   2001................................................  76,066    12.24      931     0.70%        1.29%    11.26%
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth
   Fund -- Class II
   2003................................................     128    12.64        2     0.70%        0.00%    26.38%
Janus Aspen Series:
 Balanced Portfolio -- Institutional Shares
   2003................................................ 118,040    24.14    2,850     0.70%        2.15%    13.25%
   2002................................................ 150,095    21.32    3,200     0.70%        2.47%    (7.10)%
   2001................................................ 150,202    22.95    3,447     0.70%        1.42%    (5.34)%
 Balanced Portfolio -- Service Shares
   2003................................................ 148,936     9.62    1,433     0.70%        1.98%    12.93%
   2002................................................ 117,565     8.52    1,002     0.70%        2.28%    (7.33)%
   2001................................................  61,208     9.19      563     0.70%        1.84%    (5.57)%
 Capital Appreciation Portfolio -- Institutional Shares
   2003................................................  89,818    20.74    1,862     0.70%        0.47%    19.69%
   2002................................................ 118,598    17.32    2,054     0.70%        0.57%   (16.26)%
   2001................................................ 121,421    20.69    2,512     0.70%        0.44%   (22.22)%
 Capital Appreciation Portfolio --  Service Shares
   2003................................................  35,232     6.37      224     0.70%        0.26%    19.39%
   2002................................................  29,735     5.34      159     0.70%        0.32%   (16.52)%
   2001................................................  19,212     6.39      123     0.70%        0.47%   (22.38)%
 Flexible Income Portfolio -- Institutional Shares
   2003................................................  32,132    18.08      581     0.70%        4.85%     5.65%
   2002................................................  30,899    17.12      529     0.70%        4.94%     9.70%
   2001................................................  22,884    15.60      357     0.70%        3.23%     6.98%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                   Net Assets     Expenses as a Investment
                                                                ----------------- % of Average    Income    Total
Type II:                                                 Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                                ------- ---------- ------ ------------- ---------- ------
 Global Life Sciences Portfolio -- Service Shares
   2003................................................  25,559   $ 8.32   $  213     0.70%        0.00%    25.31%
   2002................................................  20,648     6.64      137     0.70%        0.00%   (30.04)%
   2001................................................  14,783     9.49      140     0.70%        0.00%   (17.34)%
 Global Technology Portfolio -- Service Shares
   2003................................................  62,665     3.63      228     0.70%        0.00%    45.45%
   2002................................................  41,442     2.50      104     0.70%        0.00%   (41.35)%
   2001................................................  24,502     4.26      104     0.70%        0.00%   (37.76)%
 Growth Portfolio -- Institutional Shares
   2003................................................ 134,660    21.14    2,846     0.70%        0.09%    30.81%
   2002................................................ 131,849    16.16    2,131     0.70%        0.00%   (27.02)%
   2001................................................ 136,402    22.14    3,020     0.70%        0.02%   (25.26)%
 Growth Portfolio -- Service Shares
   2003................................................  36,456     5.87      214     0.70%        0.00%    30.57%
   2002................................................  30,203     4.49      136     0.70%        0.00%   (27.23)%
   2001................................................  21,087     6.17      130     0.70%        0.00%   (25.43)%
 International Growth Portfolio -- Institutional Shares
   2003................................................  83,681    18.31    1,532     0.70%        1.25%    33.97%
   2002................................................  84,814    13.66    1,159     0.70%        0.86%   (26.11)%
   2001................................................  95,757    18.49    1,771     0.70%        0.40%   (23.78)%
 International Growth Portfolio -- Service Shares
   2003................................................  38,190     6.51      249     0.70%        1.01%    33.59%
   2002................................................  28,173     4.87      137     0.70%        0.72%   (26.28)%
   2001................................................  17,206     6.61      114     0.70%        0.21%   (23.97)%
 Mid Cap Growth Portfolio -- Service Shares
   2003................................................  72,473     3.93      284     0.70%        0.00%    33.82%
   2002................................................  59,086     2.93      173     0.70%        0.00%   (28.62)%
   2001................................................  28,395     4.11      117     0.70%        0.00%   (40.02)%
 Mid Cap Growth Portfolio -- Institutional Shares
   2003................................................ 120,393    20.22    2,435     0.70%        0.00%    34.16%
   2002................................................ 115,952    15.07    1,747     0.70%        0.00%   (28.44)%
   2001................................................ 109,492    21.06    2,306     0.70%        0.00%   (39.88)%
 Worldwide Growth Portfolio -- Institutional Shares
   2003................................................ 105,867    23.47    2,484     0.70%        1.10%    23.12%
   2002................................................ 144,792    19.06    2,760     0.70%        0.89%   (26.02)%
   2001................................................ 144,970    25.76    3,734     0.70%        0.25%   (22.98)%
 Worldwide Growth Portfolio -- Service Shares
   2003................................................  54,662     6.05      331     0.70%        0.86%    22.82%
   2002................................................  48,691     4.93      240     0.70%        0.73%   (26.23)%
   2001................................................  22,940     6.68      153     0.70%        0.12%   (23.16)%
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2003................................................  33,326     5.68      189     0.70%        0.00%    21.75%
   2002................................................  23,388     4.67      109     0.70%        0.00%   (28.22)%
   2001................................................  11,383     6.50       74     0.70%        0.01%   (25.36)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                 Net Assets     Expenses as a Investment
                                                              ----------------- % of Average    Income    Total
Type II:                                               Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------ ---------- ------ ------------- ---------- ------
 MFS(R) Investors Trust Series -- Service Class Shares
   2003............................................... 14,833   $ 7.67   $  114     0.70%        0.46%    20.98%
   2002............................................... 13,017     6.34       83     0.70%        0.40%   (21.71)%
   2001...............................................  8,997     8.09       73     0.70%        0.10%   (16.69)%
 MFS(R) New Discovery Series -- Service Class Shares
   2003............................................... 75,499     7.61      574     0.70%        0.00%    32.50%
   2002............................................... 21,603     5.74      124     0.70%        0.00%   (32.28)%
   2001...............................................  7,898     8.48       67     0.70%        0.00%    (5.92)%
 MFS(R) Utilities Series -- Service Class Shares
   2003............................................... 49,227     7.52      370     0.70%        1.97%    34.62%
   2002............................................... 37,194     5.59      208     0.70%        2.24%   (23.44)%
   2001............................................... 25,912     7.30      189     0.70%        2.16%   (24.98)%
Nations Separate Account Trust:
 Nations Marsico Growth Portfolio
   2003...............................................  2,119    12.42       26     0.70%        0.00%    24.25%
 Nations Marsico International Opportunities Portfolio
   2003...............................................  2,081    13.46       28     0.70%        0.01%    34.58%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA
   2003............................................... 21,210    44.54      945     0.70%        0.00%    24.71%
   2002............................................... 19,975    35.72      714     0.70%        0.68%   (28.30)%
   2001............................................... 19,988    49.81      996     0.70%        0.95%   (31.75)%
 Oppenheimer Aggressive Growth Fund/VA -- Service
   Shares
   2003...............................................  2,599    12.06       31     0.70%        0.00%    20.63%
 Oppenheimer Bond Fund/VA
   2003............................................... 20,380    30.12      614     0.70%        5.89%     6.03%
   2002............................................... 24,687    28.41      701     0.70%        7.07%     8.32%
   2001............................................... 20,879    26.23      548     0.70%        6.48%     7.03%
 Oppenheimer Capital Appreciation Fund/VA
   2003............................................... 28,204    59.30    1,673     0.70%        0.39%    30.03%
   2002............................................... 28,174    45.61    1,285     0.70%        0.62%   (27.37)%
   2001............................................... 28,225    62.80    1,773     0.70%        0.62%   (13.19)%
 Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares
   2003...............................................    333    12.37        4     0.70%        0.00%    23.72%
 Oppenheimer Global Securities Fund/VA -- Service
   Shares
   2003............................................... 56,356     9.18      518     0.70%        0.56%    41.86%
   2002............................................... 38,218     6.47      247     0.70%        0.43%   (22.91)%
   2001............................................... 21,714     8.40      182     0.70%        0.15%   (12.79)%
 Oppenheimer High Income Fund/VA
   2003............................................... 31,380    40.93    1,284     0.70%        7.05%    23.09%
   2002............................................... 32,150    33.25    1,069     0.70%       10.58%    (3.08)%
   2001............................................... 34,909    34.30    1,197     0.70%       10.12%     1.25%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                  Net Assets     Expenses as a Investment
                                                               ----------------- % of Average    Income    Total
Type II:                                                Units  Unit Value  000s   Net Assets     Ratio     Return
--------                                               ------- ---------- ------ ------------- ---------- ------
 Oppenheimer Main Street Fund/VA -- Service Shares
   2003...............................................  67,943   $ 8.09   $  550     0.70%        0.78%    25.55%
   2002...............................................  49,197     6.44      317     0.70%        0.47%   (19.60)%
   2001...............................................  21,746     8.01      174     0.70%        0.04%   (10.91)%
 Oppenheimer Main Street Small Cap Fund/
   VA -- Service Shares
   2003...............................................     730    13.78        1     0.70%        0.00%    37.80%
 Oppenheimer Multiple Strategies Fund/VA
   2003...............................................  12,263    41.13      504     0.70%        2.89%    24.08%
   2002...............................................  12,634    33.15      419     0.70%        3.62%   (11.03)%
   2001...............................................  11,900    37.25      443     0.70%        3.71%   (10.91)%
PBHG Insurance Series Fund, Inc:
 PBHG Growth II Portfolio
   2003...............................................  49,925     9.54      476     0.70%        0.00%    24.82%
   2002...............................................  49,673     7.64      380     0.70%        0.00%   (30.92)%
   2001...............................................  45,469    11.07      503     0.70%        0.00%   (40.89)%
 PBHG Large Cap Growth Portfolio
   2003...............................................  35,568    15.95      567     0.70%        0.00%    30.27%
   2002...............................................  28,295    12.24      346     0.70%        0.00%   (29.81)%
   2001...............................................  27,510    17.44      480     0.70%        0.00%   (28.79)%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares
   2003...............................................   3,816    12.06       46     0.70%        2.67%     1.54%
   2002...............................................   2,535    11.88       30     0.70%        3.38%     7.43%
   2001...............................................     723    11.06        8     0.70%        3.35%     6.84%
 High Yield Portfolio -- Administrative Class Shares
   2003...............................................  29,080    11.92      347     0.70%        7.37%    21.99%
   2002...............................................  14,509     9.77      142     0.70%        7.40%    (1.88)%
   2001...............................................   4,802     9.96       48     0.70%        6.99%     1.63%
 Long-Term U.S. Government Portfolio --
    Administrative Class Shares
   2003...............................................  49,545    13.69      678     0.70%        3.03%     3.17%
   2002...............................................  36,158    13.27      480     0.70%        4.05%    16.76%
   2001...............................................   8,682    11.36       99     0.70%        4.12%     5.11%
 Total Return Portfolio -- Administrative Class Shares
   2003............................................... 112,041    12.61    1,412     0.70%        2.85%     4.30%
   2002...............................................  51,433    12.09      622     0.70%        3.73%     8.31%
   2001...............................................  10,197    11.16      114     0.70%        3.87%     7.61%
The Prudential Series Fund, Inc:
 Jennison 20/20 Focus Portfolio -- Class II
   2003...............................................       1    12.40        1     0.70%        0.00%    23.98%
 Jennison Portfolio -- Class II
   2003...............................................      53    12.19        1     0.70%        0.00%    21.90%
Rydex Variable Trust:
 OTC Fund
   2003...............................................  17,929     3.66       66     0.70%        0.00%    44.40%
   2002...............................................  14,577     2.53       37     0.70%        0.00%   (39.28)%
   2001...............................................   5,028     4.17       21     0.70%        0.00%   (35.63)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                   Net Assets    Expenses as a Investment
                                                                 --------------- % of Average    Income    Total
Type II:                                                  Units  Unit Value 000s  Net Assets     Ratio     Return
--------                                                  ------ ---------- ---- ------------- ---------- ------
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003..................................................    164   $13.00   $  2     0.70%        0.00%    29.99%
 Salomon Brothers Variable Investors Fund -- Class I
   2003.................................................. 28,015    14.74    413     0.70%        1.41%    31.41%
   2002.................................................. 23,590    11.22    265     0.70%        1.09%   (23.59)%
   2001.................................................. 31,874    14.68    468     0.70%        0.87%    (4.82)%
 Salomon Brothers Variable Strategic Bond Fund -- Class I
   2003.................................................. 31,290    14.05    440     0.70%        5.98%    12.44%
   2002.................................................. 29,849    12.49    373     0.70%        5.64%     8.08%
   2001.................................................. 22,290    11.56    258     0.70%        6.13%     6.17%
 Salomon Brothers Variable Total Return Fund -- Class I
   2003..................................................  9,652    12.01    116     0.70%        1.85%    15.10%
   2002..................................................  6,005    10.44     63     0.70%        1.74%    (7.52)%
   2001..................................................  3,259    11.29     37     0.70%        3.64%    (1.50)%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003.................................................. 10,338    10.50    109     0.70%        0.20%    29.85%
   2002..................................................     56     8.09      1     0.70%        0.00%   (19.11)%
 Emerging Growth Portfolio -- Class II Shares
   2003..................................................  3,061     9.21     28     0.70%        0.00%    26.15%
   2002..................................................     13     7.30      1     0.70%        0.00%   (26.96)%

Type III:
---------
AIM Variable Insurance Funds:
 AIM V.I. Basic Value Fund -- Series II Shares
   2003..................................................    108    13.03      1     0.00%        0.00%    30.34%
 AIM V.I. Capital Appreciation Fund -- Series I Shares
   2003..................................................  1,130    10.32     12     0.00%        0.00%    29.52%
   2002..................................................    363     7.96      3     0.00%        0.00%   (20.36)%
 AIM V.I. Growth Fund -- Series I Shares
   2003..................................................    758     9.75      7     0.00%        0.00%    31.24%
   2002..................................................    450     7.43      3     0.00%        0.00%   (25.71)%
 AIM V.I. Premier Equity Fund -- Series I Shares
   2003..................................................  2,383     9.50     23     0.00%        0.34%    25.08%
   2002..................................................    704     7.59      5     0.00%        0.46%   (24.08)%
AllianceBernstein Variable Products Series Fund, Inc:
 Growth and Income Portfolio -- Class B
   2003.................................................. 18,031    11.05    199     0.00%        0.79%    32.18%
   2002.................................................. 10,029     8.36     84     0.00%        0.56%   (16.38)%
 Premier Growth Portfolio -- Class B
   2003..................................................  1,413     9.52     13     0.00%        0.00%    23.37%
   2002..................................................    194     7.72      1     0.00%        0.00%   (22.81)%
 Quasar Portfolio -- Class B
   2003..................................................    323    10.91      4     0.00%        0.00%    48.67%
   2002..................................................    165     7.34      1     0.00%        0.00%   (26.62)%
 Technology Portfolio -- Class B
   2003..................................................     21    13.31      1     0.00%        0.00%    33.12%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                  Net Assets    Expenses as a Investment
                                                                --------------- % of Average    Income    Total
Type III:                                                Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                                ------ ---------- ---- ------------- ---------- ------
Dreyfus:
 Dreyfus Investment Portfolios-Emerging Markets Fund --
   Initial Shares
   2002.................................................    325   $ 9.72   $  3     0.00%        1.62%    (2.84)%
 The Dreyfus Socially Responsible Growth Fund, Inc. --
   Initial Shares
   2003.................................................    532     9.42      5     0.00%        0.13%    26.00%
   2002.................................................    351     7.48      3     0.00%        0.31%   (25.24)%
Federated Insurance Series:
 Federated High Income Bond Fund II -- Service Shares
   2003.................................................  9,759    12.20    119     0.00%        4.65%    21.79%
   2002.................................................    163    10.02      2     0.00%        6.71%      .19%
 Federated International Small Company Fund II
   2002.................................................    246     8.43      2     0.00%        0.00%   (15.65)%
Fidelity Variable Insurance Products Fund (VIP):
 VIP Equity-Income Portfolio -- Service Class 2
   2003................................................. 11,384    11.32    129     0.00%        1.35%    30.03%
   2002.................................................  1,929     8.71     17     0.00%        1.09%   (12.91)%
 VIP Growth Portfolio -- Service Class 2
   2003................................................. 11,662     9.75    114     0.00%        0.10%    32.54%
   2002.................................................  6,754     7.35     50     0.00%        0.10%   (26.46)%
Fidelity Variable Insurance Products Fund II (VIP II):
 VIP II Contrafund(R) Portfolio -- Service Class 2
   2003................................................. 13,743    11.85    163     0.00%        0.22%    28.20%
   2002.................................................  3,128     9.24     29     0.00%        0.51%    (7.57)%
Fidelity Variable Insurance Products Fund III (VIP III):
 VIP III Growth & Income Portfolio -- Service Class 2
   2003.................................................  4,955    10.85     54     0.00%        0.75%    23.44%
   2002.................................................    282     8.79      2     0.00%        1.18%   (12.07)%
 VIP III Mid Cap Portfolio -- Service Class 2
   2003.................................................  5,791    12.65     73     0.00%        0.18%    38.25%
   2002.................................................  1,364     9.15     12     0.00%        0.43%    (8.47)%
GE Investments Funds, Inc:
 Income Fund
   2003.................................................  2,332    11.14     26     0.00%        3.39%     3.60%
   2002.................................................  1,504    10.75     16     0.00%        5.18%     7.52%
 Mid-Cap Value Equity Fund
   2003................................................. 10,448    11.71    122     0.00%        1.58%    32.94%
   2002.................................................  3,962     8.81     35     0.00%        0.92%   (11.91)%
 Money Market Fund
   2003................................................. 31,882    10.21    325     0.00%        0.80%     0.78%
   2002.................................................  3,924    10.13     40     0.00%        1.46%     1.30%
 Premier Growth Equity Fund
   2003.................................................  6,343    10.52     67     0.00%        0.22%    28.91%
   2002.................................................    982     8.16      8     0.00%        0.05%   (18.37)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                            Net Assets    Expenses as a Investment
                                                          --------------- % of Average    Income    Total
Type III:                                          Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                          ------ ---------- ---- ------------- ---------- ------
 Real Estate Securities Fund
   2003...........................................  3,854   $12.61   $ 49     0.00%        3.71%    26.14%
 S&P 500(R) Index Fund
   2003........................................... 14,324    10.48    150     0.00%        1.38%    28.27%
   2002...........................................  6,520     8.17     53     0.00%        1.32%   (18.28)%
 Small-Cap Value Equity Fund
   2003........................................... 19,851    10.94    217     0.00%        0.08%    24.11%
   2002...........................................  6,241     8.81     55     0.00%        0.35%   (11.87)%
 Total Return Fund
   2003...........................................    166    11.55      2     0.00%        1.30%    15.49%
 U.S. Equity Fund
   2003...........................................  6,852    10.37     71     0.00%        0.89%    23.28%
   2002...........................................  1,364     8.41     11     0.00%        0.89%   (15.89)%
 Value Equity Fund
   2003........................................... 11,293    10.57    119     0.00%        1.69%    24.05%
   2002...........................................  2,416     8.52     21     0.00%        1.11%   (14.82)%
Greenwich Street Series Fund:
 Salomon Brothers Variable Emerging Growth Fund --
   Class II
   2003...........................................    156    12.70      2     0.00%        0.00%    26.97%
Janus Aspen Series:
 Balanced Portfolio -- Service Shares
   2003...........................................  6,387    10.83     69     0.00%        1.98%    13.72%
   2002...........................................  2,179     9.52     21     0.00%        2.28%    (4.75)%
 Capital Appreciation Portfolio -- Service Shares
   2003...........................................  9,123    10.73     98     0.00%        0.26%    20.23%
   2002...........................................  3,788     8.92     34     0.00%        0.32%   (10.77)%
 Global Life Sciences Portfolio -- Service Shares
   2003...........................................    378     9.50      4     0.00%        0.00%    26.19%
   2002...........................................    284     7.53      2     0.00%        0.00%   (24.69)%
 Global Technology Portfolio -- Service Shares
   2003...........................................    396     9.46      4     0.00%        0.00%    46.47%
   2002...........................................    332     6.46      2     0.00%        0.00%   (35.39)%
 Growth Portfolio -- Service Shares
   2003...........................................    541    10.29      6     0.00%        0.00%    31.49%
   2002...........................................    111     7.83      1     0.00%        0.00%   (21.73)%
 International Growth Portfolio -- Service Shares
   2003........................................... 12,887    10.93    141     0.00%        1.01%    34.53%
   2002...........................................  5,541     8.13     45     0.00%        0.72%   (18.75)%
 Mid Cap Growth Portfolio -- Service Shares
   2003...........................................  5,498    11.00     60     0.00%        0.00%    34.76%
   2002...........................................  2,722     8.17     22     0.00%        0.00%   (18.35)%
 Worldwide Growth Portfolio -- Service Shares
   2003...........................................  5,318    10.00     53     0.00%        0.86%    23.68%
   2002...........................................  3,116     8.08     25     0.00%        0.73%   (19.15)%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                 Net Assets    Expenses as a Investment
                                                               --------------- % of Average    Income    Total
Type III:                                                Units Unit Value 000s  Net Assets     Ratio     Return
---------                                                ----- ---------- ---- ------------- ---------- ------
MFS(R) Variable Insurance Trust:
 MFS(R) Investors Growth Stock Series -- Service Class
   Shares
   2003.................................................   651   $ 9.55   $ 6      0.00%        0.00%    22.60%
   2002.................................................   423     7.79     3      0.00%        0.00%   (22.07)%
 MFS(R) Investors Trust Series -- Service Class Shares
   2003.................................................   333    10.12     3      0.00%        0.46%    21.84%
   2002.................................................    83     8.31     1      0.00%        0.40%   (16.92)%
 MFS(R) New Discovery Series -- Service Class Shares
   2003................................................. 8,803     9.75    86      0.00%        0.00%    33.43%
   2002................................................. 3,471     7.31    25      0.00%        0.00%   (26.90)%
 MFS(R) Utilities Series -- Service Class Shares
   2003................................................. 1,575    11.84    19      0.00%        1.97%    35.57%
   2002.................................................   299     8.73     3      0.00%        2.24%   (12.68)%
Nations Separate Account Trust:
 Nations Marsico International Opportunities Portfolio
   2003................................................. 6,048    13.52    82      0.00%        0.01%    35.21%
Oppenheimer Variable Account Funds:
 Oppenheimer Aggressive Growth Fund/VA -- Service
   Shares
   2003.................................................   330    12.12     4      0.00%        0.00%    21.19%
 Oppenheimer Capital Appreciation Fund/VA -- Service
   Shares
   2003.................................................     8    12.43     1      0.00%        0.00%    24.30%
 Oppenheimer Global Securities Fund/VA -- Service Shares
   2003................................................. 4,788    11.63    56      0.00%        0.56%    42.86%
   2002................................................. 1,860     8.14    15      0.00%        0.43%   (18.58)%
 Oppenheimer Main Street Fund/VA -- Service Shares
   2003................................................. 4,945    10.65    53      0.00%        0.78%    26.44%
   2002................................................. 3,101     8.42    26      0.00%        0.47%   (15.79)%
 Oppenheimer Main Street Small Cap Fund/VA -- Service
   Shares
   2003.................................................   135    13.84     2      0.00%        0.00%    38.43%
PIMCO Variable Insurance Trust:
 Foreign Bond Portfolio -- Administrative Class Shares
   2003.................................................   747    10.93     8      0.00%        2.67%     2.26%
   2002.................................................   242    10.69     3      0.00%        3.38%     6.93%
 High Yield Portfolio -- Administrative Class Shares
   2003................................................. 3,560    12.11    43      0.00%        7.37%    22.85%
   2002................................................. 4,601     9.86    45      0.00%        7.40%    (1.43)%
 Long-Term U.S. Government Portfolio -- Administrative
   Class Shares
   2003................................................. 2,256    11.85    27      0.00%        3.03%     3.90%
   2002.................................................   878    11.40    10      0.00%        4.05%    14.05%

                     GE LIFE & ANNUITY SEPARATE ACCOUNT II

                               December 31, 2003

                                                                Net Assets    Expenses as a Investment
                                                              --------------- % of Average    Income    Total
Type III:                                              Units  Unit Value 000s  Net Assets     Ratio     Return
---------                                              ------ ---------- ---- ------------- ---------- ------
 Total Return Portfolio -- Administrative Class Shares
   2003............................................... 14,940   $11.26   $168     0.00%        2.85%     5.04%
   2002............................................... 18,200    10.72    195     0.00%        3.73%     7.23%
Rydex Variable Trust:
 OTC Fund
   2003...............................................    543     9.61      5     0.00%        0.00%    45.41%
   2002...............................................     36     6.61      1     0.00%        0.00%   (33.89)%
Salomon Brothers Variable Series Fund Inc:
 Salomon Brothers Variable All Cap Fund -- Class II
   2003...............................................    103    13.06      1     0.00%        0.00%    30.60%
Van Kampen Life Investment Trust:
 Comstock Portfolio -- Class II Shares
   2003...............................................  3,335    10.63     35     0.00%        0.20%    30.77%
   2002...............................................    437     8.13      4     0.00%        0.00%   (18.73)%
 Emerging Growth Portfolio -- Class II Shares
   2003...............................................  2,671     9.32     25     0.00%        0.00%    27.03%
   2002...............................................     20     7.34      1     0.00%        0.00%   (26.62)%

                         INDEPENDENT AUDITORS' REPORT

The Board of Directors
GE Life and Annuity Assurance Company:

   We have audited the accompanying consolidated balance sheets of GE Life and Annuity Assurance Company and subsidiary (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of income, shareholders' interest and cash flows for each of the years in the three-year period ended December 31, 2003. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of GE Life and Annuity Assurance Company and subsidiary as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

   As discussed in Notes 1 and 4 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002. As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for derivative instruments and hedging activities in 2001.

                                          /s/ KPMG LLP

Richmond, Virginia
February 6, 2004

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                          Consolidated Balance Sheets
            (Dollar amounts in millions, except per share amounts)


                                                    December 31,
                                                -------------------
                                                  2003       2002
                                                --------- ---------
Assets
   Investments:
       Fixed maturities
         available-for-sale, at fair
         value................................. $ 9,640.7 $10,049.0
       Equity securities
         available-for-sale, at fair
         value
          Common stock.........................      24.7      41.3
          Preferred stock,
            non-redeemable.....................       1.3       3.6
       Mortgage loans, net of valuation
         allowance of $10.4 and $8.9 at
         December 31, 2003 and December
         31, 2002, respectively................   1,262.3   1,034.7
       Policy loans............................     138.5     123.9
       Short-term investments..................      99.6     278.0
       Other invested assets...................     162.1      60.5
                                                --------- ---------
          Total investments....................  11,329.2  11,591.0
   Cash and cash equivalents...................      12.4        --
   Accrued investment income...................     127.8     160.4
   Deferred acquisition costs..................     897.0     827.2
   Goodwill....................................     117.3     107.4
   Intangible assets...........................     144.6     207.7
   Reinsurance recoverable.....................     160.7     174.4
   Other assets................................      38.7      30.1
   Separate account assets.....................   8,034.9   7,182.8
                                                --------- ---------
          Total assets......................... $20,862.6 $20,281.0
                                                ========= =========
Liabilities and Shareholders' Interest
   Liabilities:
       Future annuity and contract
         benefits.............................. $10,241.2 $10,771.5
       Liability for policy and
         contract claims.......................      42.6     240.4
       Other policyholder liabilities..........     147.8     208.1
       Other liabilities.......................     399.4      69.1
       Deferred income tax liability...........     174.7     104.9
       Separate account liabilities............   8,034.9   7,182.8
                                                --------- ---------
          Total liabilities....................  19,040.6  18,576.8
                                                --------- ---------
   Shareholders' interest:
       Net unrealized investment gains
         (losses)..............................      87.7     (12.0)
       Derivatives qualifying as hedges........       0.4       2.3
                                                --------- ---------
       Accumulated non-owner changes in
         shareholders' interest................      88.1      (9.7)
       Preferred stock, Series A
         ($1,000 par value, $1,000
         redemption and liquidation
         value, 200,000 shares
         authorized, 120,000 shares
         issued and outstanding)...............     120.0     120.0
       Common stock ($1,000 par value,
         50,000 shares authorized,
         25,651 shares issued and
         outstanding)..........................      25.6      25.6
       Additional paid-in capital..............   1,060.6   1,050.7
       Retained earnings.......................     527.7     517.6
                                                --------- ---------
          Total shareholders' interest.........   1,822.0   1,704.2
                                                --------- ---------
          Total liabilities and
            shareholders' interest............. $20,862.6 $20,281.0
                                                ========= =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                       Consolidated Statements of Income
                         (Dollar amounts in millions)


                                          Years Ended December 31,
                                         -------------------------
                                          2003     2002     2001
                                         ------  -------- --------
Revenues:
   Net investment income................ $538.0  $  600.2 $  698.9
   Net realized investment gains........    3.9      55.3     29.1
   Premiums.............................  104.0     105.3    108.4
   Cost of insurance....................  153.1     125.8    126.1
   Variable product fees................  106.3     113.9    131.1
   Other income.........................   35.5      44.9     40.8
                                         ------  -------- --------
       Total revenues...................  940.8   1,045.4  1,134.4
                                         ------  -------- --------
Benefits and expenses:
   Interest credited....................  410.6     462.1    533.8
   Benefits and other changes in policy
     reserves...........................  245.7     178.2    182.3
   Underwriting, acquisition, and
     insurance expenses, net of
     deferrals..........................  149.0      99.3     87.3
   Amortization of deferred acquisition
     costs and intangibles..............  118.9     147.1    131.3
                                         ------  -------- --------
       Total benefits and expenses......  924.2     886.7    934.7
                                         ------  -------- --------
Income before income taxes and
  cumulative effect of change in
  accounting principle..................   16.6     158.7    199.7
Provision for income taxes..............   (3.1)     42.9     70.1
                                         ------  -------- --------
Income before cumulative effect of
  change in accounting principle........   19.7     115.8    129.6
Cumulative effect of change in
  accounting principle, net of tax......     --        --     (5.7)
                                         ------  -------- --------
Net income.............................. $ 19.7  $  115.8 $  123.9
                                         ======  ======== ========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

               Consolidated Statements of Shareholders' Interest
              (Dollar amounts in millions, except share amounts)

                                                                                      Accumulated
                                             Preferred Stock Common Stock  Additional  Non-owner               Total
                                             --------------  -------------  Paid-In   Changes In  Retained Shareholders'
                                              Share   Amount Share  Amount  Capital     Equity    Earnings   Interest
                                             -------  ------ ------ ------ ---------- ----------- -------- -------------
Balances at January 1, 2001................. 120,000  $120.0 25,651 $25.6   $1,050.7    $(18.7)    $297.1    $1,474.7
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      123.9       123.9
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       1.3         --         1.3
   Cumulative effect on adoption of
     SFAS 133 (b)...........................      --      --     --    --         --      (7.8)        --        (7.8)
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (0.3)        --        (0.3)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.1
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2001............... 120,000  $120.0 25,651 $25.6   $1,050.7    $(25.5)    $411.4    $1,582.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --      115.8       115.8
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --       5.4         --         5.4
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      10.4         --        10.4
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    131.6
                                                                                                             --------
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2002............... 120,000  $120.0 25,651 $25.6   $1,050.7    $ (9.7)    $517.6    $1,704.2
Changes other than transactions with
  shareholders:
   Net income...............................      --      --     --    --         --        --       19.7        19.7
   Net unrealized gains on investment
     securities (a).........................      --      --     --    --         --      99.7         --        99.7
   Derivatives qualifying as hedges (c).....      --      --     --    --         --      (1.9)        --        (1.9)
                                                                                                             --------
       Total changes other than
         transactions with shareholders.....                                                                    117.5
Contributed capital.........................      --      --     --    --        9.9        --         --         9.9
Cash dividends declared and paid............      --      --     --    --         --        --       (9.6)       (9.6)
                                             -------  ------ ------ -----   --------    ------     ------    --------
Balances at December 31, 2003............... 120,000  $120.0 25,651 $25.6   $1,060.6    $ 88.1     $527.7    $1,822.0
                                             =======  ====== ====== =====   ========    ======     ======    ========

--------
(a)Presented net of deferred taxes of $(55.9), (1.8), and $0 in 2003, 2002, and 2001, respectively.
(b)Presented net of deferred taxes of $4.4.
(c)Presented net of deferred taxes of $1.0, $(5.9), and $0.2 in 2003, 2002, and 2001, respectively.

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                     Consolidated Statements of Cash Flows
                         (Dollar amounts in millions)


                                                    Years Ended December 31,
                                                -------------------------------
                                                   2003       2002       2001
                                                ---------  ---------  ---------
Cash flows from operating activities:
  Net income................................... $    19.7  $   115.8  $   123.9
                                                ---------  ---------  ---------
  Adjustments to reconcile net income
   to net cash provided by operating
   activities:
   Cumulative effect of change in
     accounting principle, net of tax..........        --         --        5.7
   Change in future policy benefits............     407.5      413.2      435.5
   Net realized investments gains..............      (3.9)     (55.3)     (29.1)
   Amortization of investment premiums
     and discounts.............................      46.5       29.9        6.8
   Acquisition costs deferred..................    (167.7)    (116.3)    (204.1)
   Amortization of deferred acquisition
     costs and intangibles.....................     118.9      147.1      131.3
   Deferred income taxes.......................      18.3       21.8       51.1
   Change in certain assets:
       Decrease (increase) in:
       Accrued investment income...............      32.6       48.0        7.5
       Other, net..............................     (39.8)       6.6      (47.5)
   Change in certain liabilities:
       Increase (decrease) in:
       Policy and contract claims..............    (183.9)      27.9       39.7
       Other policyholder liabilities..........     (59.6)     117.0      (71.5)
       Other liabilities.......................     339.0     (380.4)     107.5
                                                ---------  ---------  ---------
          Total adjustments....................     507.9      259.5      432.9
                                                ---------  ---------  ---------
   Net cash provided by operating
     activities................................     527.6      375.3      556.8
                                                ---------  ---------  ---------
Cash flows from investing activities:
   Short term investment activity, net.........     178.4     (237.5)     (22.9)
   Proceeds from sales and maturities
     of investment securities and other
     invested assets...........................   4,328.8    6,087.4    3,904.1
   Principal collected on mortgage and
     policy loans..............................     268.6      151.2      332.6
   Purchases of investment securities
     and other invested assets.................  (3,819.5)  (5,464.1)  (5,182.8)
   Mortgage loan originations and
     increase in policy loans..................    (512.3)    (252.8)    (167.9)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) investing activities...........     444.0      284.2   (1,136.9)
                                                ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment
     contracts.................................   3,107.0    3,495.1    3,642.8
   Redemption and benefit payments on
     investment contracts......................  (4,044.8)  (4,112.6)  (3,089.4)
   Proceeds from short-term borrowings.........     346.5      388.4      301.1
   Payments on short-term borrowings...........    (358.3)    (420.8)    (336.2)
   Cash dividends to shareholders..............      (9.6)      (9.6)      (9.6)
                                                ---------  ---------  ---------
          Net cash provided by (used
            in) financing activities...........    (959.2)    (659.5)     508.7
                                                ---------  ---------  ---------
          Net decrease in cash and cash
            equivalents........................      12.4         --      (71.4)
Cash and cash equivalents at beginning
  of year......................................        --         --       71.4
                                                ---------  ---------  ---------
Cash and cash equivalents at end of year....... $    12.4  $      --  $      --
                                                =========  =========  =========

                See Notes to Consolidated Financial Statements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                  Notes to Consolidated Financial Statements

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

(1)Summary of Significant Accounting Policies

  (a) Principles of Consolidation

   The accompanying consolidated financial statements include the historical operations and accounts of GE Life and Annuity Assurance Company ("GELAAC") and its subsidiary, Assigned Settlement, Inc. All significant intercompany accounts and transactions have been eliminated in consolidation.

   All of GELAAC's outstanding common stock was owned directly and indirectly by GE Financial Assurance Holdings, Inc. ("GE Financial Assurance"). GE Financial Assurance acquired approximately three percent of our outstanding common stock, pursuant to a Stock Purchase Agreement, dated November 18, 2003 by and between Phoenix Life Insurance Company and GE Financial Assurance. General Electric Capital Assurance Company ("GE Capital Assurance") and Federal Home Life Insurance Company ("Federal"), both indirect subsidiaries of GE Financial Assurance, own approximately eighty-five percent and twelve percent of our outstanding common stock, respectively. GE Financial Assurance is a wholly owned, direct subsidiary of GEI, Inc., which in turn is a wholly owned direct subsidiary of General Electric Capital Corporation, which in turn is a wholly owned subsidiary of General Electric Capital Services, Inc., which in turn is a wholly owned direct subsidiary of General Electric Company ("GE"). At December 31, 2003, all of our outstanding non-voting preferred stock was owned by Brookfield Life Assurance Company Limited ("BLAC") as a result of a contribution on November 7, 2003 of our preferred shares by GE Financial Assurance. BLAC is a wholly owned direct subsidiary of GE Financial Assurance.

   On November 18, 2003, GE issued a press release announcing its intention to pursue an initial public offering ("IPO") of a new company named Genworth Financial, Inc. ("Genworth") that will comprise most of its life and mortgage insurance operations, including GELAAC. GE filed a registration statement with the U.S. Securities and Exchange Commission in January 2004 and expects to complete the IPO in the first half of 2004, subject to market conditions and receipt of various regulatory approvals.

  (b) Basis of Presentation

   These consolidated financial statements have been prepared on the basis of accounting principles generally accepted in the United States of America ("U.S. GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates. Certain prior year amounts have been reclassified to conform to the current year presentation.

  (c) Products

   Our product offerings are divided along two major segments of consumer needs: (i) Retirement Income and Investments and (ii) Protection.

   Retirement Income and Investment products are investment vehicles and insurance contracts intended for contractholders who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement. Our principal product lines under the Retirement Income and Investments segment are deferred annuities (fixed or variable), variable life insurance, and GICs and funding agreement products.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured, and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are life insurance (universal and interest sensitive whole life) and accident and health insurance products.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms, and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

specialized brokers), and dedicated sales specialists (long term care sales agents and affiliated networks of both accountants and personal financial advisors). Approximately 21%, 26%, and 30% of our sales of life and annuity products in 2003, 2002, and 2001, respectively, have been through two national stock brokerage firms. Loss of all or a substantial portion of the business provided by these stock brokerage firms could have a material adverse effect on our business and operations. We do not believe, however, that the loss of such business would have a long-term adverse effect because of our competitive position in the marketplace, the availability of business from other distributors, and our mix of other products.

  (d) Revenues

   Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent annuities, when the contracts are issued. Premiums received on institutional stable value products, annuity contracts without significant mortality risk, and universal life products are not reported as revenues but as deposits and included in liabilities for future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged. Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

  (e) Cash and Cash Equivalents

   Certificates, money market funds, and other time deposits with original maturities of less than 90 days are considered cash equivalents in the Consolidated Balance Sheets and Consolidated Statements of Cash Flows. Items with maturities greater than 90 days but less than a year are included in short term investments.

  (f) Investment Securities

   We have designated all of our investment securities as available-for-sale and report them in our Consolidated Balance Sheets at fair value. We obtain values for actively traded securities from external pricing services. For infrequently traded securities, we obtain quotes from brokers, or we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated nonowner changes in shareholders' interest and, accordingly, have no effect on net income.

   Impairment of investment securities results in a charge to earnings when a market decline in the value of an investment to below cost is other than temporary. We regularly review each investment security for impairment based on criteria that include the extent to which the cost of the investment exceeds its market value, the length of the time that the market value of the investment has been reduced, our ability to hold until recovery and the financial health of and specific prospects for the issuer of the security. We actively perform comprehensive market research, monitor market conditions and segment our investments by credit risk in order to minimize impairment risks.

  (g) Securities Lending Activity

   We engage in certain securities lending transactions, which require the borrower to provide collateral, primarily consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturities in the Consolidated Balance Sheets.

   Cash collateral received on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Non-cash collateral, such as a security received by us,

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

is not reflected in our assets in the Consolidated Balance Sheets, as we have no right to sell or repledge the collateral. The fair value of collateral held and included in other invested assets was $102.7 million at December 31, 2003. We had no non-cash collateral at December 31, 2003.

  (h) Net Investment Income

   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Net interest income and/or expense from interest rate derivatives are included in investment income.

  (i) Mortgage and Policy Loans

   Mortgage and policy loans are stated at their unpaid principal balance. Mortgage loans are stated net of an allowance for estimated uncollectible amounts. The allowance for losses is determined primarily on the basis of management's best estimate of probable losses, including specific allowances for known troubled loans, if any. Write-downs and the change in reserves are included in net realized investment gains and losses in the Consolidated Statements of Income.

  (j) Short-term Investments

   Short-term investments are stated at amortized cost which approximates fair value. Equity securities (including seed money for new mutual fund portfolios) are stated at fair value. Investments in limited partnerships are generally accounted for under the equity method of accounting. Real estate is included in other invested assets and is stated, generally, at cost less accumulated depreciation. Other long-term investments are stated generally at amortized cost.

  (k) Deferred Acquisition Costs

   Acquisition costs include costs and expenses, which vary with and are primarily related to the acquisition of insurance and investment contracts.

   Acquisition costs include commissions in excess of ultimate renewal commissions, certain support costs such as underwriting and contract and policy issue costs, and the bonus feature of certain variable annuity products. For investment and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

   Deferred acquisition costs are reviewed quarterly to determine if they are recoverable from future income, including investment income and, if not considered recoverable, are charged to expense.

  (l) Intangible Assets

   Present Value of Future Profits -- In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called Present Value of Future Profits ("PVFP"), represents the actuarially estimated present value of projected future cash flows from the acquired policies.

   PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

   PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in our net income but rather as a credit or charge to shareholders' interest, net of applicable income tax.

   Goodwill -- As of January 1, 2002, we adopted Statement of Financial Accounting Standard No. 142, Goodwill and Other Intangible Assets (SFAS 142). Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value approach, at the "reporting unit" level. A reporting unit is the operating segment, or business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a report unit's goodwill exceeds its fair value. We used discounted cash flows to establish fair values. When available and as appropriate, we used comparative market multiples to corroborate discounted cash flow results. When a business within a reporting unit is disposed of, goodwill is allocated to the gain or loss on disposal using the relative fair value methodology.

   Before January 1, 2002, we amortized goodwill over our estimated period of benefit on a straight-line basis; we amortized other intangible assets on appropriate bases over their estimated lives. No amortization period exceeded 40 years. When an intangible asset's carrying value exceeded associated expected operating cash flows, we considered it to be impaired and wrote it down to fair value, which we determined based on either discounted future cash flows or appraised values.

   Software -- Purchased software and certain application development costs related to internally developed software are capitalized, above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed 5 years.

   We amortize the costs of other intangibles over their estimated useful lives unless such lives are deemed indefinite. Amortizable intangible assets are tested for impairment based on undiscounted cash flows and, if impaired, written down to fair value based on either discounted cash flows or appraised values. Intangible assets with indefinite lives are tested for impairment, at least annually, and written down to fair value as required.

  (m) Income Taxes

   We file a consolidated life insurance federal income tax return with our parent, GECA and its life insurance affiliates. The method of income tax allocation is subject to written agreement authorized by the Board of Directors. Allocation is based on the separate return liabilities with offsets for losses and credits utilized to reduce current consolidated tax liability. Intercompany tax balances are settled quarterly, with a final settlement after filing of the federal income tax return.

   Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

  (n) Reinsurance

   Premium revenue, benefits, underwriting, acquisition, and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

  (o) Future Annuity and Contract Benefits

   Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense, and withdrawals, with experience adjustments for adverse deviation where appropriate.

  (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of
(a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated, and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process, and adjust claims.

  (q) Separate Accounts

   The separate account assets and liabilities represent funds held, and the related liabilities for, the exclusive benefit of the variable annuity contractholders and variable life policyholders. We receive mortality risk and expense fees and administration charges from the underlying mutual fund portfolios available in the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the policyholders' equity in those assets.

  (r) Accounting Changes

   Under SFAS 142, goodwill is no longer amortized but is tested for impairment using a fair value methodology. We stopped amortizing goodwill effective January 1, 2002. Under SFAS 142, we were required to test all existing goodwill for impairment as of January 1, 2002, on a "reporting unit" basis. No goodwill impairment charge was taken as a result of our goodwill testing for impairment in accordance with SFAS 142.

   At January 1, 2001, we adopted SFAS 133, Accounting for Derivative Instruments and Hedging Activities, as amended. Under SFAS 133 all derivative instruments (including certain derivative instruments embedded in other contracts) are recognized in the balance sheet at their fair values and changes in fair value are recognized immediately in earnings, unless the derivatives qualify as hedges of future cash flows the effective portion of changes in fair value is recorded temporarily in equity, then recognized in earnings along with the related effects of the hedged items. Any ineffective portion of hedges is reported in earnings as it occurs. Further information about derivative instruments is provided in Note 10.

   At January 1, 2001, the cumulative effect of adopting this accounting change, was as follows:

                                                            Shareholders'
                                                   Earnings   Interest
                                                   -------- -------------
       Adjustment to fair value of derivatives (a)  $(8.7)     $(12.2)
       Income tax effects.........................    3.0         4.4
                                                    -----      ------
       Totals.....................................  $(5.7)     $ (7.8)
                                                    =====      ======

--------
(a)For earnings effect, amount shown is net of hedged items.

   The cumulative effect on shareholders' interest was primarily attributable to marking to market swap contracts used to hedge variable-rate borrowings. Decreases in the fair values of these instruments were attributable to declines in interest rates since inception of the hedging arrangement. As a matter of policy, we ensure that funding, including the effect of derivatives, of our investment and other financial asset positions are substantially matched in character (e.g., fixed vs. floating) and

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)

duration. As a result, declines in the fair values of these effective derivatives are offset by unrecognized gains on the related financing assets and hedged items, and future net earnings will not be subject to volatility arising from interest rate changes.

   In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities, which we adopted on July 1, 2003. No special purpose entities ("SPEs"), or assets previously sold to qualifying SPEs ("QSPEs"), were required to be consolidated on our books.

  (s) Accounting Pronouncements Not Yet Adopted

   In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, which we will adopt on January 1, 2004. This statement provides guidance on separate account presentation and valuation, the accounting for sales inducements and the classification and valuation of long-duration contract liabilities. We do not expect the adoption of SOP 03-1 to have a material impact on our results of operation or financial condition.

(2)Investment Securities

  (a) General

   For the years ended December 31, 2003, 2002, and 2001 the sources of our investment income were as follows:

                                         2003    2002    2001
                                        ------  ------  ------
                Fixed maturities....... $467.2  $528.8  $615.2
                Equity securities......    (.1)     .8     2.9
                Mortgage loans.........   81.8    73.2    80.9
                Policy loans...........   10.8     6.3     7.1
                Other investments......  (10.4)     .6      .6
                                        ------  ------  ------
                Gross investment income  549.3   609.7   706.7
                Investment expenses....  (11.3)   (9.5)   (7.8)
                                        ------  ------  ------
                Net investment income.. $538.0  $600.2  $698.9
                                        ======  ======  ======

   For the years ended December 31, 2003, 2002, and 2001, gross realized investment gains and losses from the sales of investment securities available-for-sale were as follows:

                                                2003     2002    2001
                                               ------  -------  ------
         Gross realized investments:
            Gains.............................   80.2    181.1   100.5
            Losses, including impairments (a).  (76.3)  (125.8)  (71.4)
                                               ------  -------  ------
         Net realized investments gains....... $  3.9  $  55.3  $ 29.1
                                               ======  =======  ======

--------
(a)Impairments were $(26.2), $(77.4), and $(24.1) in 2003, 2002, and 2001 respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Net unrealized gains and losses on investment securities and other invested assets classified as available-for-sale are reduced by deferred income taxes and adjustments to PVFP and deferred acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities and other invested assets reflected as a separate component of shareholders' interest as of December 31, 2003, 2002, and 2001 are summarized as follows:

                                                                                     2003    2002    2001
                                                                                    ------  ------  ------
Net unrealized gains (losses) on available-for-sale investment securities and other invested assets before adjustments:
   Fixed maturities................................................................ $204.6  $ 18.6  $(41.2)
   Equity securities...............................................................    3.0    (9.7)  (11.8)
                                                                                    ------  ------  ------
       Subtotal....................................................................  207.6     8.9   (53.0)
                                                                                    ------  ------  ------
Adjustments to the present value of future profits and deferred acquisitions costs.  (72.6)  (29.5)   25.2
Deferred income taxes..............................................................  (47.3)    8.6    10.4
                                                                                    ------  ------  ------
       Net unrealized gains (losses) on available-for-sale investment securities................................................................ $ 87.7  $(12.0) $(17.4)
                                                                                    ======  ======  ======

   The change in the net unrealized gains (losses) on investment securities reported in accumulated non-owner changes in equity is as follows:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Net unrealized losses on investment securities -- beginning of year............ $(12.0) $(17.4) $(18.7)
Unrealized gains on investment securities, net --..............................  102.2    41.3    20.2
Reclassification adjustments -- net of deferred taxes of $1.4, $19.4, and $10.2   (2.5)  (35.9)  (18.9)
                                                                                ------  ------  ------
Net unrealized gains (losses) on investment securities -- end of year.......... $ 87.7  $(12.0) $(17.4)
                                                                                ======  ======  ======

   At December 31, 2003, and 2002, the amortized cost, gross unrealized gains and losses, and fair values of our fixed maturities and equity securities available-for-sale were as follows:

                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
                                           Cost      Gains      Losses   Fair Value
                                         --------- ---------- ---------- ----------
2003
----
Fixed maturities:
   U.S. government and agency........... $   17.5    $  0.6     $ (0.1)   $   18.0
   State and municipal..................      0.9        --         --         0.9
   Non-U.S. government..................     67.8       4.9       (0.1)       72.6
   U.S. corporate.......................  5,437.3     194.9      (48.9)    5,583.3
   Non-U.S. corporate...................    874.5      27.2       (8.2)      893.5
   Mortgage-backed......................  1,819.1      33.6       (9.5)    1,843.2
   Asset-backed.........................  1,219.0      14.5       (4.3)    1,229.2
                                         --------    ------     ------    --------
       Total fixed maturities...........  9,436.1     275.7      (71.1)    9,640.7
Common stocks and non-redeemable
  preferred stocks......................     23.0       3.0         --        26.0
                                         --------    ------     ------    --------
Total available-for-sale securities..... $9,459.1    $278.7     $(71.1)   $9,666.7
                                         ========    ======     ======    ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)



                                                     Gross      Gross
                                         Amortized Unrealized Unrealized
2002                                       Cost      Gains      Losses   Fair Value
----                                     --------- ---------- ---------- ----------
Fixed maturities:
   U.S. government and agency........... $    29.4   $  0.6    $  (0.2)  $    29.8
   State and municipal..................       1.0       --         --         1.0
   Non-U.S. government..................      45.9      1.8       (0.1)       47.6
   U.S. corporate.......................   6,063.8    161.5     (207.3)    6,018.0
   Non-U.S. corporate...................     668.7     14.4      (15.9)      667.2
   Mortgage-backed......................   1,973.5     58.1       (3.9)    2,027.7
   Asset-backed.........................   1,248.1     18.0       (8.4)    1,257.7
                                         ---------   ------    -------   ---------
       Total fixed maturities...........  10,030.4    254.4     (235.8)   10,049.0
Common stocks and non-redeemable
  preferred stocks......................      54.6      5.2      (14.9)       44.9
                                         ---------   ------    -------   ---------
Total available-for-sale securities..... $10,085.0   $259.6    $(250.7)  $10,093.9
                                         =========   ======    =======   =========

   We regularly review each investment security for impairment in accordance with our impairment policy, which includes both quantitative and qualitative criteria. Quantitative measures include length of time and amount that each security position is in an unrealized loss position, and for fixed maturity securities, whether the issuer is in compliance with terms and covenants of the security. Our qualitative criteria include the financial strength and specific prospects for the issuer as well as our intent to hold the security until recovery. Our impairment reviews involve our finance and risk teams as well as the portfolio management and research capabilities of GEAM. Our qualitative review attempts to identify those issuers with a greater than 50% chance of default in the coming twelve months. These securities are characterized as "at-risk" of impairment. As of December 31, 2003, securities "at risk" of impairment had aggregate unrealized losses of $10 million.

   For fixed maturity securities, we recognize an impairment charge to earnings in the period in which we determine that we do not expect to either collect principal and interest in accordance with the contractual terms of the instruments or to recover based on underlying collateral values and considering events such as payment default, bankruptcy or disclosure of fraud. For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book within a reasonable period. We measure impairment charges based on the difference between the book value of the security and its fair value. Fair value is based on quoted market price, except for certain infrequently traded securities where we estimate values using internally developed pricing models. These models are based upon common valuation techniques and require us to make assumptions regarding credit quality, liquidity and other factors that affect estimated values.

   During 2003, 2002 and 2001, we recognized impairment losses of $26.2 million, $77.4 million and $24.1 million, respectively. We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, we sell securities in the normal course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following table presents the gross unrealized losses and estimated fair values of our investment securities, on a historical basis, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, at December 31, 2003

                                               Less than 12 Months            12 Months of More
                                          ------------------------------ ----------------------------
                                           Fair    Unrealized    # of    Fair   Unrealized    # of
Description of Securities                  Value     Losses   Securities Value    Losses   Securities
-------------------------                 -------- ---------- ---------- ------ ---------- ----------
Fixed maturities:
   U.S. government and agencies.......... $    7.1   $  (.1)       2     $   --   $   --       --
   State and municipal...................       .9       --        2         --       --       --
   Government - non U.S..................     14.1      (.1)       4         --       --       --
   U.S. corporate........................  1,009.2    (30.2)     129      249.5    (18.7)      37
   Corporate - non U.S...................    172.4     (4.9)      41       42.8     (3.3)       4
   Asset Backed..........................    220.2     (3.9)      22       75.0      (.4)       6
   Mortgage Backed.......................    550.9     (9.4)      79        3.8      (.1)       6
                                          --------   ------      ---     ------   ------       --
Subtotal, fixed maturities...............  1,974.8    (48.6)     279      371.1    (22.5)      53
Equity securities........................       --       --       --         --       --       --
                                          --------   ------      ---     ------   ------       --
   Total temporarily impaired securities. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==
Investment Grade.........................  1,862.7    (42.4)     257      273.0     (9.9)      29
Below Investment Grade...................    112.1     (6.2)      22       98.1    (12.6)      24
                                          --------   ------      ---     ------   ------       --
   Total................................. $1,974.8   $(48.6)     279     $371.1   $(22.5)      53
                                          ========   ======      ===     ======   ======       ==

   The investment securities at December 31, 2003 in an unrealized loss position for less than twelve months, account for $48.6 million or 68% of the total unrealized losses. Of the securities in this category, there was one security with an unrealized loss in excess of $5 million. This security had aggregate unrealized losses totaling $6.8 million. The amount of the unrealized loss on this security is driven largely by the relative size of the holding, the par value of which is $40 million. This security matures in 2029 and is rated investment grade.

   The investment securities in an unrealized loss position for twelve months or more account for $22.5 million or 32% of the total unrealized losses. There is one issuer that accounts for $3.3 million or 15% of the unrealized losses in this category. This issuer, a national retail chain, is current on all terms, shows improving trends with regard to liquidity and security price, and is not considered at risk of impairment.

   Aside from this issuer, no other single issuer has an aggregate unrealized loss greater than $3 million.

   The scheduled maturity distribution of the fixed maturity portfolio at December 31, 2003 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized  Fair
                                                 Cost     Value
                                               --------- --------
              Due in one year less............ $  385.2  $  388.2
              Due one year through five years.  2,483.9   2,547.2
              Due five years through ten years  2,247.0   2,326.0
              Due after ten years.............  1,281.9   1,306.9
                                               --------  --------
                 Subtotals....................  6,398.0   6,568.3
              Mortgage-backed securities......  1,819.1   1,843.2
              Asset-backed securities.........  1,219.0   1,229.2
                                               --------  --------
                 Totals....................... $9,436.1  $9,640.7
                                               ========  ========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   As of December 31, 2003, $1,078.2 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As required by law, we have amounts invested, with governmental authorities and banks for the protection of policyholders, of $5.7 million as of December 31, 2003 and 2002.

   As of December 31, 2003, approximately 24.9%, 11.7%, and 8.4% of our fixed maturity portfolio was comprised of securities issued by the financial and insurance, utility and energy, and consumer non-cyclicals industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of our fixed maturity portfolio. This portfolio is widely diversified among various geographic regions in the United States and is not dependent on the economic stability of one particular region.

   As of December 31, 2003, we did not hold any fixed maturity securities which individually exceeded 10% of shareholders' interest.

   The credit quality of the fixed maturity portfolio at December 31, 2003 and 2002 follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                        2003               2002
                                 -----------------  -----------------
                                 Fair value Percent Fair value Percent
                                 ---------- ------- ---------- -------
         Agencies and treasuries  $  379.2     3.9% $   199.6     2.0%
         AAA/Aaa................   2,491.6    25.8    2,801.1    27.9
         AA/Aa..................     357.7     3.7      843.6     8.4
         A/A....................   2,335.6    24.2    2,842.6    28.3
         BBB/Baa................   2,521.8    26.2    2,170.9    21.6
         BB/Ba..................     245.4     2.6      370.7     3.7
         B/B....................     106.0     1.1       99.3     1.0
         CC and below...........      55.3     0.6       19.6     0.2
         Not rated..............   1,148.1    11.9      701.6     6.9
                                  --------   -----  ---------   -----
            Totals..............  $9,640.7   100.0% $10,049.0   100.0%
                                  ========   =====  =========   =====

   Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated". This has neither positive nor negative implications regarding the value of the security.

   At December 31, 2003 and 2002, there were fixed maturities in default (issuer has missed a coupon payment or entered bankruptcy) with a fair value of $58.9 and $19.1, respectively.

   We have limited partnership commitments outstanding of $7.4 and $11.6 at December 31, 2003 and December 31, 2002, respectively.

  (b) Mortgage and Real Estate Portfolio

   For the years ended December 31, 2003 and 2002, respectively, we originated $44.6 and $102.1 of mortgages secured by real estate in California, which represents 9% and 43% of our total originations for those years.

   We have certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding at December 31, 2003 and 2002 were $0 and $15.3, respectively.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   "Impaired" loans are defined under U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to our commercial loans.

   Under these principles, we have two types of "impaired" loans: loans requiring allowances for losses (none as of December 31, 2003 and 2002) and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition ($1.2 and $3.7 as of December 31, 2003 and 2002, respectively). Average investment in impaired loans during December 31, 2003, 2002, and 2001 was $2.8, $5.1, and $6.8 and interest income earned on these loans while they were considered impaired was $0.1, $0.5, and $0.9 for the years ended December 31, 2003, 2002, and 2001, respectively.

   The following table presents the activity in the allowance for losses during the years ended December 31, 2003, 2002, and 2001:

                                                         2003   2002  2001
                                                         ----- -----  -----
    Balance at January 1................................ $ 8.9 $18.2  $14.3
    (Benefit) provision (credited) charged to operations   1.5  (9.3)   2.3
    Amounts written off, net of recoveries..............    --    --    1.6
                                                         ----- -----  -----
    Balance at December 31.............................. $10.4 $ 8.9  $18.2
                                                         ===== =====  =====

   During 2002, as part of its on-going analysis of exposure to losses arising from mortgage loans, we recognized $11.6 reduction in its allowance for losses.

   The allowance for losses on mortgage loans at December 31, 2003, 2002, and 2001 represented 0.8%, 0.8%, and 1.9% of gross mortgage loans, respectively. There were no non-income producing mortgage loans as of December 31, 2003 and 2002.

(3)Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended December 31, 2003, 2002, and 2001 was as follows:

                                                               2003     2002    2001
                                                              ------  -------  ------
Unamortized balance at January 1............................. $843.3  $ 838.2  $712.9
Cost deferred................................................  167.7    116.3   204.1
Amortization, net............................................  (87.2)  (111.2)  (78.8)
                                                              ------  -------  ------
Unamortized balance at December 31...........................  923.8    843.3   838.2
Cumulative effect of net unrealized investment gains (losses)  (26.8)   (16.1)   15.6
                                                              ------  -------  ------
Balance at December 31....................................... $897.0  $ 827.2  $853.8
                                                              ======  =======  ======

(4)Intangible Assets and Goodwill

   At December 31, 2003 and 2002 the gross carrying amount and accumulated amortization of intangibles subject to amortization were as follows:

                                                    2003                        2002
                                         --------------------------  --------------------------
                                         Gross Carrying Accumulated  Gross Carrying Accumulated
                                             Amount     Amortization     Amount     Amortization
                                         -------------- ------------ -------------- ------------
Present Value of Future Profits ("PVFP")     $508.8       $(380.7)       $541.0       $(352.2)
Capitalized Software....................       26.2         (10.1)         26.8          (8.7)
All Other...............................        1.0          (0.6)          1.3          (0.5)
                                             ------       -------        ------       -------
   Total................................     $536.0       $(391.4)       $569.1       $(361.4)
                                             ======       =======        ======       =======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


  (a) Present Value of Future Profits

   The method used by us to value PVFP in connection with acquisitions of life insurance entities is summarized as follows: (1) identify the future gross profits attributable to certain lines of business, (2) identify the risks inherent in realizing those gross profits, and (3) discount those gross profits at the rate of return that we must earn in order to accept the inherent risks.

   The following table presents the activity in PVFP for the years ended December 31, 2003, 2002, and 2001:

                                                                                 2003    2002    2001
                                                                                ------  ------  ------
Unamortized balance at January 1............................................... $202.2  $235.1  $278.1
Interest accreted as 5.4%, 6.0% and 6.4% for December 31, 2003, 2002, and 2001,
  respectively.................................................................   10.2    13.2    16.3
Amortization...................................................................  (38.5)  (46.1)  (59.3)
                                                                                ------  ------  ------
Unamortized balance December 31................................................  173.9   202.2   235.1
Cumulative effect of net unrealized investment losses..........................  (45.8)  (13.4)    9.6
                                                                                ------  ------  ------
Balance at December 31......................................................... $128.1  $188.8  $244.7
                                                                                ======  ======  ======

   The estimated percentage of the December 31, 2003 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

                                   2004 12.3%
                                   2005 12.0%
                                   2006 11.6%
                                   2007 11.2%
                                   2008 10.6%

  (b) Goodwill

   Goodwill amortization was $7.0 for the year ended December 31, 2001. The accumulated amortization at December 31, 2003, 2002 and 2001 was $43.3, $43.3, and $36.3, respectively. Under SFAS 142 (effective January 1, 2002), goodwill is no longer amortized but is tested for impairment using a fair value methodology.

   As of December 31, 2003 goodwill was comprised of the following:

                                            Retirement
                                             Income &
                                            Investments Protection Total
                                            ----------- ---------- ------
      Balance at January 1, 2001...........    $58.6      $55.8    $114.4
      Amortization.........................      3.8        3.2       7.0
                                               -----      -----    ------
      Balance at December 31, 2001 and 2002    $54.8      $52.6    $107.4
                                               =====      =====    ======
      Additions............................      5.0        4.9       9.9
                                               -----      -----    ------
      Balance at December 31, 2003.........    $59.8      $57.5    $117.3
                                               =====      =====    ======

   The effects on earnings excluding such goodwill amortization from 2001 was as follows:

                                                           2001
                                                          ------
               Net income as reported.................... $123.9
                                                          ======
               Net income excluding goodwill amortization $130.9
                                                          ======

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(5)Reinsurance

   We are involved in both the cession and assumption of reinsurance with other companies. Our reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse us, they do not discharge us from our primary liabilities and we remain liable to the extent that the reinsuring companies are unable to meet their obligations.

   In order to limit the amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by any one insured with an issue age up to and including 75 is $1 and for issue ages over 75 is $0.1. Certain accident and health insurance policies are reinsured on either a quota share or excess of loss basis. We also use reinsurance for guaranteed minimum death benefit ("GMDB") options on most of our variable annuity products. At December 31,2003, we had approximately 41% and 31%, respectively, of our variable annuity and life insurance net at risk exposures reinsured with one company.

   Net life insurance in force as of December 31 is summarized as follows:

                                             2003       2002       2001
                                          ---------  ---------  ---------
     Direct life insurance in force...... $26,889.2  $28,964.5  $31,199.2
     Amounts ceded to other companies....  (4,129.4)  (4,575.9)  (5,272.9)
     Amounts assumed from other companies   1,970.2    2,092.9    2,247.7
                                          ---------  ---------  ---------
     Net in force........................ $24,730.0  $26,481.5  $28,174.0
                                          =========  =========  =========
     Percentage of amount assumed to net.       8.0%       7.9%       8.0%
                                          =========  =========  =========

   The effects of reinsurance on premiums earned for the years ended December 31, 2003, 2002, and 2001 were as follows:

                                               2003    2002    2001
                                              ------  ------  ------
          Direct............................. $122.9  $117.9  $128.8
          Assumed............................    2.5     4.8     3.3
          Ceded..............................  (21.4)  (17.4)  (23.7)
                                              ------  ------  ------
          Net premiums earned................ $104.0  $105.3  $108.4
                                              ------  ------  ------
          Percentage of amount assumed to net    2.4%    4.6%    3.1%
                                              ======  ======  ======

   Due to the nature of our insurance contracts, premiums earned approximate premiums written.

   Reinsurance recoveries recognized as a reduction of benefits amounted to $77.7, $87.6, and $58.0 for the years ended December 31, 2003, 2002, and 2001, respectively.

(6)Future Annuity and Contract Benefits

  (a) Investment Contracts

   Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

  (b) Insurance Contracts

   Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001)
                         (Dollar amounts in millions)

premiums, based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on our experience and the experience of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   The following chart summarizes the major assumptions underlying our recorded liabilities for future annuity and contract benefits:

                                                           Mortality/                  December 31,
                                                 Withdraw  Morbidity  Interest Rate -------------------
                                                Assumption Assumption  Assumption     2003      2002
                                                ---------- ---------- ------------- --------- ---------
Investment contracts...........................    N/A         N/A        N/A       $ 8,069.0 $ 8,592.0
Limited payment contracts......................    None        (a)       6.76%            6.3      30.3
Traditional life insurance contracts...........  Company              6.7% grading
                                                Experience     (b)      to 6.5%         319.6     316.6
Universal life type contracts..................    N/A         N/A        N/A         1,792.5   1,780.8
Accident and health............................  Company              7.5% grading
                                                Experience     (c)      to 4.5%          53.8      51.8
                                                                                    --------- ---------
   Total future annuity and contracts benefits.                                     $10,241.2 $10,771.5
                                                                                    ========= =========

--------
(a)Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuity Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables and Company experience.
(c)The 1958 Commissioner's Standard Ordinary Table, 1964 modified and 1987 Commissioner's Disability Tables, and Company experience.

(7)Income Taxes

   The total provision (benefit) for income taxes for the years ended December 31, 2003, 2002, and 2001 consisted of the following components:

                                               2003   2002  2001
                                              ------  ----- -----
              Current federal income tax..... $(21.4) $19.8 $18.2
              Deferred federal income tax....   18.3   20.8  49.1
                                              ------  ----- -----
                 Subtotal-federal income tax.   (3.1)  40.6  67.3
                                              ------  ----- -----
              Current state income tax.......     --    1.3   0.8
              Deferred state income tax......     --    1.0   2.0
                                              ------  ----- -----
                 Subtotal-state income tax...     --    2.3   2.8
                                              ------  ----- -----
                     Total income tax........ $ (3.1) $42.9 $70.1
                                              ======  ===== =====

   The reconciliation of the federal statutory rate to the effective income tax rate for the years ended December 31, 2003, 2002, and 2001 is as follows:

                                                         2003   2002  2001
                                                        -----   ----  ----
    Statutory U.S. federal income tax rate.............  35.0%  35.0% 35.0%
    State income tax, net of federal income tax benefit  (0.1)   0.5   0.5
    Non-deductible goodwill amortization...............    --     --   1.2
    Dividends-received deduction....................... (53.1)  (9.1) (2.9)
    Other, net.........................................  (0.8)   0.6   1.3
                                                        -----   ----  ----
       Effective rate.................................. (19.0)% 27.0% 35.1%
                                                        =====   ====  ====

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The components of the net deferred income tax liability at December 31, 2003 and 2002 are as follows:

                                                            2003   2002
                                                           ------ ------
       Assets:
          Insurance reserves amounts...................... $118.9 $146.8
          Investments.....................................    9.8     --
          Net unrealized losses on investment securities..     --    8.6
          Net unrealized losses on derivatives............    1.0     --
          Accruals........................................   21.9    3.5
          Other...........................................    0.6     --
                                                           ------ ------
              Total deferred income tax asset.............  152.2  158.9
                                                           ====== ======
       Liabilities:
          Net unrealized gains on investment securities...   47.3     --
          Investments.....................................     --    8.1
          Present value of future profits.................   39.7   43.7
          Deferred acquisition costs......................  234.6  203.6
          Other...........................................    5.3    8.4
                                                           ------ ------
              Total deferred income tax liability.........  326.9  263.8
                                                           ------ ------
                 Net deferred income tax liability........ $174.7 $104.9
                                                           ====== ======

   Based on an analysis of our tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling us to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   We paid federal and state taxes of $7.3 for the year ended December 31, 2003. For the years ended December 31, 2002 and 2001, we received refunds of $16.4 and $23.9, respectively.

   At December 31, 2003 and 2002, the deferred income tax liability was $174.7 and $104.9, respectively. At December 31, 2003 and 2002, the current income tax liability was $4.8 and $30.3, respectively.

(8)Related Party Transactions

   We pay investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $60.7, $36.8, and $18.3 for the years ended December 31, 2003, 2002, and 2001, respectively. We charge affiliates for certain services and for the use of facilities and equipment which aggregated $55.6, $58.4, and $68.1, for the years ended December 31, 2003, 2002, and 2001, respectively.

   In May 2002, we entered into an investment management agreement with GE Asset Management Incorporated ("GEAM") under which we paid $10.5 in 2003 and $8.9 in 2002 to GEAM as compensation for the investment services.

   During 2002, we sold certain assets to an affiliate at a fair value established as if it were an arms-length, third party transaction, which resulted in a gain of $17.6.

   We pay interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. We have a credit line of $500 with GNA. Interest expense under this agreement was $0.1, $0.1, and $0.6 for the years ended December 31, 2003, 2002, and 2001 respectively. We pay interest at the cost of funds of GNA Corporation, which were 1.3% and 1.95%, as of December 31, 2003 and 2002, respectively. The amounts outstanding as of December 31, 2003 and 2002 were $6.3 and $18.1, respectively, and are included with other liabilities in the Consolidated Balance Sheets.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(9)Litigation

   We, like other insurance companies, are subject to legal and regulatory actions in the ordinary course of our business, including class actions. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages. Given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in some of our matters could have a material adverse effect on our consolidated financial condition or results of operation.

   We were named as a defendant in a lawsuit in Georgia, McBride v. Life Insurance Co. of Virginia dba GE Life and Annuity Assurance Co., related to the sale of universal life insurance policies. The complaint was filed on November 1, 2000 as a class action on behalf of all persons who purchased certain of our universal life insurance policies and alleges improper practices in connection with the sale and administration of universal life policies. The plaintiffs sought unspecified compensatory and punitive damages. On December 1, 2000, we removed the case to the U.S. District Court for the Middle District of Georgia. No class has been certified. We have vigorously denied liability with respect to the plaintiff's allegations. Nevertheless, to avoid the risks and costs associated with protracted litigation and to resolve our differences with policyholders, we agreed in principle on October 8, 2003, to settle the case on a nationwide class action basis. The settlement provides benefits to the class, and allows us to continue to serve our customers' needs undistracted by disruptions caused by litigation. The settlement documents have not been finalized, nor has any proposed settlement been submitted to the proposed class or for court approval, and a final settlement is not certain. In the third quarter of 2003, we accrued $50 million in reserves relating to this litigation, which represents our best estimate of bringing this matter to conclusion. The precise amount of payments in this matter cannot be estimated because they are dependent upon court approval of the class and related settlement, the number of individuals who ultimately will seek relief in the claim form process of any approved class settlement, the identity of such claimants and whether they are entitled to relief under the settlement terms and the nature of the relief to which they are entitled.

(10)Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the Consolidated Financial Statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, and derivative financial instruments. Other financial assets and liabilities - those not carried at fair value - are discussed below. Apart from certain of our borrowings and certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The bases on which we estimate fair values are as follows:

      Mortgage loans. Based on quoted market prices, recent transactions and/or discounted future cash flows, using rates at which similar loans would have been made to similar borrowers.

      Other financial instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and/or estimates of the cost to terminate or otherwise settle obligations.

      Borrowings. Based on market quotes or comparables.

      Investment contract benefits. Based on expected future cash flows, discounted at currently offered discount rates for immediate annuity contracts or cash surrender value for single premium deferred annuities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


      All other instruments. Based on comparable market transactions, discounted future cash flows, quoted market prices, and /or estimates of the cost to terminate or otherwise settle obligations.

   The following represents the fair value of financial assets and liabilities at December 31,

                                                      2003                           2002
                                         -----------------------------  -----------------------------
                                              Assets (Liabilities)           Assets (Liabilities)
                                         -----------------------------  -----------------------------
                                         Notional  Carrying  Estimated  Notional  Carrying  Estimated
                                          Amount    Amount   Fair Value  Amount    Amount   Fair Value
                                         -------- ---------  ---------- -------- ---------  ----------
Assets:
   Mortgage loans.......................    (a)   $ 1,262.3  $ 1,309.7      (a)  $ 1,034.7  $ 1,124.7
   Other financial instruments..........    (a)         0.9        0.9      (a)        1.6        1.6
Liabilities:
   Borrowings and related instruments:
       Borrowings.......................    (a)        (6.3)      (6.3)     (a)      (18.1)     (18.1)
       Investment contract benefits.....    (a)    (8,069.0)  (8,134.4)     (a)   (8,592.0)  (8,711.1)
Other firm commitments:
   Ordinary course of business lending
     commitments........................    --           --         --    15.3          --         --
Commitments to fund limited partnerships   7.4           --         --    11.6          --         --

--------
(a)These financial instruments do not have notional amounts.

   A reconciliation of current period changes for the years ended December 31, 2003 and 2002, net of applicable income taxes in the separate component of shareholders' interest labeled "derivatives qualifying as hedges", follows:

                                                               2003   2002
                                                              -----  -----
    Net Other Comprehensive Income Balances as of January 1.. $ 2.3  $(8.1)
    Current period decreases (increases) in fair value -- net  (0.3)   9.2
    Reclassification to earnings, net........................  (1.6)   1.2
                                                              -----  -----
    Balance at December 31................................... $ 0.4  $ 2.3
                                                              =====  =====

Hedges of Future Cash Flows

   There was none and less than $.01 of ineffectiveness reported in the twelve months ended December 31, 2003 and 2002, respectively, in fair values of hedge positions. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2003 and 2002 related to the hedge of future cash flows.

   The $0.4, net of taxes, recorded in shareholders' interest at December 31, 2003 is expected to be reclassified to future income, contemporaneously with and primarily offsetting changes in interest expense and interest income on floating-rate instruments. Of this amount $1.7, net of income taxes, is expected to be reclassified to earnings over the twelve-month period ending December 31, 2004. Actual amounts may vary from this amount as a result of market conditions. The amount of $(1.6) net of income taxes was reclassified to income over the twelve months ended December 31, 2003. No amounts were reclassified to income during the twelve months ended December 31, 2003 and 2002 in connection with forecasted transactions that were no longer considered probable of occurring.

Derivatives Not Designated as Hedges

   At December 31, 2003, there were no derivatives that do not qualify for hedge accounting under SFAS 133, as amended.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


(11)Non-controlled Entities

   One of the most common forms of off-balance sheet arrangements is asset securitization. We use GE Capital sponsored and third party entities to facilitate asset securitizations. As part of this strategy, management considers the relative risks and returns of our alternatives and predominately uses GE Capital sponsored entities. Management believes these transactions could be readily executed through third party entities at insignificant incremental cost.

   The following table summarizes the current balance of assets sold to Special Purpose Entities ("SPEs") at December 31:

                                                 2003   2002
                                                ------ ------
                  Assets secured by:
                     Commercial mortgage loans. $137.1 $162.4
                     Fixed maturities..........  105.4  129.9
                     Other receivables.........  107.3  117.2
                                                ------ ------
                         Total assets.......... $349.8 $409.5
                                                ====== ======

   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans -- loans on diversified commercial property; fixed maturities- domestic and foreign, corporate and government securities; other receivables -- primarily policy loans.

   We evaluate the economic, liquidity and credit risk related to the above SPEs and believe that the likelihood is remote that any such arrangements could have a significant adverse effect on our operations, cash flows, or financial position. Financial support for certain SPE's is provided under credit support agreements, in which GE Financial Assurance provides limited recourse for a maximum of $119 million of credit losses in such entities. Assets with credit support are funded by demand notes that are further enhanced with support provided by GE Capital. We may record liabilities, for such guarantees based on our best estimate of probable losses. To date, no SPE has incurred a loss.

   Sales of securitized assets to SPEs result in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. Sales resulted in net gains on securitizations of approximately $5.8 million, and $17 million in 2002, and 2001, respectively. There were no security transactions in 2003. The net realized gains and losses are included in net realized gains within our Consolidated Statements of Income Retained interests and recourse obligations related to such sales that are recognized in our consolidated financial statements are as follows:

                                                December 31,
                                           -----------------------
                                              2003        2002
                                           ----------- -----------
                                                 Fair        Fair
                                           Cost  Value Cost  Value
                                           ----- ----- ----- -----
              Retained interests -- assets $14.5 $15.6 $17.0 $20.9
              Servicing assets............    --    --    --    --
              Recourse liability..........    --    --    --    --
                                           ----- ----- ----- -----
                 Total.................... $14.5 $15.6 $17.0 $20.9
                                           ===== ===== ===== =====

   Retained interest. In certain securitization transactions, we retain an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks.

   Servicing assets. Following a securitization transaction, we retain the responsibility for servicing the receivables, and, as such, are entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There are no servicing assets nor liabilities recorded as the benefits of servicing the assets are adequate to compensate an independent servicer for its servicing responsibilities.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   Recourse liability. As described previously, under credit support agreements we provide recourse for credit losses in special purpose entities. We provide for expected credit losses under these agreements and such amounts approximate fair value.

(12)Restrictions on Dividends

   Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the lesser of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits or our earned surplus require formal approval from the Commonwealth of Virginia State Corporation Commission, Bureau of Insurance. Based on statutory results as of December 31, 2003, we are able to distribute $23.7 in dividends in 2004 without obtaining regulatory approval.

   We declared and paid dividends of $9.6 for each of the years ended December 31, 2003, 2002, and 2001.

(13)Supplementary Financial Data

   We file financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners ("NAIC") that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. We have no permitted accounting practices.

   For the years ended December 31, 2003, 2002, and 2001, statutory net (loss) income and statutory capital and surplus is summarized below:

                                            2003    2002    2001
                                           ------  ------  ------
             Statutory net loss........... $(28.0) $(48.8) $(20.5)
             Statutory capital and surplus $562.4  $550.7  $584.4

   The NAIC has adopted Risk Based Capital ("RBC") requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset risk, (ii) insurance risk, (iii) interest rate risk, and (iv) business risks. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, we periodically monitor our RBC level. At December 31, 2003 and 2002 we exceeded the minimum required RBC levels.

(14)Operating Segment Information

   During the fourth quarter 2003, we redefined our operating segments. Management realigned the business on a product line and market basis to intensify its focus on return on equity, optimum deployment of capital and distribution effectiveness. As a result of this change, our operations are conducted under two reporting segments corresponding to customer needs:
Retirement Income and Investments and Protection.

   Retirement Income and Investments comprised of products offered to consumers who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income during their retirement, and seek to protect against outliving their assets during retirement.

   Protection comprised of products offered to consumers to provide protection against financial hardship after the death of an insured and to protect income and assets from the adverse economic impacts of significant health care costs. See Note (1)(c) for further discussion of our principal product lines within these two segments.

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


   The following is a summary of industry segment activity for December 31, 2003, 2002, and 2001:

                                         Retirement
                                          Income &              Corporate
December 31, 2003 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   402.7   $  152.5   $(17.2)   $   538.0
Net realized investment gains...........         --         --      3.9          3.9
Premiums................................       (1.7)     105.7       --        104.0
Other revenues..........................      150.8      143.8       .3        294.9
                                          ---------   --------   ------    ---------
   Total revenues.......................      551.8      402.0    (13.0)       940.8
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      362.0      294.3       --        656.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       46.4       55.3     47.3        149.0
Amortization of deferred acquisition
  costs and intangibles.................       84.9       34.0       --        118.9
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      493.3      383.6     47.3        924.2
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    58.5   $   18.4   $(60.3)   $    16.6
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    14.7   $    6.5   $(24.3)   $    (3.1)
                                          =========   ========   ======    =========
   Net income (loss)....................  $    43.8   $   11.9   $(36.0)   $    19.7
                                          =========   ========   ======    =========
Total assets............................  $17,412.4   $2,758.1   $692.1    $20,862.6
                                          =========   ========   ======    =========


                                         Retirement
                                          Income &              Corporate
December 31, 2002 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   457.1   $  160.5   $(17.4)   $   600.2
Net realized investment gains...........         --         --     55.3         55.3
Premiums................................        1.0      102.3      2.0        105.3
Other revenues..........................      157.3      123.7      3.6        284.6
                                          ---------   --------   ------    ---------
   Total revenues.......................      615.4      386.5     43.5      1,045.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      392.6      247.1       .6        640.3
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       37.1       57.8      4.4         99.3
Amortization of deferred acquisition
  costs and intangibles.................      113.6       30.6      2.9        147.1
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      543.3      335.5      7.9        886.7
                                          ---------   --------   ------    ---------
   Income before income taxes...........  $    72.1   $   51.0   $ 35.6    $   158.7
                                          =========   ========   ======    =========
   Provision (benefit) for income taxes.  $    26.0   $   18.1   $ (1.2)   $    42.9
                                          =========   ========   ======    =========
   Net income...........................  $    46.1   $   32.9   $ 36.8    $   115.8
                                          =========   ========   ======    =========
Total assets............................  $17,116.4   $2,777.5   $387.1    $20,281.0
                                          =========   ========   ======    =========

             GE LIFE AND ANNUITY ASSURANCE COMPANY AND SUBSIDIARY

                 Years Ended December 31, 2003, 2002 and 2001
                         (Dollar amounts in millions)


                                         Retirement
                                          Income &              Corporate
December 31, 2001 -- Segment Data        Investments Protection  & Other  Consolidated
---------------------------------        ----------- ---------- --------- ------------
Net investment income...................  $   529.8   $  168.1   $  1.0    $   698.9
Net realized investment gains...........         --         --     29.1         29.1
Premiums................................         .8      107.6       --        108.4
Other revenues..........................      167.6      125.2      5.2        298.0
                                          ---------   --------   ------    ---------
   Total revenues.......................      698.2      400.9     35.3      1,134.4
                                          ---------   --------   ------    ---------
Interest credited, benefits, and other
  changes in policy reserves............      481.4      234.7       --        716.1
Underwriting, acquisition, and
  insurance expenses, net of deferrals..       29.4       65.0     (7.1)        87.3
Amortization of deferred acquisition
  costs and intangibles.................       90.7       38.1      2.5        131.3
                                          ---------   --------   ------    ---------
   Total benefits and expenses..........      601.5      337.8     (4.6)       934.7
                                          ---------   --------   ------    ---------
   Income before income taxes and
     cumulative effect of change in
     accounting practice................  $    96.7   $   63.1   $ 39.9    $   199.7
                                          =========   ========   ======    =========
   Provision for income taxes...........  $    34.4   $   23.5   $ 12.2    $    70.1
                                          =========   ========   ======    =========
   Income before cumulative effect of
     change in accounting practice......  $    62.3   $   39.6     27.7    $   129.6
                                          =========   ========   ======    =========
   Cumulative effect of change in
     accounting practice................  $      --   $     --   $ (5.7)   $    (5.7)
                                          =========   ========   ======    =========
   Net income...........................  $    62.3   $   39.6   $ 22.0    $   123.9
                                          =========   ========   ======    =========
Total assets............................  $18,990.6   $2,802.3   $575.3    $22,368.2
                                          =========   ========   ======    =========

(15)Quarterly Financial Data (unaudited)

   Summarized quarterly financial data for the years ended December 31, 2003 and 2002 were as follows:

                                         First Quarter Second Quarter Third Quarter  Fourth Quarter
                                         ------------- -------------  -------------- -------------
                                          2003   2002   2003   2002    2003    2002   2003    2002
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net investment income................... $137.9 $154.7 $137.1 $150.4  $137.9  $152.6 $125.1  $142.5
                                         ------ ------ ------ ------  ------  ------ ------  ------
Total revenues.......................... $250.9 $267.2 $227.7 $210.9  $227.1  $279.7 $235.1  $287.6
                                         ------ ------ ------ ------  ------  ------ ------  ------
Earnings (loss) before cumulative
 effect of change in accounting
 principle (1).......................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------
Net income (loss)....................... $ 24.9 $ 32.7 $  9.7 $ (0.4) $(21.9) $ 24.1 $  7.0  $ 59.4
                                         ------ ------ ------ ------  ------  ------ ------  ------

--------
(1)See note 1 (r) of the Consolidated Financial Statements.